   As filed with the Securities and Exchange Commission on February 27, 2002

                           Registration Nos. 33-11716
                                    811-5018


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 31

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 30

      SMITH BARNEY INVESTMENT SERIES (Formerly, Concert Investment Series)
        (Exact Name of Registrant as Specified in Declaration of Trust)

                 333 West 34th Street, New York, New York   10001
             (Address of Principal Executive Offices)    (Zip Code)

                                 (212) 830-4828
              (Registrant's Telephone Number, Including Area Code)

                       CHRISTINA T. SYDOR, ESQ.Secretary

            Smith Barney Investment Series, 300 First Stamford Place,
                        Stamford, Connecticut 06902
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on February 28, 2002 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS




                                 SMITH BARNEY
                            GROWTH AND INCOME FUND


      Class A, B, L, O, P, Y and 1 Shares
      February 28, 2002



      The Securities and Exchange Commission has not approved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

Smith Barney

Growth And Income Fund

  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  9

               Choosing a class of shares to buy............ 10

               Comparing the fund's classes................. 12

               Sales charges................................ 14

               More about deferred sales charges............ 17

               Buying shares................................ 18

               Exchanging shares............................ 20

               Redeeming shares............................. 22

               Other things to know about share transactions 24

               Dividends, distributions and taxes........... 26

               Share price.................................. 27

               Financial highlights......................... 28

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks reasonable growth and income.

Principal investment strategies
Key investments The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

Selection process The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. The manager uses a two-step selection process commonly known as "growth at a reasonable price."

First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued. Quantitative factors include:

[_] Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
[_] Value characteristics, including low price/earnings ratios and other statistics indicating that a security is undervalued

Then, the manager uses fundamental qualitative research to verify these equity securities' growth potential. Qualitative factors include:

[_] Management with established track records, or favorable changes in current management
[_]  Improvement in a company's competitive position
[_]  Positive changes in corporate strategy

These quantitative and qualitative factors, as well as the expected dividends and income, influence the fund's purchases and sales of securities.



Smith Barney Growth and Income Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

.. Stock prices decline generally
.. Large capitalization companies fall out of favor with investors
.. Companies in which the fund invests suffer unexpected losses or lower than expected earnings
.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Who may want to invest The fund may be an appropriate investment if you:

.. Are seeking to participate in the long-term growth potential of the U.S.
  stock market
.. Are willing to accept the risks of the stock market

                                                      Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing the performance of the fund's Class 1 shares for each of the past 10 calendar years. Past performance does not necessarily indicate how the fund will perform in the future. Class A, B, L, O, P and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class 1 Shares



                                    [CHART]

'92     7.33%
'93     9.40%
'94   (3.17)%
'95    36.57%
'96    17.93%
'97    24.47%
'98    19.32%
'99    16.77%
'00   (9.37)%
'01  (11.53)%

                        Calendar years ended December 31


Quarterly returns:

Highest: 19.51% in 4th quarter 1998; Lowest: -15.70% in 3rd quarter 2001




Smith Barney Growth and Income Fund

Risk return table


This table compares the before- and- after tax average annual total return of the fund's Class 1 shares for the periods shown with that of the S&P 500 Index, a broad-based unmanaged index of common stocks. After-tax returns for all other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. This table also compares the before-tax average annual total returns of the other fund classes with those of the S&P 500 Index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. This table assumes the maximum sales load applicable, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001


                                                            Since   Inception
                                1 year   5 years 10 years Inception   Date
Class 1
  Return Before Taxes           (19.06)%   4.94%   8.82%      n/a   08/08/86
  Return After Taxes on
  Distributions                 (19.21)%   2.73%   6.09%      n/a   08/08/86
  Return After Taxes on
  Distributions and Sale of
  Fund Shares                   (11.61)%   3.84%   6.48%      n/a   08/08/86
-----------------------------------------------------------------------------
Other Classes
Class A                         (16.32)%   5.41%    n/a      7.64 % 08/18/96
Class B                         (17.00)%   5.55%    n/a      7.84 % 08/18/96
Class L                         (14.22)%    n/a     n/a    (14.46)% 10/09/00
Class O                         (13.01)%    n/a     n/a    (13.02)% 12/08/00
Class P                         (16.52)%    n/a     n/a    (16.29)% 12/08/00
Class Y                         (11.47)%    n/a     n/a    (12.40)% 12/08/00
-----------------------------------------------------------------------------
S&P 500 Index*                  (11.88)%  10.70%  12.93%      n/a      **


 * Index performance reflects no deductions for fees, expenses or taxes.


** Index comparison begins on 08/08/86. The total return of the S&P 500 Index since the inception of each of Class A, B, L, O, P and Y is 12.31%, 12.31%, (14.19)%, (14.21)%, (14.21)% and (14.21)%, respectively.



                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly
from your
investment)         Class A Class B Class L Class O Class P Class Y Class 1
Maximum sales
charge (load)
imposed on
purchases (as a
% of offering
price)               5.00%    None   1.00%   1.00%    None   None    8.50%
Maximum
deferred sales
charge (load)
(as a % of the
lower of net asset
value at purchase
or redemption)       None*   5.00%   1.00%   1.00%   5.00%   None     None

 * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                        Annual fund operating expenses


(expenses
deducted from
fund assets)     Class A Class B Class L Class O Class P Class Y Class 1
Management fee    0.62%   0.62%   0.62%   0.62%   0.62%   0.62%   0.62%
Distribution and
service (12b-1)
fees              0.25%   1.00%   1.00%   0.70%   0.75%    None    None
Other expenses    0.30%   0.38%   0.23%   0.21%   0.16%   0.05%   0.11%
                  -----   -----   -----   -----   -----   -----   -----
Total annual
fund operating
expenses          1.17%   2.00%   1.85%   1.53%   1.53%   0.67%   0.73%
                  =====   =====   =====   =====   =====   =====   =====




Smith Barney Growth and Income Fund

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]  You invest $10,000 in the fund for the period shown
[_]  Your investment has a 5% return each year
[_]  You reinvest all distributions and dividends without a sales charge
[_]  The fund's operating expenses remain the same

                      Number of years you own your shares

                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $613  $  853  $1,111   $1,849
Class B (redemption at end of period)  $703  $  927  $1,178   $2,113
Class B (no redemption)                $203  $  627  $1,078   $2,113
Class L (redemption at end of period)  $386  $  676  $1,091   $2,247
Class L (no redemption)                $286  $  676  $1,091   $2,247
Class O (redemption at end of period)  $354  $  579  $  926   $1,905
Class O (no redemption)                $254  $  579  $  926   $1,905
Class P (redemption at end of period)  $656  $  783  $  934   $1,727
Class P (no redemption)                $156  $  483  $  834   $1,727
Class Y (with or without redemption)   $ 68  $  214  $  373   $  835
Class 1 (with or without redemption)   $918  $1,064  $1,222   $1,679


  More on the fund's investments


Equity securities Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.



Foreign investments The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In

                                                      Smith Barney Mutual Funds
addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. On January 1, 2002, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.


Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities; securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

[_] To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
[_]  As a substitute for buying or selling securities
[_]  To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Short Sales The fund may engage in short sales. Losses from short sales may be unlimited.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Special restrictions The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.



Smith Barney Growth and Income Fund

  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC), an affiliate of Salomon Smith Barney Inc. The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Michael Kagan, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since August 14, 2000. Mr. Kagan has been with the manager since 1994 and has more than 19 years of securities business experience.



Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.62% of the fund's average daily net assets.


Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B, L, O and P shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.

                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class 1, O or P shares if you are a Class 1, O or P shareholder, respectively. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_] If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_] A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_] The fund, but only if you are investing through certain qualified plans or certain Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.



Smith Barney Growth and Income Fund

                                          Initial           Additional
                                Classes A, B, L   Class Y   All Classes
General                             $1,000      $15 million     $50
IRAs, Self Employed Retirement
Plans, Uniform Gift to Minor
Accounts                             $250       $15 million     $50
Qualified Retirement Plans*          $25        $15 million     $25
Simple IRAs                           $1            n/a         $1
Monthly Systematic Investment
Plans                                $25            n/a         $25
Quarterly Systematic Investment
Plans                                $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                       Class A              Class B             Class L            Class O
Key features     .Initial sales       .No initial sales    .Initial sales     .Only available
                  charge               charge               charge is lower    to eligible
                 .You may             .Deferred sales       than Class A       Class O
                  qualify for          charge              .Deferred           shareholders
                  reduction            declines over        sales charge      .Initial sales
                  or waiver of         time                 for only 1 year    charge is lower
                  initial sales       .Converts to         .Does not           than Class A
                  charge               Class A              convert to        .Deferred
                 .Lower annual         after 8 years        Class A            sales charge
                  expenses            .Higher annual       .Higher annual      for only 1 year
                  than Class B         expenses             expenses          .Does not
                  and Class L          than Class A         than Class A       convert to
                                                                               Class A
                                                                              .Higher annual
                                                                               expenses
                                                                               than Class A

------------------------------------------------------------------------------------------------
Initial sales    Upto 5.00%;          None                 1.00%              1.00%
charge           reduced for large
                 purchases and
                 waived for cer-
                 tain investors. No
                 charge for pur-
                 chases of
                 $1,000,000 or
                 more
------------------------------------------------------------------------------------------------
Deferred sales   1.00%on              Upto 5.00%           1.00%if you        1.00%if you
charge           purchases of         charged when         redeem within      redeem within
                 $1,000,000 or        you redeem           1 year of          1 year of
                 more if you          shares. The          purchase           purchase
                 redeem               charge is
                 within 1 year        reduced over
                 of purchase          time and there
                                      is no deferred
                                      sales charge after
                                      6 years
------------------------------------------------------------------------------------------------
Annual           0.25% of aver-age    1.00% of aver-age    1.00% of aver-age  0.70% of aver-age
Distribution     daily net assets     daily net assets     daily net assets   daily net assets
and service fees
------------------------------------------------------------------------------------------------
Exchange         Class A shares       Class B shares       Class L shares     Class L shares
Privilege*       of most Smith        of most Smith        of most Smith      of most Smith
                 Barney funds         Barney funds         Barney funds       Barney funds

------------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.



Smith Barney Growth and Income Fund

                        Class P          Class Y           Class 1
Key features       .Only avail-able  .No initial or   .Only avail-able
                    to eligible       deferred         to eligible
                    Class P           sales charge     Class 1
                    shareholders     .Must invest at   shareholders
                   .No initial        least $15       .You may
                    sales charge      million          qualify for
                   .Deferred         .Lower annual     reduction or
                    sales charge      expenses         waiver of
                    declines over     than the other   initial sales
                    time              classes          charge
                   .Converts to                       .Higher initial
                    Class A after 8                    sales charge
                    years                             .Lower annual
                   .Higher                             expenses than
                    annual ex-                         Class A, B
                    penses than                        and L
                    Class A
------------------------------------------------------------------------
Initial sales      None              None             Upto 8.50%;
charge                                                reduced for
                                                      large purchases

------------------------------------------------------------------------
Deferredsales      Upto 5.00%        None             None
charge             charged when
                   you redeem
                   shares. The
                   charge is
                   reduced over
                   time and there
                   is no deferred
                   sales charge
                   after 6 years
------------------------------------------------------------------------
Annual             0.75% of aver-age None             None
Distribution       daily net assets
and service fees
------------------------------------------------------------------------
Exchange           Class B shares    Class Y shares   Class 1 Shares
Privilege*         of most Smith     of most Smith    of Smith Barney
                   Barney funds      Barney funds     funds that offer
                                                      Class 1 shares and
                                                      Class A shares of
                                                      certain other
                                                      Smith Barney
                                                      funds
------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the Fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


                                                         Broker/Dealer
                                  Sales Charge as a % of   commission
                                  Offering   Net amount    as a % of
Amount of purchase                price (%) invested (%) offering price
Less than $25,000                   5.00        5.26             4.50
$25,000 but less than $50,000       4.25        4.44             3.83
$50,000 but less than $100,000      3.75        3.90             3.38
$100,000 but less than $250,000     3.25        3.36             2.93
$250,000 but less than $500,000     2.75        2.83             2.48
$500,000 but less than $1,000,000   2.00        2.04             1.80
$1,000,000 or more                   -0-         -0-      up to 1.00*

* A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


Smith Barney Growth and Income Fund

Accumulation privilege - lets you combine the current value of Class A shares owned


[_]  by you, or
[_]  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]  Employees of NASD members
[_] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B and Class P shares

You buy Class B and Class P shares at net asset value without paying an initial sales charge. However, if you redeem your Class B or Class P shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.


Year after purchase                     1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge                   5%  4%  3%  2%  1%        0%

Service Agents selling Class B or Class P shares receive a commission of up to 4.50% of the purchase price of the Class B or Class P shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B or Class P shares they are servicing.


                                                      Smith Barney Mutual Funds

Class B and Class P conversion After 8 years, Class B or Class P shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B or Class P shares will convert to Class A shares as follows:

Shares issued:             Shares issued:       Shares issued:
At initial                 On reinvestment of   Upon exchange from
purchase                   dividends and        another Smith Barney
                           distributions        fund
Eight years after the date In same proportion   On the date the
of purchase                as the number of     shares originally
                           Class B or Class P   acquired would have
                           shares converting is converted into Class
                           to total Class B or  A shares
                           Class P shares you
                           own (excluding
                           shares issued as
                           dividends)

Class L and Class O shares (available through certain Service Agents)

You buy Class L and Class O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L or Class O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of certain other Smith Barney Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.


Service Agents selling Class L or Class O shares receive a commission of up to 2.00% of the purchase price of the Class L or Class O shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares and of up to 0.70% of the average daily net assets represented by the Class O shares serviced by them.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.


Smith Barney Growth and Income Fund

Class 1 shares (available through certain Service Agents)
Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on a fund's distributions or dividends that you reinvest in additional Class 1 shares.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

                                                         Broker/Dealer
                                  Sales Charge as a % of   commission
                                  Offering   Net amount    as a % of
Amount of purchase                price (%) invested (%) offering price
Less than $10,000                   8.50%      9.29%         7.00%
$10,000 but less than $25,000       7.75%      8.40%         6.25%
$25,000 but less than $50,000       6.00%      6.38%         5.00%
$50,000 but less than $100,000      4.50%      4.71%         3.75%
$100,000 but less than $250,000     3.50%      3.63%         3.00%
$250,000 but less than $400,000     2.50%      2.56%         2.00%
$400,000 but less than $600,000     2.00%      2.04%         1.60%
$600,000 but less than $5,000,000   1.00%      1.01%         0.75%
$5,000,000 or more                  0.25%      0.25%         0.20%

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]  Shares exchanged for shares of another Smith Barney fund
[_]  Shares representing reinvested distributions and dividends
[_]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.


                                                      Smith Barney Mutual Funds

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]  On payments made through certain systematic withdrawal plans
[_]  On certain distributions from a retirement plan
[_]  For involuntary redemptions of small account balances
[_]  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    [_]  Class of shares being bought
                    [_]  Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                    [_]  Write the fund at the following address:
                        Smith Barney Investment Series
                        Growth and Income Fund
                        (Specify class of shares)
                        c/o PFPC Global Fund Services
                        P.O. Box 9699
                        Providence, RI 02940-9699


Smith Barney Growth and Income Fund

                 [_] Enclose a check to pay for the shares. For initial purchases, complete and send an account application
                 [_]  For more information, call Smith Barney Share-
                      holder Services at 1-800-451-2010
 ------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-tain money market funds, in order to buy shares on a regular basis.

                 [_] Amounts transferred should be at least: $25 monthly or $50 quarterly.
                 [_] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.



                                                      Smith Barney Mutual Funds

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney mutual funds. Be sure to of mutual funds read the prospectus of the Smith Barney mutual fund tailored to help you are exchanging into. An exchange is a taxable meet the varying transaction.
 needs of both large
 and small investors [_]  You may exchange shares only for shares of the same class of another Smith Barney mutual fund.
                          You may exchange Class O shares for Class L shares
                          of another Smith Barney mutual fund and Class P
                          shares for Class B shares of another Smith Barney
                          mutual fund. You may exchange Class 1 shares for
                          Class A shares of certain Smith Barney mutual
                          funds. Not all Smith Barney funds offer all classes.
                     [_]  Not all Smith Barney funds may be offered in your
                          state of residence. Contact -your Service Agent or the
                          transfer agent for further information.
                     [_]  Exchanges of Class A, Class B and Class L shares are
                          subject to minimum investment requirements
                          (except for systematic investment plan exchanges),
                          and all shares are subject to the other requirements
                          of the fund into which exchanges are made.
                     [_]  If you hold share certificates, the applicable sub-
                          transfer agent must receive the certificates endorsed
                          for transfer or with signed stock powers (documents
                          transferring ownership of certificates) before the
                          exchange is effective.
                     [_]  The fund may suspend or terminate your exchange
                          privilege if you engage in an excessive pattern of
                          exchanges.
-------------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase. If
                     the fund you exchange into has a higher deferred sales
                     charge, you will be subject to that charge. If you ex-
                     change at any time into a fund with a lower charge, the
                     sales charge will not be reduced.



Smith Barney Growth and Income Fund

     ----------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                  Stock Exchange is open. For clients of a PFS Invest-ments Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                  You can make telephone exchanges only between ac-
                  counts that have identical registrations.
     ----------------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.


                                                      Smith Barney Mutual Funds

  Redeeming shares


      Generally Contact your Service Agent to redeem shares of the fund.

                If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                If the shares are held by a fiduciary or corporation, other documents may be required.

                Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days.

                If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
      -------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                For clients of a PFS Investments Registered Representa-tive, write Primerica Shareholder Services at the follow-ing address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662

                For all other investors, send your request to PFPC Global Fund Services at the following address:

                    Smith Barney Investment Series
                    Growth and Income Fund
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699



Smith Barney Growth and Income Fund

                 Your written request must provide the following:

                 [_]  The name of the fund and account number
                 [_]  The class of shares and the dollar amount or num-
                      ber of shares to be redeemed
                 [_]  Signatures of each owner exactly as the account is
                      registered
--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares in amounts
                 up to $50,000 per day through the fund. You must
                 complete an authorization form to authorize telephone
                 redemptions. If eligible, you may request redemptions
                 by telephone on any day the New York Stock Exchange
                 is open. For clients of a PFS Investments Registered
                 Representative, call Primerica Shareholder Services at
                 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                 (Eastern time). All other shareholders should call the
                 transfer agent at 1-800-451-2010 between 9:00 a.m. and
                 4:00 p.m. (Eastern time). Requests received after the
                 close of regular trading on the Exchange are priced at
                 the net asset value next determined.

                 Your redemption proceeds can be sent by check to your
                 address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization form
                 to change the bank account designated to receive wire
                 or electronic transfers and you may be asked to provide
                 certain other documents. A sub-transfer agent may
                 charge a fee on an electronic transfer (ACH) or wire.
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]  Your shares must not be represented by certificates
                 [_]  All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_]  Name of the fund
[_]  Account number
[_]  Class of shares being bought, exchanged or redeemed
[_]  Dollar amount or number of shares being bought, exchanged or redeemed
[_]  Signature of each owner exactly as the account is registered


The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for telphone transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]  Are redeeming over $50,000
[_] Are sending signed share certificates or stock powers to the applicable sub-transfer agent
[_] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[_]  Changed your account registration
[_]  Want the check paid to someone other than the account owner(s)
[_] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]  Suspend the offering of shares
[_]  Waive or change minimum and additional investment amounts
[_]  Reject any purchase or exchange order
[_]  Change, revoke or suspend the exchange privilege
[_]  Suspend telephone transactions


Smith Barney Growth and Income Fund

[_] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.




                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes

Dividends The fund generally pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-
                                      term only if shares owned more
                                      than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.



After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



Smith Barney Growth and Income Fund

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before its close of business.


                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2001 and 2000 was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal years ended October 31, 1997 through October 31, 1999 has been audited by other independent auditors.


  For a Class 1 share of beneficial interest outstanding throughout each year ended October 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 19.03    $21.36    $18.53   $20.10  $18.11
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.10      0.08      0.09     0.18    0.24
 Net realized and unrealized gain (loss)   (4.62)     1.11      3.60     1.70    4.23
--------------------------------------------------------------------------------------
Total income (loss) from operations        (4.52)     1.19      3.69     1.88    4.47
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.06)    (0.07)    (0.08)   (0.20)  (0.30)
 Net realized gains                        (1.37)    (3.45)    (0.78)   (3.25)  (2.18)
--------------------------------------------------------------------------------------
Total distributions                        (1.43)    (3.52)    (0.86)   (3.45)  (2.48)
--------------------------------------------------------------------------------------
Net asset value, end of year             $ 13.08    $19.03    $21.36   $18.53  $20.10
--------------------------------------------------------------------------------------
Total return                              (25.18)%    5.39%    20.27%   10.90%  27.35%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)       $   678    $1,017    $1,122   $1,079  $1,097
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.73%     0.85%     0.84%    0.83%   0.88%
 Net investment income                      0.62      0.43      0.43     0.90    1.25
--------------------------------------------------------------------------------------
Portfolio turnover rate                       69%       63%       53%      34%     93%
--------------------------------------------------------------------------------------


/(1)/ Per share amounts have been calculated using the monthly average shares method.


Smith Barney Growth and Income Fund

  For a Class A share of beneficial interest outstanding throughout each year ended October 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 19.03    $21.35    $18.53   $20.10  $18.11
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)               0.03      0.04      0.03    (0.02)   0.20
 Net realized and unrealized gain (loss)   (4.61)     1.11      3.60     1.85    4.22
--------------------------------------------------------------------------------------
Total income (loss) from operations        (4.58)     1.15      3.63     1.83    4.42
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.01)    (0.02)    (0.03)   (0.15)  (0.25)
 Net realized gains                        (1.37)    (3.45)    (0.78)   (3.25)  (2.18)
--------------------------------------------------------------------------------------
Total distributions                        (1.38)    (3.47)    (0.81)   (3.40)  (2.43)
--------------------------------------------------------------------------------------
Net asset value, end of year             $ 13.07    $19.03    $21.35   $18.53  $20.10
--------------------------------------------------------------------------------------
Total return                              (25.51)%    5.14%    19.93%   10.63%  27.04%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)       $   295    $  215    $  181   $  124  $   80
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   1.17%     1.06%     1.12%    1.07%   1.12%
 Net investment income                      0.19      0.21      0.15     0.63    0.96
--------------------------------------------------------------------------------------
Portfolio turnover rate                       69%       63%       53%      34%     93%
--------------------------------------------------------------------------------------


/(1)/ Per share amounts have been calculated using the monthly average shares method.

  For a Class B share of beneficial interest outstanding throughout each year ended October 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 18.70    $21.16    $18.48   $20.07  $18.09
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)              (0.10)    (0.10)    (0.12)   (0.01)   0.06
 Net realized and unrealized gain (loss)   (4.50)     1.09      3.58     1.71    4.22
--------------------------------------------------------------------------------------
Total income from operations               (4.60)     0.99      3.46     1.70    4.28
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        --        --        --    (0.04)  (0.12)
 Net realized gains                        (1.37)    (3.45)    (0.78)   (3.25)  (2.18)
--------------------------------------------------------------------------------------
Total distributions                        (1.37)    (3.45)    (0.78)   (3.29)  (2.30)
--------------------------------------------------------------------------------------
Net asset value, end of year             $ 12.73    $18.70    $21.16   $18.48  $20.07
--------------------------------------------------------------------------------------
Total return                              (26.10)     4.36%    19.03%    9.85%  26.08%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)       $   160    $  232    $  208   $  137  $   99
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   2.00%     1.81%     1.87%    1.81%   1.88%
 Net investment income (loss)              (0.65)    (0.54)    (0.60)   (0.09)   0.22
--------------------------------------------------------------------------------------
Portfolio turnover rate                       69%       63%       53%      34%     93%
--------------------------------------------------------------------------------------


/(1)/ Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class L share of beneficial interest outstanding throughout the period ended October 31:


                                                            2001/(1)/ 2000(1)(2)
---------------------------------------------------------------------------------
Net asset value, beginning of year                          $ 19.04     $18.49
---------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                                          (0.08)     (0.02)
 Net realized and unrealized gain (loss)                      (4.59)      0.57
---------------------------------------------------------------------------------
Total income (loss) from operations                           (4.67)      0.55
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                           --         --
 Net realized and unrealized loss                             (1.37)        --
---------------------------------------------------------------------------------
Total distributions                                           (1.37)        --
---------------------------------------------------------------------------------
Net asset value, end of year                                $ 13.00     $19.04
---------------------------------------------------------------------------------
Total return                                                 (25.99)%     2.97%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000s)                              $ 5,774     $  205
---------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                                      1.85%      1.71%+
 Net investment loss                                          (0.49)     (1.23)+
---------------------------------------------------------------------------------
Portfolio turnover rate                                          69%        63%
---------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/For the period from October 9, 2000 (inception) to October 31, 2000. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


  For a share of each class of capital stock outstanding throughout the period:



                                                            Class O(1)(2) Class P(1)(2) Class Y(1)(2)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $ 16.55       $ 16.55      $  16.55
-----------------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)                                    (0.03)        (0.03)         0.10
 Net realized and unrealized loss                                (3.48)        (3.48)        (3.51)
-----------------------------------------------------------------------------------------------------
Total loss from operations                                       (3.51)        (3.51)        (3.41)
-----------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment (loss)                                              --            --         (0.06)
 Net realized and unrealized income (loss)                          --            --            --
-----------------------------------------------------------------------------------------------------
Total distributions                                                 --            --         (0.06)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $ 13.04       $ 13.04      $  13.08
-----------------------------------------------------------------------------------------------------
Total return++                                                  (21.21)%      (21.21)%      (20.65)%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year(000s)                                  $ 2,453       $47,719      $161,405
-----------------------------------------------------------------------------------------------------
Ratios to average net assets+:
 Expenses                                                         1.53%         1.53%         0.67%
 Net investment income (loss)                                    (0.18)        (0.20)         0.68
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             69%           69%           69%
-----------------------------------------------------------------------------------------------------



(1)For the period from December 8, 2000 (inception date) to October 31, 2001.


(2)Per share amounts have been calculated using the average shares method.


++Total return is not annualized, as it may not be representative of the total return for the year.


+ Annualized.



Smith Barney Growth and Income Fund

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed./SM/



Smith Barney

Growth and Income Fund

An investment portfolio of Smith Barney Investment Series

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the applicable sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor any distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act file no. 811-05018)

FD02013 02/02

                                  PROSPECTUS




                              SMITH BARNEY LARGE
                                 CAP CORE FUND


      Class A, B, L, Y and 1 Shares
      February 28, 2002



      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                        [LOGO] Smith Barney Mutual Funds
                        Your Serious Money. Professionally Managed. /SM/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

Smith Barney Large Cap Core Fund


  Contents
               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 15

               Buying shares................................ 16

               Exchanging shares............................ 17

               Redeeming shares............................. 19

               Other things to know about share transactions 21

               Dividends, distributions and taxes........... 23

               Share price.................................. 24

               Financial highlights......................... 25


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks capital appreciation.

Principal investment strategies

Key investments Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Companies that have market capitalizations within the top 1000 stocks of the equity markets are considered large cap issuers. Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have large market capitalizations for the purposes of the 80% policy. At December 31, 2001, issuers within the top 1000 stocks had market capitalizations of at least $1.4 billion. This number will change with changes in the market. The fund may also invest in securities issued by smaller companies.



Selection process The manager uses a "bottom-up" strategy, primarily focusing on individual security selection, with less emphasis on industry and sector allocation. The manager selects investments for their capital appreciation potential; any ordinary income is incidental. In selecting individual companies for investment, the manager looks for companies thought to have:


[_]Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector [_]Value characteristics, including low price/earnings ratios and other statistics indicating that a security is undervalued
[_]Increasing profits and sales

[_]Competitive advantages that could be more fully exploited


[_]Skilled management that is committed to long-term growth
[_]Potential for a long-term investment by the fund

The manager uses fundamental research to find stocks with strong growth potential, and then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks that it identifies through fundamental research. This style of stock selection is commonly known as "growth at a reasonable price."



Smith Barney Large Cap Core Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]Stock prices decline generally
[_]Large capitalization companies fall out of favor with investors

[_]The manager's judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect


[_]Portfolio companies do not meet earnings expectations or other events depress the value of those companies' stocks.


The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are an aggressive investor seeking to participate in the long term growth potential of the stock market
[_]Are willing to accept the risks of investing in common stocks

                                                      Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing the performance of the fund's Class 1 shares for each of the past 10 calendar years. Past performance does not necessarily indicate how the fund will perform in the future. Class A, B, L and Y shares have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class 1 Shares


                                    [CHART]

                                   '92       7.13%
                                   '93       9.37%
                                   '94      (2.29)%
                                   '95      32.84%
                                   '96      18.89%
                                   '97      27.70%
                                   '98      28.50%
                                   '99      29.05%
                                   '00      (5.28)%
                                   '01     (14.84)%

                        Calendar years ended December 31


Quarterly returns:

Highest: 23.52% in 4th quarter 1998; Lowest: -15.03% in 3rd quarter 2001




Smith Barney Large Cap Core Fund

Risk return table

This table compares the before- and after-tax average annual total return of the fund's Class 1 shares for the periods shown with that of the S&P 500 Index, a broad-based unmanaged index of common stocks. After-tax returns for all other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. This table compares the before-tax average annual total returns of the other fund classes with those of the S&P 500 Index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. This table assumes the maximum sales load applicable, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001


                                                          Since   Inception
                              1 year   5 years 10 years Inception   Date
     Class 1
       Return Before Taxes    (22.08)%   9.35%  10.94%      n/a   04/14/87
       Return After Taxes
       on Distributions       (22.23)%   7.35%   8.35%      n/a   04/14/87
       Return After Taxes
       on Distributions and
       Sale of Fund Shares    (13.45)%   7.48%   8.26%      n/a   04/14/87
     ----------------------------------------------------------------------
     Other Classes
     Class A                  (19.63)%   9.77%    n/a     11.50%   8/18/96
     Class B                  (20.15)%   9.96%    n/a     11.75%   8/18/96
     Class L                  (17.26)%    n/a     n/a    (20.63)%  9/19/00
     Class Y                     n/a      n/a     n/a       n/a      *
     ----------------------------------------------------------------------
     S&P 500 Index**          (11.88)%  10.70%  12.93%      n/a     ***

  * No Class Y shares were outstanding for the calendar year ended 12/31/01.

 ** Index performance reflects no deductions for fees, expenses or taxes.


*** Index comparison begins on 04/14/87. The total return of the S&P 500 Index since the inception of each of the Class A, B and L shares is 12.31%, 12.31% and (16.02)%, respectively.

                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

   (fees paid directly from your
   investment)                        Class A Class B Class L Class Y Class 1
   Maximum sales charge (load)
   imposed on purchases
   (as a % of offering price)          5.00%    None   1.00%   None    8.50%
   Maximum deferred sales charge
   (load) (as a % of the lower of net
   asset value at purchase or
   redemption)                         None*   5.00%   1.00%   None     None

 * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                        Annual fund operating expenses


  (expenses deducted from fund assets) Class A Class B Class L Class Y Class 1
        Management fee                  0.56%   0.56%   0.56%   0.56%   0.56%
        Distribution and service
        (12b-1) fees                    0.25%   1.00%   1.00%    None    None
        Other expenses*                 0.53%   0.45%   0.09%   0.09%   0.17%
                                        -----   -----   -----   -----   -----
        Total annual fund
        operating expenses              1.34%   2.01%   1.65%   0.65%   0.73%


 * For Class Y shares,"Other expenses" have been estimated because no Class Y shares were outstanding during the fund's last full fiscal year.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses remain the same



Smith Barney Large Cap Core Fund

                      Number of years you own your shares

                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $603  $  903  $1,197   $2,032
     Class B (redemption at end of period)  $704  $  930  $1,183   $2,165
     Class B (no redemption)                $204  $  630  $1,083   $2,165
     Class L (redemption at end of period)  $366  $  615  $  988   $2,035
     Class L (no redemption)                $266  $  615  $  988   $2,035
     Class Y (with or without redemption)   $ 66  $  203  $  362   $  810
     Class 1 (with or without redemption)   $918  $1,064  $1,222   $1,679


  More on the fund's investments


Equity Securities Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.



Foreign investments The fund may invest up to 20% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, there is a possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. On January 1, 2002, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.


Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities; securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:


                                                      Smith Barney Mutual Funds

[_]To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
[_]As a substitute for buying or selling securities
[_]To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Short Sales The fund may engage in short sales. Losses from short sales may be unlimited.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Special restrictions The fund will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

  Management

Manager The fund's investment manager is Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC), an affiliate of Salomon Smith Barney Inc. The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Smith Barney Large Cap Core Fund

Lawrence Weissman, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since 1997. From 1995 to 1997, Mr. Weissman was a portfolio manager with Neuberger & Berman, LLC. Mr. Weissman has more than 17 years of securities business experience.



Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.56% of the fund's average daily net assets.


Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_]If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_]For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.


                                                      Smith Barney Mutual Funds

[_]Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_]A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_]The fund, but only if you are investing through certain qualified plans or certain Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                            Initial           Additional
                                  Classes A, B, L   Class Y   All Classes
      General                         $1,000      $15 million     $50
      IRAs, Self Employed
      Retirement Plans, Uniform
      Gift to Minor Accounts           $250       $15 million     $50
      Qualified Retirement Plans*      $25        $15 million     $25
      Simple IRAs                       $1            n/a         $1
      Monthly Systematic
      Investment Plans                 $25            n/a         $25
      Quarterly Systematic
      Investment Plans                 $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans



Smith Barney Large Cap Core Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                   Class A         Class B        Class L         Class Y          Class 1
Key features   .Initial sales  .No initial     .Initial sales .No initial or  .Only avail-
                charge          sales charge    charge is      deferred        able to
               .You may        .Deferred        lower than     sales charge    eligible
                qualify for     sales charge    Class A       .Must invest     Class 1
                reduction       declines       .Deferred       at least $15    shareholders
                or waiver of    over time       sales charge   million        .You may
                initial sales  .Converts to     for only 1    .Lower           qualify for
                charge          Class A after   year           annual          reduction or
               .Lower           8 years        .Does not       expenses        waiver of
                annual         .Higher          convert to     than the        initial sales
                expenses        annual          Class A        other classes   charge
                than Class B    expenses       .Higher                        .Higher ini-
                and Class L     than Class A    annual ex-                     tial sales
                                                penses than                    charge
                                                Class A                       .Lower
                                                                               annual
                                                                               expenses
                                                                               than Class A,
                                                                               B and L
-----------------------------------------------------------------------------------------------
Initial sales  Up to 5.00%;    None            1.00%          None            Up to 8.50%;
charge         reduced for                                                    reduced for
               large                                                          large
               purchases and                                                  purchases
               waived for
               certain
               investors. No
               charge for
               purchases of
               $1,000,000 or
               more
-----------------------------------------------------------------------------------------------
Deferred       1.00% on        Up to 5.00%     1.00% if you   None            None
sales charge   purchases of    charged when    redeem within
               $1,000,000 or   you redeem      1 year of
               more if you     shares. The     purchase
               redeem within   charge is
               1 year of       reduced over
               purchase        time and there
                               is no deferred
                               sales charge
                               after 6 years
-----------------------------------------------------------------------------------------------
Annual distri- 0.25% of        1.00% of        1.00% of       None            None
bution and     average daily   average daily   average daily
service fees   net assets      net assets      net assets
-----------------------------------------------------------------------------------------------
Exchange       Class A shares  Class B shares  Class L shares Class Y shares  Class 1 Shares
Privilege*     of most Smith   of most Smith   of most Smith  of most Smith   of Smith
               Barney funds    Barney funds    Barney funds   Barney funds    Barney funds
                                                                              that offer
                                                                              Class 1 shares
                                                                              and Class A
                                                                              shares of certain
                                                                              other Smith
                                                                              Barney funds
-----------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the Fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


                                                             Broker/Dealer
                                      Sales Charge as a % of   commission
                                      Offering   Net amount    as a % of
    Amount of purchase                price (%) invested (%) offering price
    Less than $25,000                   5.00        5.26             4.50
    $25,000 but less than $50,000       4.25        4.44             3.83
    $50,000 but less than $100,000      3.75        3.90             3.38
    $100,000 but less than $250,000     3.25        3.36             2.93
    $250,000 but less than $500,000     2.75        2.83             2.48
    $500,000 but less than $1,000,000   2.00        2.04             1.80
    $1,000,000 or more                   -0-         -0-      up to 1.00*

*A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.



Smith Barney Large Cap Core Fund

Accumulation privilege - lets you combine the current value of Class A shares owned


[_]  by you, or
[_]  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial purchase        On reinvestment of     Upon exchange from
                           dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase                as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as
                           dividends)

Class L shares (available through certain Service Agents)
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of certain other Smith Barney Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

Class 1 shares (available through certain Service Agents)
Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on a fund's distributions or dividends that you reinvest in additional Class 1 shares.



Smith Barney Large Cap Core Fund

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

                                                         Broker/Dealer
                                  Sales Charge as a % of   commission
                                  Offering   Net amount    as a % of
Amount of purchase                price (%) invested (%) offering price
Less than $10,000                   8.50        9.29          7.00
$10,000 but less than $25,000       7.75        8.40          6.25
$25,000 but less than $50,000       6.00        6.38          5.00
$50,000 but less than $100,000      4.50        4.71          3.75
$100,000 but less than $250,000     3.50        3.63          3.00
$250,000 but less than $400,000     2.50        2.56          2.00
$400,000 but less than $600,000     2.00        2.04          1.60
$600,000 but less than $5,000,000   1.00        1.01          0.75
$5,000,000 or more                  0.25        0.25          0.20

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

                                                      Smith Barney Mutual Funds

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    [_]Class of shares being bought
                    [_]Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                    [_]Write the fund at the following address:
                        Smith Barney Investment Series
                        Large Cap Core Fund
                        (Specify class of shares)
                        c/o PFPC Global Fund Services
                        P.O. Box 9699
                        Providence, RI 02940-9699
                    [_]Enclose a check to pay for the shares. For initial
                       purchases, complete and send an account
                       application.
                    [_]For more information, call Smith Barney Share-
                       holder Services at 1-800-451-2010.



Smith Barney Large Cap Core Fund

 ------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-tain money market funds, in order to buy shares on a regular basis.

                 [_]  Amounts transferred should be at least:
                      $25 monthly or $50 quarterly.
                 [_] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.


  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney mutual funds. Be sure to read of mutual funds the prospectus of the Smith Barney mutual fund you tailored to help are exchanging into. An exchange is a taxable meet the varying transaction.
 needs of both large
           and small [_] You may exchange shares only for shares of the
          investors.     same class of another Smith Barney mutual fund.
                         Class 1 shares may also be exchanged for Class A
                         shares of certain Smith Barney mutual funds. Not all
                         Smith Barney funds offer all classes.
                     [_] Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information.
                     [_] Exchanges of Class A, Class B and Class L shares are
                        subject to minimum investment requirements
                        (except for systematic investment plan exchanges),
                        and all shares are subject to the other requirements
                        of the fund into which exchanges are made.
                     [_] If you hold share certificates, the applicable sub-
                        transfer agent must receive the certificates endorsed
                        for transfer or with signed stock powers (documents
                        transferring ownership of certificates) before the
                        exchange is effective.
                     [_] The fund may suspend or terminate your exchange
                        privilege if you engage in an excessive pattern of
                        exchanges.



                                                      Smith Barney Mutual Funds

  ---------------------------------------------------------------------------
         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges
                   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. For clients of a PFS Invest-ments Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call the transfer agent at 1-800-451-
                   2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.



Smith Barney Large Cap Core Fund

  Redeeming shares


      Generally Contact your Service Agent to redeem shares of the fund.

                If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                If the shares are held by a fiduciary or corporation, other documents may be required.

                Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days.

                If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
      -------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                For clients of a PFS Investments Registered Representa-tive, write Primerica Shareholder Services at the follow-ing address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662

                For all other investors, send your request to PFPC Global Fund Services at the following address:

                    Smith Barney Investment Series
                    Large Cap Core Fund
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699

                                                      Smith Barney Mutual Funds

                 Your written request must provide the following:

                 [_]  The name of the fund and account number
                 [_]  The class of shares and the dollar amount or
                      number of shares to be redeemed
                 [_]  Signatures of each owner exactly as the account is
                      registered
--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares in amounts
                 up to $50,000 per day through the fund. You must
                 complete an authorization form to authorize telephone
                 redemptions. If eligible, you may request redemptions
                 by telephone on any day the New York Stock Exchange
                 is open. For clients of a PFS Investments Registered
                 Representative, call Primerica Shareholder Services at
                 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                 (Eastern time). All other shareholders should call the
                 transfer agent at 1-800-451-2010 between 9:00 a.m. and
                 4:00 p.m. (Eastern time). Requests received after the
                 close of regular trading on the Exchange are priced at
                 the net asset value next determined.

                 Your redemption proceeds can be sent by check to your
                 address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization form
                 to change the bank account designated to receive wire
                 or electronic transfers and you may be asked to provide
                 certain other documents. A sub-transfer agent may
                 charge a fee on an electronic transfer (ACH) or wire.
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_] Your shares must not be represented by certificates
                 [_]  All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.



Smith Barney Large Cap Core Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_] Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_] Signature of each owner exactly as the account is registered

The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for telephone transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the applicable sub-transfer agent
[_]Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions
[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission


                                                      Smith Barney Mutual Funds

[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service
Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.




Smith Barney Large Cap Core Fund

  Dividends, distributions and taxes

Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-
                                      term only if shares owned more
                                      than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.



After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before its close of business.



Smith Barney Large Cap Core Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2001 and 2000 was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal years ended October 31, 1997 through October 31, 1999 has been audited by other independent auditors. No information is presented for Class Y shares of the fund because no Class Y shares were outstanding for the years shown.


  For a Class 1 share of beneficial interest outstanding throughout each year ended October 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 26.52    $24.36    $19.59   $20.94  $17.98
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.11      0.07      0.08     0.13    0.17
 Net realized and unrealized gain (loss)   (6.70)     3.74      6.62     2.10    4.33
--------------------------------------------------------------------------------------
Total income (loss) from operations        (6.59)     3.81      6.70     2.23    4.50
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.06)    (0.07)    (0.11)   (0.17)  (0.18)
 Net realized gains                        (2.32)    (1.58)    (1.82)   (3.41)  (1.36)
--------------------------------------------------------------------------------------
Total distributions                        (2.38)    (1.65)    (1.93)   (3.58)  (1.54)
--------------------------------------------------------------------------------------
Net asset value, end of year             $ 17.55    $26.52    $24.36   $19.59  $20.94
--------------------------------------------------------------------------------------
Total return                              (26.67)%   16.12%    35.60%   12.54%  26.93%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)       $ 3,177    $4,691    $4,475   $3,657  $3,547
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.73%     0.70%     0.76%    0.78%   0.88%
 Net investment income                      0.55      0.26      0.34     0.63    0.86
--------------------------------------------------------------------------------------
Portfolio turnover rate                       27%       34%       37%     113%    165%
--------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class A share of beneficial interest outstanding throughout each year (except where noted) ended October 31:


                                    2001/(1)/    2000/(1)/ 1999/(1)/  1998    1997
------------------------------------------------------------------------------------
Net asset value, beginning of year  $    26.41    $24.29    $19.54   $20.89  $17.96
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)            (0.01)    (0.02)     0.02     0.05    0.15
 Net realized and unrealized gain
  (loss)                                 (6.67)     3.73      6.60     2.13    4.30
------------------------------------------------------------------------------------
Total income (loss) from operations      (6.68)     3.71      6.62     2.18    4.45
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                      --     (0.01)    (0.05)   (0.12)  (0.16)
 Net realized gains                      (2.32)    (1.58)    (1.82)   (3.41)  (1.36)
------------------------------------------------------------------------------------
Total distributions                      (2.32)    (1.59)    (1.87)   (3.53)  (1.52)
------------------------------------------------------------------------------------
Net asset value, end of year        $    17.41    $26.41    $24.29   $19.54  $20.89
------------------------------------------------------------------------------------
Total return                            (27.12)%   15.69%    35.24%   12.27%  26.65%
------------------------------------------------------------------------------------
Net assets, end of year (millions)  $      425    $  510    $  344   $  180  $  109
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                 1.34%     1.04%     1.01%    1.02%   1.13%
 Net investment income (loss)            (0.06)    (0.07)     0.09     0.38    0.57
------------------------------------------------------------------------------------
Portfolio turnover rate                     27%       34%       37%     113%    165%
------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.



Smith Barney Large Cap Core Fund

  For a Class B share of beneficial interest outstanding throughout each year (except where noted) ended October 31:


                                    2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------
Net asset value, beginning of year  $ 25.81    $23.95    $19.37   $20.75  $17.93
---------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)         (0.15)    (0.23)    (0.14)   (0.11)   0.01
 Net realized and unrealized gain
  (loss)                              (6.48)     3.67      6.54     2.14    4.28
---------------------------------------------------------------------------------
Total income (loss) from operations   (6.63)     3.44      6.40     2.03    4.29
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income                   --        --        --       --   (0.11)
 Net realized gains                   (2.32)    (1.58)    (1.82)   (3.41)  (1.36)
---------------------------------------------------------------------------------
Total distributions                   (2.32)    (1.58)    (1.82)   (3.41)  (1.47)
---------------------------------------------------------------------------------
Net asset value, end of year        $ 16.86    $25.81    $23.95   $19.37  $20.75
---------------------------------------------------------------------------------
Total return                         (27.59)%   14.76%    34.31%   11.43%  25.66%
---------------------------------------------------------------------------------
Net assets, end of year (millions)  $   393    $  524    $  357   $  182  $  126
---------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              2.01%     1.83%     1.76%    1.75%   1.88%
 Net investment loss                  (0.73)    (0.86)    (0.65)   (0.35)  (0.16)
---------------------------------------------------------------------------------
Portfolio turnover rate                  27%       34%       37%     113%    165%
---------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class L share of beneficial interest outstanding throughout the period ended October 31:


                                                            2001/(1)/ 2000(1)(2)
------------------------------------------------------------------------------------
Net asset value, beginning of year                          $ 26.41       $27.33
------------------------------------------------------------------------------------
Loss from operations:
 Net investment loss                                          (0.07)       (0.01)
 Net realized and unrealized loss                             (6.66)       (0.91)
------------------------------------------------------------------------------------
Total loss from operations                                    (6.73)       (0.92)
------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                                           (2.32)          --
------------------------------------------------------------------------------------
Total distributions                                           (2.32)          --
------------------------------------------------------------------------------------
Net asset value, end of year                                $ 17.36       $26.41
------------------------------------------------------------------------------------
Total return                                                 (27.32)%      (3.37)%++
------------------------------------------------------------------------------------
Net assets, end of year (millions)                          $ 5,326       $  180
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                                      1.65%        1.54%+
 Net investment loss                                          (0.37)       (0.46)+
------------------------------------------------------------------------------------
Portfolio turnover rate                                          27%          34%
------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/For the period from September 19, 2000 (inception date) to October 31,
     2000.
++Not annualized.
+Annualized.



Smith Barney Large Cap Core Fund

[LOGO] Smith Barney Mutual Funds
Your Serious Money. Professionally Managed. /SM/


Smith Barney Large Cap Core Fund


An investment portfolio of Smith Barney Investment Series

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the applicable sub-transfer agent (Primerica Shareholder Services at
1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor any distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act file no. 811-05018)

FDSB16   02/02

                                  PROSPECTUS



      -------------------------------------------------

                          SMITH BARNEY INTERNATIONAL
                            AGGRESSIVE GROWTH FUND

      -------------------------------------------------

      Class A, B, L, Y and 1 Shares
      February 28, 2002



      The Securities and Exchange Commission has not approved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney Mutual Funds
Your Serious Money. Professionally Managed./SM/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney International Aggressive Growth Fund


  Contents

Investments, risks and performance..............................  2

More on the fund's investments..................................  7

Management......................................................  9

Choosing a class of shares to buy............................... 10

Comparing the fund's classes.................................... 11

Sales charges................................................... 12

More about deferred sales charges............................... 15

Buying shares................................................... 16

Exchanging shares............................................... 17

Redeeming shares................................................ 19

Other things to know about share transactions................... 21

Dividends, distributions and taxes.............................. 23

Share price..................................................... 24

Financial highlights............................................ 25


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks total return on its assets from growth of capital and income.

Principal investment strategies

Key investments The fund invests principally in a diversified portfolio of equity securities of established non-U.S. issuers.



Selection process By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to investing in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests primarily in countries outside of the U.S.



The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid-size or small market capitalizations and may operate in any market sector. In selecting individual companies for investment, the manager looks for companies thought to have:


[_]  Above average earnings growth
[_]  High relative return on invested capital
[_]  Experienced and effective management
[_]  Effective research, product development and marketing
[_]  Competitive advantages
[_]  Strong financial condition or stable or improving credit quality

Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets (including emerging markets) and types of issuers may vary. In allocating assets among countries and regions, the manager evaluates:

[_]  Economic stability and favorable prospects for economic growth
[_] Low or decelerating inflation, creating a favorable environment for securities markets
[_] Stable governments with policies that encourage economic growth, equity investment and development of securities markets
[_]  Currency stability
[_]  The range of individual investment opportunities

 2



Smith Barney International Aggressive Growth Fund

Principal risks of investing in the fund

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. The risk of investing in foreign securities is greater for emerging markets.


Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]  Foreign securities prices decline
[_] Adverse governmental action or political, economic or market instability affects a foreign country or region
[_] The currency in which a security is priced declines in value relative to the U.S. dollar
[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect


In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.



The fund's growth oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears these expectations will not be met, the prices of growth securitites typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.


Who may want to invest The fund may be an appropriate investment if you:

[_] Are seeking to participate in the long term total return potential of international markets
[_] Currently have exposure to U.S. stock markets and wish to diversify your investment portfolio by adding non-U.S. stocks that may not move in tandem with U.S. stocks
[_] Are willing to accept the risks of investing in the stock market and the special risks of investing in foreign securities, including emerging market securities

                                                                             3


                                                      Smith Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing the performance of the fund's Class A shares for each of the past 6 calendar years. Past performance does not necessarily indicate how the fund will perform in the future. Class B, L, Y and 1 shares have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares

                                    [CHART]

Class A Total Return Bar Chart
96   17.59%
97    5.10%
98   22.47%
99  130.79%
00  (28.66)%
01  (39.00)%

Quarterly returns:

Highest: 77.26% in 4th quarter 1999; Lowest: -26.00% in 1st quarter 2001.


 4



Smith Barney International Aggressive Growth Fund

Risk return table

This table compares the before-and after-tax average annual total return of the fund's Class A shares for the periods shown with that of the MSCI EAFE Index, an unmanaged index of international stocks. After-tax returns for all other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. This table also compares the before-tax average annual total returns of the other fund classes with those of the MSCI EAFE Index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. This table assumes the maximum sales load applicable, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001


                                                           Since   Inception
                                       1 year   5 years  Inception   Date
    Class A
      Return Before Taxes              (42.05)%   4.19%     8.46%  03/17/95
      Return After Taxes on
      Distributions                    (42.05)%   4.13%     8.41%  03/17/95
      Return After Taxes on
      Distributions and Sale of Fund
      Shares                           (25.61)%   3.47%     7.10%  03/17/95
    ------------------------------------------------------------------------
    Other Classes
    Class B                            (42.50)%   4.30%     8.48%  03/17/95
    Class L                            (40.37)%    n/a    (45.08)% 09/13/00
    Class Y                               n/a      n/a       n/a      *
    Class 1                            (43.75)%   3.91%     4.58%  08/08/96
    ------------------------------------------------------------------------
    MSCI EAFE Index**                  (21.44)%  (0.89)%    3.37%    ***


  * No Class Y shares were outstanding during the calendar year ended 12/31/01.


 ** Index performance reflects no deductions for fees, expenses or taxes.


*** Index comparison begins on 03/17/95. The total return of the MSCI
EAFE Index since the inception of each of Class B, L and 1 is 3.37%, (19.64%), and 1.74%, respectively.


                                                                             5


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your
investment)                        Class A Class B Class L Class Y Class 1
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)          5.00%    None   1.00%   None    8.50%
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                         None*   5.00%   1.00%   None     None

 * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                        Annual fund operating expenses


(expenses deducted from fund assets)  Class A Class B Class L Class Y Class 1
Management fee                         1.00%   1.00%   1.00%   1.00%   1.00%
Distribution and service (12b-1) fees  0.25%   1.00%   1.00%    None    None
Other expenses*                        0.92%   0.90%   0.49%   0.24%   0.54%
                                      ------   -----   -----   -----   -----
Total annual fund operating
expenses                               2.17%   2.90%   2.49%   1.24%   1.54%


 * For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding during the fund's last full fiscal year.


 6



Smith Barney International Aggressive Growth Fund

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]  You invest $10,000 in the fund for the period shown
[_]  Your investment has a 5% return each year
[_]  You reinvest all distributions and dividends without a sales charge
[_]  The fund's operating expenses remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $709  $1,145  $1,606   $2,878
Class B (redemption at end of period)  $793  $1,198  $1,628   $3,051
Class B (no redemption)                $293  $  898  $1,528   $3,051
Class L (redemption at end of period)  $450  $  868  $1,412   $2,898
Class L (no redemption)                $350  $  868  $1,412   $2,898
Class Y (with or without redemption)   $126  $  393  $  681   $1,500
Class 1 (with or without redemption)   $993  $1,295  $1,618   $2,529


  More on the fund's investments

Equity securities Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Foreign investments The fund invests at least 65% of its assets in equity securities of foreign issuers, including those in emerging market countries.


Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. On January 1, 2002, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government ac-


                                                                             7


                                                      Smith Barney Mutual Funds
tions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

[_] To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
[_]  As a substitute for buying or selling securities
[_]  To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Short Sales The fund may engage in short sales. Losses from short sales may be unlimited.



Portfolio Turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

 8



Smith Barney International Aggressive Growth Fund

  Management

Manager The fund's investment manager is Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC), an affiliate of Salomon Smith Barney Inc. The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Jeffrey Russell and James Conheady, investment officers of the manager and managing directors of Salomon Smith Barney, have been responsible for the day-to-day management of the fund's portfolio since 1997. Messrs. Russell and Conheady have more than 17 and 37 years of securities business experience, respectively.


Management fee For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 1.00% of the fund's average daily net assets.

Distribution plans The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.


                                                                             9


                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_] If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_] A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_] The fund, but only if you are investing through certain qualified plans or certain Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                Initial           Additional
                                      Classes A, B, L   Class Y   All Classes
General                                   $1,000      $15 million     $50
IRAs, Self Employed Retirement             $250       $15 million     $50
Plans, Uniform Gift to Minor
Accounts
Qualified Retirement Plans*                $25        $15 million     $25
Simple IRAs                                 $1            n/a         $1
Monthly Systematic Investment Plans        $25            n/a         $25
Quarterly Systematic Investment Plans      $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

10



Smith Barney International Aggressive Growth Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                  Class A         Class B        Class L        Class Y        Class 1
Key           .Initial sale   .No initial     .Initial sales .No initial or .Only avail-
features       charge          sales charge    charge is      deferred       able to eligi-
              .You may        .Deferred        lower than     sales charge   ble Class 1
               qualify for     sales charge    Class A       .Must invest    shareholders
               reduction       declines       .Deferred       at least $15  .You may
               or waiver of    over time       sales charge   million        qualify for
               initial sales  .Converts to     for only 1    .Lower          reduction
               charge          Class A         year           annual ex-     or waiver of
              .Lower           after 8 years  .Does not       penses than    initial sales
               annual         .Higher          convert to     the other      charge
               expenses        annual ex-      Class A        classes       .Higher ini-
               than Class B    penses         .Higher                        tial sales
               and Class L     than Class A    annual ex-                    charge
                                               penses                       .Lower
                                               than Class A                  annual
                                                                             expenses
                                                                             than Class
                                                                             A, B and L
--------------------------------------------------------------------------------------------
Initial sales Up to 5.00%;    None            1.00%          None           Up to 8.50%;
charge        reduced for                                                   reduced for
              large pur-                                                    large
              chases and                                                    purchases
              waived for
              certain
              investors. No
              charge for
              purchases of
              $1,000,000 or
              more
--------------------------------------------------------------------------------------------
Deferred      1.00% on pur-   Up to 5.00%     1.00% if you   None           None
sales         chases of       charged when    redeem within
charge        $1,000,000 or   you redeem      1 year of
              more if you     shares. The     purchase
              redeem within   charge is re-
              1 year of       duced over
              purchase        time and there
                              is no deferred
                              sales charge
                              after 6 years
--------------------------------------------------------------------------------------------
Annual        0.25% of        1.00% of        1.00% of       None           None
Distribution  average daily   average daily   average daily
and service   net assets      net assets      net assets
fees
--------------------------------------------------------------------------------------------
Exchange      Class A shares  Class B shares  Class L shares Class Y shares Class 1 Shares
Privilege*    of most Smith   of most Smith   of most Smith  of most Smith  of Smith
              Barney funds    Barney funds    Barney funds   Barney funds   Barney funds
                                                                            that offer Class
                                                                            1 shares and
                                                                            Class A shares
                                                                            of certain
                                                                            other Smith
                                                                            Barney funds
--------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

                                                                             11


                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the Fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


                                                          Broker/Dealer
                                   Sales Charge as a % of   commission
                                  Offering    Net amount    as a % of
Amount of purchase                price (%)  invested (%) offering price
Less than $25,000                   5.00         5.26             4.50
$25,000 but less than $50,000       4.25         4.44             3.83
$50,000 but less than $100,000      3.75         3.90             3.38
$100,000 but less than $250,000     3.25         3.36             2.93
$250,000 but less than $500,000     2.75         2.83             2.48
$500,000 but less than $1,000,000   2.00         2.04             1.80
$1,000,000 or more                   -0-          -0-      up to 1.00*

* A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

12



Smith Barney International Aggressive Growth Fund

Accumulation privilege - lets you combine the current value of Class A shares owned

[_]   by you, or
[_]   by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.



Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]  Employees of NASD members
[_] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[_] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase                     1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge                    5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

                                                                             13


                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                Shares issued:       Shares issued:
At initial purchase           On reinvestment of   Upon exchange from
                              dividends and        another Smith
                              distributions        Barney fund
Eight years after the date of In same proportion   On the date the
purchase                      as the number of     shares originally
                              Class B shares       acquired would have
                              converting is to     converted into
                              total Class B shares Class A shares
                              you own (excluding
                              shares issued as
                              dividends)

Class L shares (available through certain Service Agents)
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of certain other Smith Barney Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

Class 1 shares (available through certain Service Agents)
Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on a fund's distributions or dividends that you reinvest in additional Class 1 shares.

14



Smith Barney International Aggressive Growth Fund

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

                                                           Broker/Dealer
                                   Sales Charge as a % of    commission
                                   Offering   Net amount     as a % of
Amount of purchase                 price (%)  invested (%) offering price
Less than $10,000                    8.50%       9.29%          7.00%
$10,000 but less than $25,000        7.75%       8.40%          6.25%
$25,000 but less than $50,000        6.00%       6.38%          5.00%
$50,000 but less than $100,000       4.50%       4.71%          3.75%
$100,000 but less than $250,000      3.50%       3.63%          3.00%
$250,000 but less than $400,000      2.50%       2.56%          2.00%
$400,000 but less than $600,000      2.00%       2.04%          1.60%
$600,000 but less than $5,000,000    1.00%       1.01%          0.75%
$5,000,000 or more                   0.25%       0.25%          0.20%

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]  Shares exchanged for shares of another Smith Barney fund
[_]  Shares representing reinvested distributions and dividends
[_]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

                                                                             15


                                                      Smith Barney Mutual Funds

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:
[_]  On payments made through certain systematic withdrawal plans
[_]  On certain distributions from a retirement plan
[_]  For involuntary redemptions of small account balances
[_]  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

        Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                  If you do not provide the following information, your order will be rejected:

                  [_]  Class of shares being bought
                  [_]  Dollar amount or number of shares being bought

                  Your Service Agent may charge an annual account
                  maintenance fee.
 -----------------------------------------------------------------------------
 Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                  [_]  Write the fund at the following address:
                      Smith Barney Investment Series
                      International Aggressive Growth Fund
                      (Specify class of shares)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, RI 02940-9699
                  [_] Enclose a check to pay for the shares. For initial pur-chases, complete and send an account application
                  [_] For more information, call Smith Barney Share-holder Services at 1-800-451-2010

16



Smith Barney International Aggressive Growth Fund

 ------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-
                 tain money market funds, in order to buy shares on a
                 regular basis.

                 [_] Amounts transferred should be at least: $25 monthly or $50 quarterly.
                 [_] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney mutual funds. Be sure to of mutual funds read the prospectus of the Smith Barney mutual fund tailored to help you are exchanging into. An exchange is a taxable meet the varying transaction.
 needs of both large
 and small investors [_]  You may exchange shares only for shares of the same class of another Smith Barney mutual fund.
                          Class 1 shares may also be exchanged for Class A shares of certain Smith Barney mutual funds. Not all Smith Barney funds offer all classes.
                     [_] Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
                     [_] Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements
                          (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                     [_] If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                     [_] The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.


                                                                             17


                                                      Smith Barney Mutual Funds

  ---------------------------------------------------------------------------
         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges
                   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through
                   the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. For clients of a PFS Invest-
                   ments Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00
                   a.m. and 8:00 p.m. (Eastern time). All other share-holders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-
                   quests received after the close of regular trading on the Exchange are priced at the net asset value next determined.
                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

18



Smith Barney International Aggressive Growth Fund

  Redeeming shares


      Generally Contact your Service Agent to redeem shares of the fund.

                If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                If the shares are held by a fiduciary or corporation, other documents may be required.

                Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days.

                If you have a brokerage account with a Service Agent,
                your redemption proceeds will be placed in your ac-
                count and not reinvested without your specific in-
                struction. In other cases, unless you direct otherwise,
                your redemption proceeds will be paid by check mailed
                to your address of record.
      -------------------------------------------------------------------
        By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                For clients of a PFS Investments Registered Representa-tive, write Primerica Shareholder Services at the follow-ing address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662

                For all other investors, send your request to PFPC
                Global Fund Services at the following address:

                    Smith Barney Investment Series
                    International Aggressive Growth Fund
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699


                                                                             19


                                                      Smith Barney Mutual Funds

                 Your written request must provide the following:

                 [_]  The name of the fund and account number
                 [_]  The class of shares and the dollar amount or num-
                      ber of shares to be redeemed
                 [_]  Signatures of each owner exactly as the account is
                      registered
--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares in amounts
                 up to $50,000 per day through the fund. You must
                 complete an authorization form to authorize telephone
                 redemptions. If eligible, you may request redemptions
                 by telephone on any day the New York Stock Exchange
                 is open. For clients of a PFS Investments Registered
                 Representative, call Primerica Shareholder Services at 1-
                 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern
                 time). All other shareholders should call the transfer
                 agent at 1-800-451-2010 between 9:00 a.m. and 4:00
                 p.m. (Eastern time). Requests received after the close of
                 regular trading on the Exchange are priced at the net
                 asset value next determined.

                 Your redemption proceeds can be sent by check to your
                 address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization form
                 to change the bank account designated to receive wire
                 or electronic transfers and you may be asked to provide
                 certain other documents. A sub-transfer agent may
                 charge a fee on an electronic transfer (ACH) or wire.
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]   Your shares must not be represented by certificates
                 [_]   All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

20



Smith Barney International Aggressive Growth Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[_]  Name of the fund
[_]  Account number
[_]  Class of shares being bought, exchanged or redeemed
[_]  Dollar amount or number of shares being bought, exchanged or redeemed
[_]  Signature of each owner exactly as the account is registered


The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for telephone transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]  Are redeeming over $50,000
[_] Are sending signed share certificates or stock powers to the applicable sub-transfer agent
[_] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[_]  Changed your account registration
[_]  Want the check paid to someone other than the account owner(s)
[_] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]  Suspend the offering of shares
[_]  Waive or change minimum and additional investment amounts
[_]  Reject any purchase or exchange order
[_]  Change, revoke or suspend the exchange privilege
[_]  Suspend telephone transactions
[_] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

                                                                             21


                                                      Smith Barney Mutual Funds

[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.


22



Smith Barney International Aggressive Growth Fund

  Dividends, distributions and taxes

Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss;
                                      long-term only if shares
                                      owned more than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.



After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                                                             23


                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 pm, Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before its close of business.

24



Smith Barney International Aggressive Growth Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2001 and 2000 was audited by KPMG LLP, independent auditors whose report, along with the fund's financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal years ended October 31, 1997 through October 31, 1999 has been audited by other independent auditors.


  For a Class 1 share of beneficial interest outstanding throughout each year (except where noted) ended October 31:

                                    2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
---------------------------------------------------------------------------------
Net asset value, beginning of year  $ 42.17    $32.57    $19.06   $18.16  $16.52
---------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                  (0.24)    (0.45)    (0.28)   (0.21)  (0.17)
 Net realized and unrealized gain
  (loss)                             (21.35)    10.79     13.79     1.11    1.81
---------------------------------------------------------------------------------
Total income (loss) from operations  (21.59)    10.34     13.51     0.90    1.64
---------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                      --     (0.74)       --       --      --
 Capital                                 --     (0.00)*      --       --      --
---------------------------------------------------------------------------------
Total distributions                      --     (0.74)       --       --      --
---------------------------------------------------------------------------------
Net asset value, end of year        $ 20.58    $42.17    $32.57   $19.06  $18.16
---------------------------------------------------------------------------------
Total return                         (51.20)%   31.53%    70.88%    4.96%   9.99%
---------------------------------------------------------------------------------
Net assets, end of year (millions)       $4        $9        $4       $2      $2
---------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.54%     1.42%     1.68%    1.79%   2.26%
 Net investment loss                  (0.82)    (0.94)    (1.12)   (0.99)  (1.24)
---------------------------------------------------------------------------------
Portfolio turnover rate                  24%       27%       50%      63%     57%
---------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.
*Amount represents less than $0.01.

                                                                             25


                                                      Smith Barney Mutual Funds

  For a Class A share of beneficial interest outstanding throughout each year ended October 31:


                                         2001/(1)/ 2000(1)  1999(1)  1998    1997
-----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 41.57   $32.24   $18.94  $18.14  $16.54
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                       (0.40)   (0.64)   (0.37)  (0.27)  (0.26)
 Net realized and unrealized gain (loss)  (21.02)   10.71    13.67    1.07    1.86
-----------------------------------------------------------------------------------
Total income (loss) from operations       (21.42)   10.07    13.30    0.80    1.60
-----------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                           --    (0.74)      --      --      --
 Capital                                      --    (0.00)*     --      --      --
-----------------------------------------------------------------------------------
Total distributions                           --    (0.74)      --      --      --
-----------------------------------------------------------------------------------
Net asset value, end of year             $ 20.15   $41.57   $32.24  $18.94  $18.14
-----------------------------------------------------------------------------------
Total return                              (51.53)%  31.00%   70.22%   4.41%   9.74%
-----------------------------------------------------------------------------------
Net assets, end of year (millions)           $53      $87      $38     $20     $17
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   2.17%    1.82%    2.08%   2.25%   2.56%
 Net investment loss                       (1.44)   (1.36)   (1.53)  (1.46)  (1.59)
-----------------------------------------------------------------------------------
Portfolio turnover rate                       24%      27%      50%     63%     57%
-----------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.
*Amount represents less than $0.01.

26



Smith Barney International Aggressive Growth Fund

  For a Class B share of beneficial interest outstanding throughout each year ended October 31:


                                         2001/(1)/  2000(1)  1999/(1)/  1998    1997
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of  Year      $ 39.86    $31.16    $18.44   $17.81  $16.36
--------------------------------------------------------------------------------------
Income (loss) from operations
 Net investment loss                       (0.59)    (0.94)    (0.53)   (0.39)  (0.32)
 Net realized and unrealized gain (loss)  (20.09)    10.38     13.25     1.02    1.77
--------------------------------------------------------------------------------------
Total income (loss) from operations       (20.68)     9.44     12.72     0.63    1.45
--------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (0.74)       --       --      --
 Capital                                      --     (0.00)*      --       --      --
--------------------------------------------------------------------------------------
Total Distributions                           --     (0.74)       --       --      --
--------------------------------------------------------------------------------------
Net Asset Value, End of  Year            $ 19.18    $39.86    $31.16   $18.44  $17.81
--------------------------------------------------------------------------------------
Total Return                              (51.88)%   30.04%    68.98%    3.54%   8.93%
--------------------------------------------------------------------------------------
Net Assets, End of  Year (millions)          $65      $123       $41      $18     $13
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   2.90%     2.53%     2.79%    3.11%   3.30%
 Net investment loss                       (2.18)    (2.07)    (2.26)   (2.32)  (2.34)
--------------------------------------------------------------------------------------
Portfolio Turnover                            24%       27%       50%      63%     57%
--------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.
*Amount represents less than $0.01.

                                                                             27


                                                      Smith Barney Mutual Funds

  For a Class L share of beneficial interest outstanding throughout the period ended October 31:


                                               2001/(2)/  2000/(1)(2)/
           -----------------------------------------------------------
           Net Asset Value, Beginning of  Year $ 41.61      $46.13
           -----------------------------------------------------------
           Loss from operations:
            Net investment loss                  (0.43)      (0.11)
            Net realized and unrealized loss    (21.05)      (4.41)
           -----------------------------------------------------------
           Total loss from operations           (21.48)      (4.52)
           -----------------------------------------------------------
           Less Distributions From:
            Net realized gains                      --          --
            Capital                                 --       (0.00)*
           -----------------------------------------------------------
           Total Distributions                      --       (0.00)*
           -----------------------------------------------------------
           Net Asset Value, End of  Year       $ 20.13      $41.61
           -----------------------------------------------------------
           Total Return                         (51.62)%     (9.80)%++
           -----------------------------------------------------------
           Net Assets, End of  Year(000s)      $ 4,123      $  287
           -----------------------------------------------------------
           Ratios to average net assets:
            Expenses                              2.49%       2.25%+
            Net investment loss                  (1.60)      (2.06)+
           -----------------------------------------------------------
           Portfolio Turnover Rate                  24%         27%
           -----------------------------------------------------------

(1)For the period from September 13, 2000 (inception date) to October 31, 2000.
(2)Per share amounts have been calculated using the monthly average shares method.
*Amount represents less than $0.01.
++Total return is not annualized, as it may not be representative of the total return for the year.
+Annualized.

28



Smith Barney International Aggressive Growth Fund

  [LOGO] Smith Barney Mutual Funds
  Your Serious Money. Profesionally Managed./SM/



Smith Barney International Aggressive Growth Fund


An investment portfolio of Smith Barney Investment Series

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the applicable sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor any distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act file no. 811-05018)

FD02017 02/02

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               INVESTMENT SERIES
                                  PROSPECTUS
--------------------------------------------------------------------------------

                               FEBRUARY 28, 2002

                        Smith Barney Premier Selections
                            All Cap Growth Portfolio
                     Smith Barney Large Cap Core Portfolio
                    Smith Barney Growth and Income Portfolio
                       Smith Barney Government Portfolio

                    Shares of each portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

                    The Securities and Exchange Commission has not approved or disapproved these securities, as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney Mutual Funds
Your Serious Money. Professionally Managed/SM/

   INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE
                                     VALUE

Contents


              Investments, risks and performance
              ----------------------------------------------------
                Smith Barney Premier Selections All Cap Growth
                  Portfolio                                     1
              ----------------------------------------------------
                Smith Barney Large Cap Core Portfolio           5
              ----------------------------------------------------
                Smith Barney Growth and Income Portfolio        7
              ----------------------------------------------------
                Smith Barney Government Portfolio               9
              ----------------------------------------------------

              More on the Portfolios' Investments              11
              ----------------------------------------------------

              Management                                       13
              ----------------------------------------------------

              Share Transactions                               14
              ----------------------------------------------------

              Distributions, Dividends and Taxes               15
              ----------------------------------------------------

              Share Price                                      16
              ----------------------------------------------------

              Financial Highlights                             17
              ----------------------------------------------------

About the manager


The funds' investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the funds' investments and oversees their operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services.




 SMITH BARNEY INVESTMENT SERIES

Smith Barney Premier Selections All Cap Growth Portfolio

Investments, risks and performance

The Smith Barney Premier Selections All Cap Growth Portfolio is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Investment Objective

Long-term capital growth.

Key Investments

Large Cap Growth segment This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Mid Cap Growth segment This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P 400 MidCap Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Small Cap Growth segment This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

All segments

Foreign investments The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Selection process The fund's strategy is to combine the efforts of three segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term capital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap Growth segments. In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the fund's assets. The amount to be invested by the fund in any particular security will be determined by Smith Barney Fund Management LLC, the fund's manager, based on the recommendation of the segment managers.

In order to maintain approximately the target allocations of the fund's assets among the three segment managers, the manager will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segment managers, as appropriate

.. Rebalance the allocation of securities in the fund's portfolio at any time the percentage of the fund's portfolio invested in any of Large Cap, Mid Cap or Small Cap Growth segment's securities diverges by at least 10% from the target allocation for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, the manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages, or
(2) by selling securities in a portfolio segment that exceeds its targeted percentage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when another segment manager sells it, the net position of the fund in the security may be approximately the same as it would have been with a single segment manager and no such sale and purchase. The manager will consider these costs in determining the allo-

 SMITH BARNEY INVESTMENT SERIES
cation and reallocation of assets. Where possible, in these instances, the manager will seek to avoid transaction costs.

Large Cap Growth segment The Large Cap Growth segment manager emphasizes individual security selection while diversifying this segment of the fund's investments across industries, which may help to reduce risk. The Large Cap Growth segment manager attempts to identify established large capitalization companies with the highest growth potential. The Large Cap Growth segment manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the Large Cap Growth segment manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

.. Favorable earnings prospects

.. Technological innovation

.. Industry dominance

.. Competitive products and services

.. Global scope

.. Long term operating history

.. Consistent and sustainable long-term growth in dividends and earnings per share

.. Strong cash flow

.. High return on equity

.. Strong financial condition

.. Experienced and effective management


Mid Cap Growth segment The Mid Cap Growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The Mid Cap Growth segment manager selects individual "growth" stocks for investment in two ways: by identifying those companies thought to have the most favorable growth prospects and by identifying those companies in the Mid Cap Growth segment's size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification. In selecting individual companies for investment, the Mid Cap Growth segment manager considers:


.. Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector

.. Increasing profits and sales

.. Competitive advantages that could be more fully exploited by a company

.. Skilled management committed to long-term growth

.. Potential for a long-term investment by this segment of the fund

The Mid Cap Growth segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The Mid Cap Growth segment manager's valuations determine whether and when this segment of the fund will purchase or sell the stocks it identifies through fundamental research.


Small Cap Growth segment The Small Cap Growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The Small Cap Growth segment manager selects individual stocks for investment by identifying those companies thought to have the most favorable growth prospects. In selecting individual companies for investment, the Small Cap Growth segment manager considers:


.. Growth characteristics, including high historic growth rates and high forecasted growth of sales and profits and a high return on equity

.. Innovative companies at the cutting edge of positive and dynamic demographic and economic trends

.. Products and services that give the company a competitive advantage

.. Skilled management committed to long-term growth

.. Potential for a long-term investment by this segment of the fund


The Small Cap Growth segment manager uses a disciplined investment process in an attempt to identify small financially sound growth companies that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.


Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

.. Stock prices decline generally

.. An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

.. Large capitalization stocks fall out of favor with investors

.. The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

 SMITH BARNEY INVESTMENT SERIES

.. Medium or small capitalization stocks fall out of favor with investors.
  Because 30% of the fund's assets are invested primarily in medium capitalization companies and 30% of the fund's assets are invested primarily in small cap companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Medium and small capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and less mature businesses. While medium capitalization companies generally have more established businesses than small capitalization companies, the prices of medium capitalization company stocks tend to be more volatile than the prices of large capitalization company stocks. In addition, small capitalization company stocks may be less liquid than large capitalization company stocks

.. Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth

Who may want to invest The fund may be an appropriate investment if you:

.. Are seeking to participate in the long-term growth potential of the U.S.
  stock market

.. Are looking for an investment with potentially greater return but higher risk than fixed income investments

.. Are willing to accept the risks of the stock market

.. Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies

.. Are seeking to participate in the long-term potential of small capitalization growth companies

.. Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records

.. Are seeking diversification

 SMITH BARNEY INVESTMENT SERIES

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for the past two calendar years. Effective May 1, 2001, the fund changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The bar chart includes the performance of the fund both before and after this change in investment policies. Past performance does not necessarily indicate how the fund will perform in the future and there can be no assurance that the fund's performance investing in all three segments will be similar to its performance from investing solely in medium sized companies. The returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.



Quarterly Returns: Highest: 18.11% in 4th quarter, 2001; Lowest: -20.75% in 3rd quarter, 2001.

                                    [CHART]

               Total Return for the Fund's Shares

2000       17.88%
2001      (14.16)%

Risk return table


This table indicates the risks of investing in the fund by comparing the average annual total return of the shares for the periods shown with that of the S&P MidCap 400 Index, a broad-based unmanaged index of common stocks of medium capitalization companies. In addition, the fund's performance is compared to the Russell 1000 Growth Index, a broad-based unmanaged index of stocks of large capitalization companies, and the Russell 2000 Growth Index, a broad-based unmanaged index of stocks of small capitalization companies. Although the fund currently invests in large cap, mid cap and small cap stocks, part of the fund's performance in the risk return table reflects a period when it invested primarily in medium sized companies. This table assumes the reinvestment of distributions and dividends. The returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.


Average Annual Total Returns (Calendar years ended December 31,
2001)
----------------------------------------------------------------------------------------------
                                                                             Since   Inception
                                                                1 Year   Inception        Date
----------------------------------------------------------------------------------------------
                   Fund                                         (14.16)%      8.62%   09/15/99
----------------------------------------------------------------------------------------------
                   S&P MidCap 400 Index                          (0.62)%     12.09%          *
----------------------------------------------------------------------------------------------
                   Russell 1000 Growth Index                    (20.44)%    (11.76)%         *
----------------------------------------------------------------------------------------------
                   Russell 2000 Growth Index                     (9.23)%     (3.25)%         *
----------------------------------------------------------------------------------------------

*Index comparison begins on 09/15/99. Index performance reflects no deductions for fees, expenses or taxes.

 SMITH BARNEY INVESTMENT SERIES

Smith Barney Large Cap Core Portfolio

Investment objective

The fund seeks capital appreciation.

Key investments




Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Companies that have market capitalizations within the top 1000 stocks of the equity market are considered large cap issuers. Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have large market capitalizations for the purposes of the 80% policy. At December 31, 2001, issuers within the top 1000 stocks had market capitalizations of at least $1.4 billion. This number will change with changes in the market. The fund may also invest in securities issued by smaller companies.


How the manager selects the fund's investments


The manager uses a "bottom-up" strategy, primarily focusing on individual security selection, with less emphasis on industry and sector allocation. The manager selects investments for their capital appreciation potential; any ordinary income is incidental. In selecting individual companies for investment, the manager looks for companies thought to have:


.. Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector

.. Value characteristics, including low price/earnings ratios and other statistics indicating that a security is undervalued

.. Increasing profits and sales


.. Competitive advantages that could be more fully exploited


.. Skilled management that is committed to long-term growth

.. Potential for a long-term investment by the fund

The manager uses fundamental research to find stocks with strong growth potential, and then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks that it identifies through fundamental research. This style of stock selection is commonly known as "growth at a reasonable price."

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

.. Stock prices decline generally

.. Large capitalization stocks fall out of favor with investors


.. The manager's judgment about the attractiveness, value or potential appreciation of particular investments proves to be incorrect



.. Portfolio companies do not meet earning expectations or other events depress the value of those companies' stocks


The fund may engage in active and frequent trading, resulting in high portfolio turnover. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Who may want to invest in the fund

The fund may be an appropriate investment if you:

.. Are an aggressive investor seeking to participate in the long term growth potential of the stock market

.. Are willing to accept the risks of investing in common stocks

 SMITH BARNEY INVESTMENT SERIES

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for the past two calendar years. Past performance does not necessarily indicate how the fund will perform in the future. The returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.


Quarterly Returns: Highest: 9.23% in 4th quarter, 2001; Lowest: (14.92)% in 3rd quarter, 2001.



                                    [CHART]

              Total Return for the Fund's shares

2000          (5.18)%
2001         (14.53)%


        Calendar years ended December 31

Risk return table

This table indicates the risks of investing in the fund by comparing the average annual total return of the shares for the periods shown with that of the S&P 500 Index, a broad-based unmanaged index of common stocks. This table assumes the reinvestment of distributions and dividends. The returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.

Average Annual Total Returns (Calendar years ended December 31,
2001)
----------------------------------------------------------------------------------------------
                                                                             Since   Inception
                                                                1 Year   Inception        Date
----------------------------------------------------------------------------------------------
                         Fund                                   (14.53)%     (1.68)%  09/15/99
----------------------------------------------------------------------------------------------
                         S&P 500 Index                          (11.88)%     (4.68)%         *
----------------------------------------------------------------------------------------------

*Index comparison begins on 09/15/99. Index performance reflects no deductions for fees, expenses or taxes.

 SMITH BARNEY INVESTMENT SERIES

Smith Barney Growth and Income Portfolio

Investment objective

The fund seeks reasonable growth and income.

Key investments

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

How the manager selects the fund's investments

The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. The manager uses a two-step selection process commonly known as "growth at a reasonable price."

First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued. Quantitative factors include:

.. Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector

.. Value characteristics, including low price/earnings ratios and other statistics indicating that a security is undervalued

Then, the manager uses fundamental qualitative research to verify these equity securities' growth potential. Qualitative factors include:

.. Management with established track records, or favorable changes in current management

.. Improvement in a company's competitive position

.. Positive changes in corporate strategy

These quantitative and qualitative factors, as well as expected dividends and income, influence the fund's purchases and sales of securities.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

.. Stock prices decline generally

.. Large capitalization stocks fall out of favor with investors

.. Companies in which the fund invests suffer unexpected losses or lower than expected earnings

.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

.. The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

The fund may engage in active and frequent trading, resulting in high portfolio turnover. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Who may want to invest in the fund

The fund may be an appropriate investment if you:

.. Are seeking reasonable long term growth and current income

.. Are willing to accept the risks of investing in the stock market

 SMITH BARNEY INVESTMENT SERIES

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for the past two calendar years. Past performance does not necessarily indicate how the fund will perform in the future. The returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.


Quarterly Returns: Highest: 11.79% in 4th quarter, 2001; Lowest: -15.12% in 3rd quarter, 2001.

                                    [CHART]

              Total Return for the Fund's shares

2000       (7.00)%
2001      (10.81)%


        Calendar years ended December 31

Risk return table

This table indicates the risks of investing in the fund by comparing the average annual total return of the shares for the periods shown with that of the S&P 500 Index, a broad-based unmanaged index of common stocks. This table assumes the reinvestment of distributions and dividends. The returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.

Average Annual Total Return (Calendar years ended December 31, 2001)
---------------------------------------------------------------------------------------------------
                                                                                  Since   Inception
                                                                     1 Year   Inception        Date
---------------------------------------------------------------------------------------------------
                           Fund                                      (10.81)%     (4.44)%  09/15/99
---------------------------------------------------------------------------------------------------
                           S&P 500 Index                             (11.88)%     (4.68)%         *
---------------------------------------------------------------------------------------------------

*Index comparison begins on 09/15/99. Index performance reflects no deductions for fees, expenses or taxes.

 SMITH BARNEY INVESTMENT SERIES

Smith Barney Government Portfolio

Investment objective

The fund seeks high current return consistent with preservation of capital.

Key investments


Under normal market conditions, the fund invests at least 80% of its net assets in government debt issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, mortgage-related and asset-backed securities. Some government guaranteed mortgage-related securities are backed by the full faith and credit of the U.S. Treasury, some are supported by the right of the issuer to borrow from the U.S. government and some are backed only by the credit of the issuer itself.


In order to hedge against changes in interest rates, the fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

How the manager selects the fund's investments

The manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

.. Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook

.. Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information

.. Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

.. Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio

.. Prepayment risk (or call risk). As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities

.. Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities

.. The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

.. Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund's portfolio

Who may want to invest in the fund

The fund may be an appropriate investment if you:

.. Are seeking income consistent with preservation of capital

.. Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-related securities

 SMITH BARNEY INVESTMENT SERIES

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing the performance of the fund's shares for the past two calendar years. Past performance does not necessarily indicate how the fund will perform in the future. These returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.


Quarterly Returns: Highest: 5.92% in 4th quarter, 2000; Lowest: -0.53% in 4th quarter, 2001.


                                    [CHART]

               Total Return for the Fund's shares

2000       14.06%
2001        5.87%


        Calendar years ended December 31

Risk return table

This table indicates the risks of investing in the fund by comparing the average annual total return of the shares for the periods shown with that of the Lehman Brothers Government Bond Index, a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year. This table assumes the reinvestment of distributions and dividends. These returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.

Average Annual Total Returns (Calendar years ended December 31, 2001)
----------------------------------------------------------------------
                                                    Since  Inception
                                        1 Year  Inception       Date
---------------------------------------------------------------------
Fund                                     5.87%      8.19%   09/15/99
---------------------------------------------------------------------
Lehman Brothers Government Bond Index    7.23%      8.71%          *
---------------------------------------------------------------------

*Index comparison begins on 09/30/99. Index performance reflects no deductions for fees, expenses or taxes.

 SMITH BARNEY INVESTMENT SERIES

More on the Portfolios' Investments

Equity securities
ALL PORTFOLIOS EXCEPT SMITH BARNEY GOVERNMENT PORTFOLIO


Equity securities include exchange traded and over-the-counter common and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, and warrants and rights relating to equity securities.


Securities of foreign issuers
ALL PORTFOLIOS EXCEPT SMITH BARNEY GOVERNMENT PORTFOLIO

Smith Barney Large Cap Core Portfolio and Smith Barney Growth and Income Portfolio may invest up to 20% of their assets, and Smith Barney Premier Selections All Cap Growth Portfolio up to 25% of its assets, in foreign securities, including those of issuers in emerging market countries.


Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since each fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. On January 1, 2002, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.


Derivative transactions
ALL PORTFOLIOS

The funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

.. To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates

.. As a substitute for buying or selling securities

.. To enhance a fund's return

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Short Sales


ALL PORTFOLIOS EXCEPT SMITH BARNEY GOVERNMENT PORTFOLIO



The fund may engage in short sales. Losses from short sales may be unlimited.





Interest Rate Risk


SMITH BARNEY GOVERNMENT PORTFOLIO



In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.


Short-term and defensive investments
ALL PORTFOLIOS

While each fund intends to be substantially fully invested in equity securities (or with respect to the Smith Barney Government Portfolio, U.S. government debt securities), each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, each of the funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

 SMITH BARNEY INVESTMENT SERIES

Special restrictions
ALL PORTFOLIOS EXCEPT SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

Each fund, except Smith Barney Premier Selections All Cap Growth Portfolio, will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Goals/Policies
ALL PORTFOLIOS

Each fund's goal and investment policies generally may be changed by the trustees without shareholder approval.


Each of the Large Cap Core and Government Portfolios has a policy to invest at least 80% of its net assets in certain securities and related investments suggested by the fund's name. As to each of these funds, the policy may be changed with at least 60 days' prior notice to shareholders.


Master/feeder option


Each of the funds may in the future seek to achieve its investment objective by investing its assets in one or more investment companies. Shareholders of such a fund will be given at least 30 days' prior notice of any such investment.


 SMITH BARNEY INVESTMENT SERIES

Management

The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated below. The table also shows the business experience of each portfolio manager.


Fund                                    Portfolio Manager(s) Since Past 5 Years' Business Experience
-----------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap  Alan Blake          2001  investment officer of the manager and managing director of
 Growth -- Large Cap Growth Segment                                Salomon Smith Barney
-----------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap  Larry Weissman      1999  investment officer of the manager and managing director of
 Growth -- Mid Cap Growth Segment                                  Salomon Smith Barney since October 1997; portfolio
 and Smith Barney Large Cap Core                                   manager of Neuberger & Berman, LLC, 1995-97
-----------------------------------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap  Timothy Woods, CFA  2001  investment officer of the manager and managing director of
 Growth -- Small Cap Growth Segment                                Salomon Smith Barney since 1999; prior to 1999, principal
                                                                   and portfolio manager of Banker''s Trust
-----------------------------------------------------------------------------------------------------------------------------
Smith Barney Growth and Income           Michael Kagan       2000  investment officer of the manager and managing director of
                                                                   Salomon Smith Barney
-----------------------------------------------------------------------------------------------------------------------------
Smith Barney Government                  James E. Conroy     1999  investment officer of the manager and managing director of
                                                                   Salomon Smith Barney
-----------------------------------------------------------------------------------------------------------------------------


Management fees

For its services, the manager receives a fee equal on an annual basis to 0.75% of the average daily net assets of each of Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio and Smith Barney Growth and Income Portfolio and 0.60% of the average daily net assets of Smith Barney Government Portfolio. For the fiscal year ended October 31, 2001, the manager waived a portion of the management fees payable by the Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and Smith Barney Government Portfolio so that each fund paid an effective management fee of 0.62%, 0.52% and 0.10%, respectively.


 SMITH BARNEY INVESTMENT SERIES

Share Transactions

Availability of shares

Individuals may not purchase shares directly from the funds. You should read the prospectus for your insurance company's variable contract to learn how to purchase a variable contract based on the funds.

Each fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in all the funds described in this prospectus. Shares of the funds are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in a fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in one or more funds and shares of another fund may be substituted.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the funds' shareholders. Each fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. Each fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

.. the New York Stock Exchange is closed;

.. trading on the New York Stock Exchange is restricted;

.. an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

.. as permitted by SEC order in extraordinary circumstances.

 SMITH BARNEY INVESTMENT SERIES

Distributions, Dividends and Taxes

Taxes


Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.


Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

--------------------------------------------------------------------------------

                                   Income       Capital Distributions
                                 Dividend          Gain        Mostly
Fund                        Distributions Distributions          From
---------------------------------------------------------------------
Smith Barney Premier
 Selections All Cap Growth       Annually      Annually Capital Gain
---------------------------------------------------------------------
Smith Barney Large Cap Core      Annually      Annually Capital Gain
---------------------------------------------------------------------
Smith Barney Growth and
 Income                          Annually      Annually         Both
---------------------------------------------------------------------
Smith Barney Government          Annually      Annually       Income
---------------------------------------------------------------------

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

 SMITH BARNEY INVESTMENT SERIES

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. The price of each fund's shares is based on its net asset value. Each fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Each fund, with the exception of the Government Portfolio, may invest in securities issued by foreign issuers; such securities may trade on weekends or other days on which a fund does not price its shares and thus the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


The funds generally value their securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price those securities using fair value procedures approved by the fund's board. A fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated.



A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. Short-term investments that have a maturity of more than 60 days are generally valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.


In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

 SMITH BARNEY INVESTMENT SERIES

                                                           Financial Highlights



        The financial highlights tables are intended to help you understand the performance of each fund for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned
           (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended October 31, 2001 and 2000 was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements are included in the annual report (available upon request). The information in the following tables for the fiscal year ended October 31, 1999 has been audited by other independent auditors.

 SMITH BARNEY INVESTMENT SERIES

For a share of beneficial interest outstanding throughout the year (except as noted) ended October 31:

Smith Barney Premier Selections All Cap Growth Portfolio


-------------------------------------------------------------------
                                           2001(1)  2000(1) 1999(2)
-------------------------------------------------------------------
Net Asset Value, Beginning of Year           $14.48  $10.11  $10.00
-------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income(4)                     0.02    0.09    0.01
  Net realized and unrealized gain (loss)    (3.69)    4.30    0.10
-------------------------------------------------------------------
Total Income (Loss) From Operations          (3.67)    4.39    0.11
-------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.04)  (0.02)      --
  Net realized gains                         (0.04)      --      --
-------------------------------------------------------------------
Total Distributions                          (0.08)  (0.02)      --
-------------------------------------------------------------------
Net Asset Value, End of Year                 $10.73  $14.48  $10.11
-------------------------------------------------------------------
Total Return                               (25.45)%  43.43% 1.10%++
-------------------------------------------------------------------
Net Assets, End of Year (000s)              $34,384 $21,419  $3,032
-------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(4)                              0.95%   0.95%  0.95%+
  Net investment income                        0.16    0.72   1.00+
-------------------------------------------------------------------
Portfolio Turnover Rate                        116%     58%      8%
-------------------------------------------------------------------

Smith Barney Large Cap Core Portfolio
-------------------------------------------------------------------
                                           2001(1)  2000(1) 1999(2)
-------------------------------------------------------------------
Net Asset Value, Beginning of Year           $12.14  $10.51  $10.00
-------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income(5)                     0.04    0.05    0.01
  Net realized and unrealized gain (loss)    (3.19)    1.59    0.50
-------------------------------------------------------------------
Total Income From Operations                 (3.15)    1.64    0.51
-------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.03)  (0.01)      --
-------------------------------------------------------------------
Total Distributions                          (0.03)  (0.01)      --
-------------------------------------------------------------------
Net Asset Value, End of Year                  $8.96  $12.14  $10.51
-------------------------------------------------------------------
Total Return                               (26.03)%  15.61% 5.10%++
-------------------------------------------------------------------
Net Assets, End of Year (000s)              $67,093 $49,630  $5,274
-------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(5)                              0.93%   0.95%  0.95%+
  Net investment income                        0.42    0.42   0.67+
-------------------------------------------------------------------
Portfolio Turnover Rate                         26%     30%      6%
-------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

(3)As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.


(4)For the Smith Barney Premier Selections All Cap Growth Portfolio, the Manager waived all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $45,159, $30,419 and $13,182 for the years ended October 31, 2001 and October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:



                                                                              Expense Ratios
                                                    Net Investment Income Without Fee Waivers and
                                                     Per Share Decreases  Expense Reimbursements
                                                    --------------------- -----------------------
                                                     2001    2000   1999   2001    2000    1999
                                                     -----  -----  -----   -----   -----  ------
   Smith Barney Premier Selections All Cap Growth
    Portfolio                                       $0.02   $0.15  $0.05  1.08%   2.14%   5.35%+


(5)For the Smith Barney Large Cap Core Portfolio, the Manager waived all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                                Expense Ratios
                                                    Net Investment Income Without Fee Waivers and/or
                                                     Per Share Decreases    Expense Reimbursements
                                                    --------------------- --------------------------
                                                       2000       1999        2000         1999
                                                      -----      -----       -----        ------
   Smith Barney Large Cap Core Portfolio            $0.07      $0.05      1.55%        5.00%+

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

 SMITH BARNEY INVESTMENT SERIES

For a share of beneficial interest outstanding throughout the period ended October 31:

Smith Barney Growth and Income Portfolio


      --------------------------------------------------------------------

                                                  2001(1)  2000(1) 1999(2)
      --------------------------------------------------------------------
      Net Asset Value, Beginning of Year         $   10.77  $10.10  $10.00
      --------------------------------------------------------------------
      Income (loss) From Operations:
        Net investment income(3)                      0.05    0.16    0.01
        Net realized and unrealized gain (loss)     (2.58)    0.53    0.09
      --------------------------------------------------------------------
      Total Income (Loss) From Operations           (2.53)    0.69    0.10
      --------------------------------------------------------------------
      Less Distributions From:
        Net investment income                       (0.05)  (0.02)      --
        Net realized gains                          (0.04)      --      --
      --------------------------------------------------------------------
      Total Distributions                           (0.09)  (0.02)      --
      --------------------------------------------------------------------
      Net Asset Value, End of Year               $    8.15  $10.77  $10.10
      --------------------------------------------------------------------
      Total Return                                (23.63)%   6.86% 1.00%++
      --------------------------------------------------------------------
      Net Assets, End of Year (000s)             $  31,576 $18,089  $3,045
      --------------------------------------------------------------------
      Ratios to Average Net Assets:
        Expenses(3)(5)                               0.95%   0.95%  0.95%+
        Net investment income                         0.53    1.54   0.69+
      --------------------------------------------------------------------
      Portfolio Turnover Rate                          68%     72%      1%
      --------------------------------------------------------------------


Smith Barney Government Portfolio


       ------------------------------------------------------------------

                                                  2001(1) 2000(1) 1999(2)
       ------------------------------------------------------------------
       Net Asset Value, Beginning of -Year        $ 10.62 $10.13   $10.00
       ------------------------------------------------------------------
       Income (loss) From Operations:
         Net investment income(4)                    0.52   0.53     0.05
         Net realized and unrealized gain (loss)     0.87   0.12     0.08
       ------------------------------------------------------------------
       Total Income From Operations                  1.39   0.65     0.13
       ------------------------------------------------------------------
       Less Distributions From:
         Net investment income                     (0.57) (0.16)       --
       ------------------------------------------------------------------
       Total Distributions                         (0.57) (0.16)       --
       ------------------------------------------------------------------
       Net Asset Value, End of Year               $ 11.44 $10.62   $10.13
       ------------------------------------------------------------------
       Total Return                                13.56%  6.55%  1.30%++
       ------------------------------------------------------------------
       Net Assets, End of Year (000s)             $13,410 $4,996   $5,066
       ------------------------------------------------------------------
       Ratios to Average Net Assets:
         Expenses(4)(6)                             0.80%  0.80%   0.80%+
         Net investment income                       4.47   5.19    4.36+
       ------------------------------------------------------------------
       Portfolio Turnover Rate                        90%     0%       0%
       ------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

(2)For the period from September 15, 1999 (commencement of operations) to October 31, 1999.


(3)For the Smith Barney Growth and Income Portfolio, the Manager waived all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $61,498, $21,016 and $12,636 for the years ended October 31, 2001 and October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:


                                             Net Investment Income Per Share Expense Ratios Without Fee Waivers and
                                                        Decreases                    Expense Reimbursements
                                             ------------------------------- --------------------------------------
                                                2001       2000      1999        2001         2000         1999
                                               -----      -----      -----      -----        -----        ------
  Smith Barney Growth and Income Portfolio      $0.02     $0.12      $0.05       1.18%        2.05%        5.22%+


(4)For the Smith Barney Government Portfolio, the Manager waived all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $57,022, $33,010 and $14,291 for the years ended October 31, 2001 and October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:



                                     Net Investment Income Per Share Expense Ratios Without Fee Waivers and
                                                Decreases                    Expense Reimbursements
                                     ------------------------------- --------------------------------------
                                        2001       2000      1999         2001        2000          1999
                                       -----      -----      -----       -----        -----        ------
  Smith Barney Government Portfolio     $0.06     $0.13      $0.04       1.30%        2.06%        3.73%+


(5)As a result of voluntary expense limitation, the expense ratio will not exceed 0.95%.

(6)As a result of voluntary expense limitation, the expense ratio will not exceed 0.80%.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 +Annualized.

 SMITH BARNEY INVESTMENT SERIES

[LOGO] Smith Barney Mutual Funds
Your Serious Money. Profesionally Managed./SM/

Smith Barney Investment Series

Smith Barney Premier Selections All Cap Smith Barney Growth and Income Portfolio
Growth Portfolio
                                        Smith Barney Government Portfolio
Smith Barney Large Cap Core Portfolio

Additional Information About the Portfolios

SHAREHOLDER REPORTS
Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year or period.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge), by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the funds at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(SM) Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-05018)


L-18420       2/02

Smith Barney
Investment Series
125 Broad Street
New York, New York 10004
800 451-2010

-------------------------------------------
     Statement of Additional Information

                                                               February 28, 2002

-------------------------------------------

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectuses of Smith Barney Investment Series (the "Company"), for Smith Barney Large Cap Core Fund ("Large Cap Fund"), Smith Barney Growth and Income Fund ("Growth and Income Fund"), and Smith Barney International Aggressive Growth Fund ("International Fund"), each dated February 28, 2002, as supplemented from time to time, and should be read in conjunction with the Company's Prospectuses. The Company issues a Prospectus for each of the funds offered by the Company (the "Funds"). The Company's Prospectuses may be obtained by contacting a broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each, a "Service Agent"), by calling the applicable Fund at 1-800-451-2010, or by writing to the applicable Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in its entirety into each Fund's Prospectus.


CONTENTS

Management of the Company ................................................... 1
Investment Objectives and Management Policies ............................... 14
Risk Factors ................................................................ 31
Investment Restrictions ..................................................... 36
Brokerage ................................................................... 37
Portfolio Turnover .......................................................... 41
Distributors ................................................................ 41
Determination of Net Asset Value ............................................ 44
Purchase and Redemption of Shares ........................................... 45
Exchange Privilege .......................................................... 57
Redemption of Shares ........................................................ 59
Distributions and Federal Taxes ............................................. 62
Other Information ........................................................... 69
Financial Statements ........................................................ 72
Appendix .............................................................. Appendix


This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

MANAGEMENT OF THE COMPANY

Trustees and Executive Officers


The Trustees and officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships hold are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.


An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Trustee and officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                    Position Held                                                 Associated with
                                    and Length of    Principal Occupation during Past 5 Years     Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                 by Trustee
Interested Trustee
Heath B. McLendon*; 68              Trustee since    Chairman, President, and Chief Executive     Chairman or
                                    1999             Officer, Smith Barney Fund Management LLC    Co-Chairman of the
                                                     ("Smith Barney Fund Management" or the       Board, Trustee or
                                                     "manager") (since March 1996); Managing      Director of 78.
                                                     Director, Salomon Smith Barney Inc.
                                                     ("Salomon Smith Barney") (since 1993);
                                                     President, Travelers Investment Adviser,
                                                     Inc. ("TIA") (since 1996).
Disinterested Trustees
Elliott J. Berv; 58                 Trustee since    President, Catalyst, Inc. (Strategy          31
                                    2001             Consultants) (since 1991).

Donald M. Carlton; 64               Trustee since    Director, American Electric Power            26
                                    1997             (Electric Utility) (since 1999); Director,
                                                     Valero Energy (Petroleum
                                                     Refining) (since 1999);
                                                     Consultant, URS Corporation
                                                     (Engineering) (since 1999);
                                                     Director, National
                                                     Instruments Corp.
                                                     (Technology) (since 1994);
                                                     former Chief Executive
                                                     Officer, Radian
                                                     International L.L.C.
                                                     (Engineering) (from 1996 to
                                                     1998); Member of the
                                                     Management Committee,
                                                     Signature Science (Research
                                                     and Development) (since
                                                     2000).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                    Position Held                                                 Associated with
                                    and Length of    Principal Occupation during Past 5 Years     Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                 by Trustee
A. Benton Cocanougher; 63           Trustee since    Dean Emeritus and Wiley Professor, Texas     26
                                    1991             A&M University (since
                                                     2001); former Dean and
                                                     Professor of Marketing,
                                                     College and Graduate School
                                                     of Business of Texas A & M
                                                     University (from 1987 to
                                                     2001); former Director,
                                                     Randall's Food Markets,
                                                     Inc. (from 1990 to 1999);
                                                     former Director, First
                                                     American Bank and First
                                                     American Savings Bank (from
                                                     1994 to 1999).
Mark T. Finn; 58                    Trustee since    Chairman and Owner, Vantage Consulting       31
                                    2001             Group, Inc. (Investment Advisory and
                                                     Consulting Firm) (since
                                                     1988); former Vice Chairman
                                                     and Chief Operating
                                                     Officer, Linder Asset
                                                     Management Company (Mutual
                                                     Fund Company) (from March
                                                     1999 to 2001); former
                                                     President and Director,
                                                     Delta Financial, Inc.
                                                     (Investment Advisory Firm)
                                                     (from 1983 to 1999); former
                                                     General Partner and
                                                     Shareholder, Greenwich
                                                     Ventures LLC (Investment
                                                     Partnership) (from 1996 to
                                                     2001); former President,
                                                     Secretary, and Owner,
                                                     Phoenix Trading Co.
                                                     (Commodity Trading Advisory
                                                     Firm) (from 1997 to 2000).
Riley C. Gilley; 75                 Trustee since    Former Vice President and General            31
                                    2001             Counsel, Corporate Property Investors
                                                     (from 1988 to 1991); former
                                                     Partner, Breed, Abbott &
                                                     Morgan (Attorneys)
                                                     (retired, 1987).

                                                                             ---

                                                                             ---

                                                                             ---

                                                                             ---

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                    Possition Held                                                Associated with
                                    and Length of    Principal Occupation during Past 5 Years     Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                 by Trustee
Stephen Randolph Gross; 54          Trustee since    Partner, Capital Investment Advisory         26
                                    1986             Partners (Consulting) (since January
                                                     2000); Director, United Telesis, Inc.
                                                     (Telecommunications) (since 1997);
                                                     Managing Director, Fountainhead Ventures,
                                                     L.L.C.  (Consulting) (since March 1998);
                                                     Director, ebank.com, Inc. (since 1997);
                                                     Chairman, Gross, Collins & Cress, P.C.
                                                     (Accounting Firm) (since 1980); Treasurer,
                                                     Coventry Limited, Inc. (since 1985); former
                                                     Director, Charter Bank, Inc. (from 1987
                                                     to 1997); former Director, YuSave, Inc.
                                                     (an internet company) (from 1998 to
                                                     2000); former Director, Hotpalm.com, Inc.
                                                     (Wireless Applications) (from 1998 to
                                                     2000); former Director, Ikon Ventures,
                                                     Inc. (from 1997 to 1998).
Diana R. Harrington; 61             Trustee since    Professor, Babson College (since 1992);      31
                                    2001             former Trustee, The Highland Family of
                                                     Funds (Investment Company) (from March
                                                     1997 to March 1998).
Susan B. Kerley; 50                 Trustee since    Consultant, Global Research Associates,      31
                                    2001             Inc. (Investment Consulting) (since
                                                     1990); Director, Eclipse
                                                     Funds (currently supervises
                                                     17 investment companies in
                                                     fund complex) (since 1990).
Alan G. Merten; 60                  Trustee since    President, George Mason University (since   26
                                    1997             1996); Director, Comshare, Inc.
                                                     (Information Technology)
                                                     (since 1985); former
                                                     Director, Indus
                                                     (Information Technology)
                                                     (from 1995 to 1999).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                    Position Held                                                 Associated with
                                    and Length of    Principal Occupation during Past 5 Years     Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                 by Trustee
C. Oscar Morong, Jr.; 66            Chairman of      Managing Director, Morong Capital            31
                                    the Board and    Management; former Director, Indonesia
                                    Trustee since    Fund (Closed End Fund) (from 1990 to
                                    2001             1999); Trustee, Morgan Stanley
                                                     Institutional Fund (currently supervises
                                                     75 investment companies in fund complex)
                                                     (since 1993).
R. Richardson Pettit; 59            Trustee since    Professor of Finance, University of          26
                                    1990             Houston (since 1977); Independent
                                                     Consultant (since 1984).
Walter E. Robb, III; 75             Trustee since    Director, John Boyle & Co., Inc.             31
                                    2001             (Textiles) (since 1999); President,
                                                     Benchmark Consulting Group, Inc. (Service
                                                     Company) (since 1991); Director, Harbor
                                                     Sweets, Inc. (Candy) (since 1990); Sole
                                                     Proprietor, Robb Associates (Corporate
                                                     Financial Advisors) (since 1978);
                                                     Director, W.A. Wilde Co. (Direct Mail)
                                                     (since 1982); Director, Alpha Granger
                                                     Manufacturing, Inc. (Electronics) (since
                                                     1983); Co-Owner, Kedron Design (gifts)
                                                     (since 1978); former Trustee, MFS Family
                                                     of Funds (from 1985 to 2001); former
                                                     President and Treasurer, Benchmark
                                                     Advisors, Inc. (Corporate Financial
                                                     Advisors) (from 1989 to 2000).
E. Kirby Warren; 67                 Trustee since    Professor and Professor Emeritus,           31
                                    2001             Graduate School of Business, Columbia
                                                     University (since 1956).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                    Position Held                                                 Associated with
                                    and Length of    Principal Occupation during Past 5 Years     Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                 by Trustee
Officers
Heath B. McLendon*; 68              President        Managing Director, Salomon Smith Barney;    N/A
                                    since 1999       President and Director, Smith Barney Fund
                                                     Management and TIA; Director, The Travelers
                                                     Management Company; Trustee, Drew
                                                     University; Advisory Director, M&T Bank.
James E. Conroy*; 50                Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 1999).
                                    Officer since
                                    2000
Michael Kagan*; 42                  Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 2000).
                                    Officer since
                                    2000
Jeffrey Russell*; 44                Vice President   Managing Director, Salomon Smith Barney.    N/A
                                    and Investment
                                    Officer since
                                    1997
Lawrence Weissman*; 40              Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 1997); former Portfolio Manager,
                                    Officer since    Neuberger & Berman, LLC (from 1995
                                    1999             to 1997).
James Conheady*; 66                 Vice President   Managing Director, Salomon Smith Barney.    N/A
                                    and Investment
                                    Officer since
                                    1997
Timothy Woods*; 40                  Vice President   Managing Director,
                                    and Investment   Salomon Smith Barney                        N/A
                                    Officer since    (since 1999); former Portfolio Manager,
                                    2001             Banker's Trust.
Alan Blake*; 52                     Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 2001).
                                    Officer since
                                    2001



                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                    Position Held                                                 Associated with
                                    and Length of    Principal Occupation during Past 5 Years     Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                 by Trustee
Lewis E. Daidone*; 43               Senior Vice      Managing Director, Salomon Smith Barney      N/A
                                    President and    (since 1990); Director and Senior Vice
                                    Treasurer        President, Smith Barney Fund Management
                                    since 2000       LLC and TIA.

Irving David*; 41                   Controller       Director, Salomon Smith Barney (since        N/A
                                    since 2000       1997); former Assistant Treasurer,
                                                     First Investment Management
                                                     Company (from 1988 to 1994).
Frances Guggino*; 44                Assistant        Vice President, Citibank (since 1991).       N/A
                                    Controller
                                    since 2000
Paul Brook*; 48                     Assistant        Director, Salomon Smith Barney (since        N/A
                                    Controller       1998); former Managing Director, AMT
                                    since 2000       Investors Capital Services Inc. (from
                                                     1997 to 1998); former
                                                     Partner, Ernst & Young LLP
                                                     (from 1990 to 1997).
Anthony Pace*; 36                   Assistant        Director, Salomon Smith Barney (since        N/A
                                    Treasurer        1986).
                                    since 2000
Marianne Motley*; 42                Assistant        Director, Mutual Fund Administration for     N/A
                                    Treasurer        Salomon Smith Barney (since 1994).
                                    since 2000
Robert I. Frenkel*; 47              Secretary        Managing Director and General Counsel,       N/A
                                    since 2000       Global Mutual Funds for
                                                     Citigroup Asset Management (since 1994).
Thomas C. Mandia*; 39               Assistant        Director and Deputy General Counsel,         N/A
                                    Secretary        Citigroup Asset Management (since 1992).
                                    since 2000
Rosemary D. Emmens*; 32             Assistant        Vice President and Associate General         N/A
                                    Secretary        Counsel, Citigroup Asset Management
                                    since 2000       (since 1998); Counsel, The Dreyfus
                                                     Corporation (from 1995 to 1998).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                    Position Held                                                 Associated with
                                    and Length of    Principal Occupation during Past 5 Years     Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                 by Trustee
Harris Goldblat*; 32                Assistant        Associate General Counsel, Citigroup         N/A
                                    Secretary        Asset Management (since 2000); Associate,
                                    since 2000       Stroock & Stroock & Lavan LLP (from 1997
                                                     to 2000); Associate, Sills Cummis Radin
                                                     Tischman Epstein & Gross (from 1996
                                                     to 1997); Clerk to the Honorable
                                                     James M. Havey, P.J.A.D. (from 1995 to
                                                     1996).


The business affairs of each Fund are managed by or under the direction of the Board of Trustees.


The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. The Audit Committee met two times during the Funds' last fiscal year to review the internal and external auditing procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.


The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The following table shows the amount of equity securities owned by the Trustees in the Funds and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2001:

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                Aggregate Dollar
------------------------- --------------------------------------------------------------------- ----------------------
                                                                                                Range of Equity
                                                                                                Securities in All
                                                                                                Investment Companies
Name of Trustee                                                                                 Associated with
                                                                                                Citigroup Overseen
                                           Dollar Range of Equity Securities                    by the Trustee
------------------------- --------------------------------------------------------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                          Large Cap Fund         Growth and Income Fund  International Fund

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Interested Trustee

Heath B. McLendon         None                   $1 - 10,000             $1 - 10,000            Over $100,000

Disinterested Trustees

Elliott J. Berv           None                   None                    None                   None

Donald M. Carlton         None                   None                    $10,001 - 50,000       $10,001 - 50,000

A. Benton Cocanougher     $1 - 10,000            $1 - 10,000             None                   $1 - 10,000

Mark T. Finn              None                   None                    None                   $1 - 10,000

Riley C. Gilley           None                   None                    None                   Over $100,000

Stephen Randolph Gross    None                   None                    None                   None

Diana R. Harrington       None                   None                    None                   $10,001 - 50,000

Susan B. Kerley           None                   None                    None                   $1 - 10,000

Alan G. Merten            $1 - 10,000            None                    None                   $1 - 10,000

C. Oscar Morong, Jr.      None                   None                    None                   $1 - 10,000

R. Richardson Pettit      None                   None                    None                   None

Walter E. Robb, III       None                   None                    None                   None


E. Kirby Warren           None                   None                    None                   $50,001 - 100,000


None of the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, or any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2001.




Information regarding compensation paid to the Trustees of the Company for the fiscal year ended October 31, 2001 is set forth below. Mr. McLendon is not compensated for his service as Trustee because of his affiliation with the manager.


The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the Funds will reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.


Trustees Compensation Table

-------------------------------------------------------------------------------------------------------------
                                        Aggregate             Aggregate               Aggregate
                                        Compensation from     Compensation from       Compensation from
Trustee                                 Large Cap Fund        Growth and Income Fund  International Fund
-------------------------------------------------------------------------------------------------------------
Interested Trustee
-------------------------------------------------------------------------------------------------------------
Heath B. McLendon                       $0                    $0                      $0
-------------------------------------------------------------------------------------------------------------
Disinterested Trustees
-------------------------------------------------------------------------------------------------------------
Elliott J. Berv(1)                      $0                    $0                      $0
-------------------------------------------------------------------------------------------------------------
Donald M. Carlton                       $54,624               $17,973                 $2,115
-------------------------------------------------------------------------------------------------------------
A. Benton Cocanougher                   $54,981               $17,830                 $2,973
-------------------------------------------------------------------------------------------------------------
Mark T. Finn(1)                         $0                    $0                      $0
-------------------------------------------------------------------------------------------------------------
Riley C. Gilley(1)                      $0                    $0                      $0
-------------------------------------------------------------------------------------------------------------
Stephen Randolph Gross                  $54,481               $17,830                 $1,973
-------------------------------------------------------------------------------------------------------------
Diana R. Harrington(1)                  $0                    $0                      $0
-------------------------------------------------------------------------------------------------------------
Susan B. Kerley(1)                      $0                    $0                      $0
-------------------------------------------------------------------------------------------------------------
Alan G. Merten                          $54,481               $17,830                 $1,973
-------------------------------------------------------------------------------------------------------------

-------------------------------------

(1) Each of these Trustees took office on December 4, 2001, and therefore these Trustees did not receive any remuneration from the Funds for the fiscal year ended October 31, 2001.

----------------------------------------------------------------------------------------------------------------
                                        Aggregate             Aggregate                  Aggregate
                                        Compensation from     Compensation from          Compensation from
Trustee                                 Large Cap Fund        Growth and Income Fund     International Fund
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr.(1)                 $0                    $0                         $0
----------------------------------------------------------------------------------------------------------------
R. Richardson Pettit                    $54,468               $17,816                    $1,958
----------------------------------------------------------------------------------------------------------------
Walter E. Robb, III(1)                  $0                    $0                         $0
----------------------------------------------------------------------------------------------------------------
E. Kirby Warren(1)                      $0                    $0                         $0
----------------------------------------------------------------------------------------------------------------
                                        Pension or
                                        Retirement Benefits   Total Compensation
                                        Accrued as Part       from Funds and Fund
                                        of Paid to            Complex Paid to Trustees   Number of Funds
Trustee                                 Fund Expenses(2)      as of 12/31/01             in Complex
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Interested Trustee
----------------------------------------------------------------------------------------------------------------

Heath B. McLendon                       None                  $0                         78
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Disinterested Trustees
----------------------------------------------------------------------------------------------------------------
Elliott J. Berv(1)                      None                  $90,403                    31
----------------------------------------------------------------------------------------------------------------
Donald M. Carlton                       None                  $73,600                    26
----------------------------------------------------------------------------------------------------------------
A. Benton Cocanougher                   None                  $74,600                    26
----------------------------------------------------------------------------------------------------------------
Mark T. Finn(1)                         None                  $84,467                    31
----------------------------------------------------------------------------------------------------------------
Riley C. Gilley(1)                      None                  $76,867                    31
----------------------------------------------------------------------------------------------------------------
Stephen Randolph Gross                  None                  $72,600                    26
----------------------------------------------------------------------------------------------------------------
Diana R. Harrington(1)                  None                  $90,400                    31
----------------------------------------------------------------------------------------------------------------
Susan B. Kerley(1)                      None                  $90,400                    31
----------------------------------------------------------------------------------------------------------------
Alan G. Merten                          None                  $72,600                    26
----------------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr.(1)                 None                  $117,900                   31
----------------------------------------------------------------------------------------------------------------
R. Richardson Pettit                    None                  $72,500                    26
----------------------------------------------------------------------------------------------------------------
Walter E. Robb, III(1)                  None                  $90,300                    31
----------------------------------------------------------------------------------------------------------------
E. Kirby Warren(1)                      None                  $90,400                    31
----------------------------------------------------------------------------------------------------------------

------------------------------------------


(1) Each of these Trustees took office on December 4, 2001, and therefore these Trustees did not receive any remuneration from the Funds for the fiscal year ended October 31, 2001.


(2) Messrs. Carlton, Cocanougher, Gross, Merten and Pettit are covered by a retirement plan. Retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Company during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. Amounts payable to a Trustee under the retirement plan will be reduced by any amounts paid to that Trustee for service as a Trustee Emeritus after retirement. Total aggregate retirement benefits accrued under the plan for the 2001 fiscal year were $120,215. The amount of benefits to be paid upon retirement is not currently determinable for these Trustees.

The Trustees of the Funds have adopted a Trustee Emeritus Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board upon attaining age 75 (a higher age applies to certain Trustees who were in office when the Plan was adopted). Trustees who have served as Trustee of the Company or any of the investment companies associated with Citigroup for at least ten years when they reach the mandatory retirement age (or an earlier age in certain circumstances) may become Trustees Emeriti, and may serve in that capacity for up to ten years. Trustees Emeriti are paid one-half of the annual retainer and meeting fees applicable to Trustees, and are reimbursed for their reasonable out-of-pocket expenses relating to attendance at meetings. Trustees Emeriti are not Trustees of the funds.


Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.


The Declaration of Trust of the Company provides that the Company will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

As of February 18, 2002, the Trustees and officers of the Company, as a group, owned less than 1.00% of any class of the outstanding shares of each Fund.

As of February 18, 2002, to the best knowledge of the Funds and the Board of Trustees, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of any class of the outstanding shares of Large Cap Fund. As of February 18, 2002, to the best knowledge of the Growth and Income Fund and International Fund, the following Shareholders of record owned 5% or more of the outstanding shares of the share class indicated:





Fund                              Class     Percent      Name                            Address

Growth and Income Fund            O         6.21%        Darrel R. Stephens              304 Cimarron Court
                                                         SSB IRA Rollover Cust.          Macon, GA 31220

Growth and Income Fund            O         5.85%        Eastern Meat Farms Inc.         3880 Jane Lane
                                                         401k Profit Sharing Plan        Oceanside, NY
                                                         f/b/o Pietra Lodico             11572
Growth and Income Fund            Y         43.45%       Smith Barney Concert Series,    61 Broadway
                                                         Inc.                            New York, NY 10006
                                                         SB Allocation Growth
                                                         Attn: James Casey
                                                         State Street Bank


Growth and Income Fund            Y         19.91%       Smith Barney Concert Series,    61 Broadway
                                                         Inc.                            New York, NY 10006
                                                         SB Allocation High Growth
                                                         Attn: James Casey
                                                         State Street Bank
Growth and Income Fund            Y         12.56%       Smith Barney Concert Series,    61 Broadway
                                                         Inc.                            New York, NY 10006
                                                         Select Growth
                                                         Attn: James Casey
                                                         State Street Bank
Growth and Income Fund            Y         11.95%       Smith Barney Concert Series,    61 Broadway
                                                         Inc.                            New York, NY 10006
                                                         SB Allocation Balanced
                                                         Attn: James Casey
                                                         State Street Bank
Growth and Income Fund            Y          8.41%       Smith Barney Concert Series,    61 Broadway
                                                         Inc.                            New York, NY 10006
                                                         Select Balanced
                                                         Attn: James Casey
                                                         State Street Bank
International Aggressive Growth   L          5.04%       Brian Hamelink and              405 W. 7th Street, #506
Fund                                                     Christopher Hughes JTWROS       Charlotte, NC 28202

Investment Manager

Smith Barney Fund Management LLC (the "manager") manages the assets of the Funds pursuant to an investment management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the Funds. Subject to such policies as the Board of Trustees of the Company may determine, the manager manages the securities of each Fund and makes investment decisions for each Fund. In addition, the manager provides certain administrative services to each Fund under the Management Agreement.

The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly Smith Barney Holdings). Holdings is a wholly owned subsidiary of Citigroup.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a Fund to one or more subadvisers, and that the manager may render services to others.

The manager provides the Funds with general office facilities and supervises the overall administration of the Funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Funds' independent contractors and agents; and arranging for the maintenance of books and records of each Fund. Trustees, officers and shareholders in the Funds are or may be or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Funds.

Unless otherwise terminated, the Management Agreement will continue in effect with respect to a Fund for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Funds, compared the fees charged by the manager to those paid by similar Funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each Fund. The Board also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

For its services under the Management Agreement with respect to the Large Cap Fund and the Growth and Income Fund, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of each Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year: 0.65% up to $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets thereafter. For its services under the Management Agreement with respect to the International Fund, the manager receives fees, which are computed daily and paid monthly, at an annual rate equal to 1.00% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The manager may reimburse a Fund for, or waive, all or any portion of its management fees.

For the fiscal years ended October 31, 1999, 2000 and 2001 the Funds accrued advisory fees as follows:

  Fund                               1999             2000             2001
  ----                               ----             ----             ----
  Large Cap Fund              $26,462,719      $31,264,546      $26,431,171
  Growth and Income Fund        9,381,462        9,663,674        9,997,622
  International Fund              545,582        1,924,573        1,690,591

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, the manager and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Funds' code of ethics is on file with the SEC.

Independent Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Funds' independent auditors to examine and report on the Funds' financial statements and highlights for the fiscal year ending October 31, 2002.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectuses discuss the investment objectives of each Fund and the policies they employ to achieve such objectives. The following discussion supplements the description of the Funds' investment objectives and management policies contained in the Prospectuses. The selection of investments and the utilization of investment techniques depends on, among other things, the manager's investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense. The Funds may engage in these and any other practices not prohibited by their investment restrictions. Investment objectives and management policies may be changed by the Trustees without shareholder approval. For further information regarding the risks associated with these practices, see "Risk Factors" below.

Each Fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under the Act.

GENERAL

International Fund

International Fund seeks total return on its assets from growth of capital and income. The Fund seeks to achieve its goal by investing at least 65% of its assets in a diversified portfolio of equity securities of non-United States issuers.

In seeking to achieve its goal, the Fund presently expects to invest at least 65% of its assets in common stocks of non-United States companies which in the opinion of the manager have potential for growth of capital. However, there is no requirement that the Fund invest exclusively in common stocks or other equity securities and, if deemed advisable, the Fund may invest up to 35% of its assets in bonds, notes and other debt securities (including securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political subdivisions). When the manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in seeking its goal of total return, substantially increase its holdings (up to a maximum of 35% of its assets) in such debt securities. In determining whether the Fund will be invested for capital appreciation or for income or any combination of both, the manager regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree of risk and level of return that could be expected from each market.

The Fund generally invests its assets broadly among countries and normally has represented in the portfolio business activities in not less than three foreign countries. The Fund normally invests at least 65% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, The Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., Hungary, Poland, The Czech Republic and certain countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile and Venezuela), Australia, Canada and such other areas and countries as the manager may determine from time to time. Allocation of the Fund's investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the Fund's assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

It is expected that portfolio securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets. To the extent that the Fund's assets are not otherwise invested, the assets may be held in cash, in any currency, or invested in United States as well as foreign high quality money market instruments and equivalents. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

Large Cap Fund

Large Cap Fund seeks capital appreciation. Large Cap Fund seeks to achieve its investment objective primarily through investments in U.S. common stocks and other equity securities. Any income realized on its investments will be purely incidental to its goal of capital appreciation. Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations and related investments. Although this policy relating to securities of companies with large market capitalizations may be changed without shareholder approval, the Large Cap Fund will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Fund also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short term investments may include repurchase agreements with banks or broker-dealers. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

Certain policies of the Fund, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Fund may also invest up to 20% of its total assets in securities of foreign issuers and in investment companies.

Growth and Income Fund

Growth and Income Fund seeks reasonable growth and income. Growth and Income Fund seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. The Fund may also invest up to 20% of its total assets in securities of foreign issuers and in investment companies. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

EQUITY SECURITIES (All Funds except as otherwise noted)


Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs. Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate loans or interests. A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Fund invests in REITs.


FIXED INCOME SECURITIES (All Funds except as otherwise noted)


Corporate Debt Obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon securities do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities. The U.S. Government securities in which the Funds may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments. In certain circumstances the Funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund's investment objective may not be achieved.

Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities.

Commercial Bank Obligations. The Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, [**foreign subsidiaries or foreign branches of domestic banks,**] domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

For the purposes of the International Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the International Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this is not an investment policy or restriction of the International Fund. For calculation purposes, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.


DERIVATIVE CONTRACTS (All Funds except as otherwise noted)



Writing Covered Call Options. The Funds may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the Fund as writer of a call option continues, the Fund may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.


Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian.


The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.


Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.


Purchasing Put Options. The Funds may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.


Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.

Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.


Futures Contracts. Each Fund may enter into interest rate or currency Futures Contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.


A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.


Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations or other market factors, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts. Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Funds intend to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, currency exchange rates or financial indices.


Each Fund's Futures transactions normally will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies the Fund owns, or Futures Contracts will be purchased to protect a Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Each of the Funds may, however, enter into Futures transactions for non-hedging purposes, subject to applicable law.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins which may be 5% or less of the value of the Futures Contract being traded.


If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.


Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

In order to assure that the Funds will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.


New options and Futures Contracts, such as single stock futures and narrow-based security indices futures, and various combinations thereof continue to be developed and each Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

Forward Currency Contracts, Options on Currency and Currency Swaps (International Fund). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The International Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.


The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The International Fund, however, may enter into forward contracts with deposit requirements or commissions.

The Fund may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although certain options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the manager believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all those factors which influence foreign exchange rates and investment generally.

A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.


Interest Rate Swaps, Caps and Floors (International Fund). Among the hedging transactions into which the International Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for bona fide hedging purposes, the manager and the Fund believes such obligations do not constitute senior securities and, accordingly will not treat them as being senior securities for purposes of their investment restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a segregated account that satisfies the requirements of the 1940 Act. The

Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund's risk of loss consists of the net amount of payments that the Fund is entitled to receive, although the Fund may have contractual remedies pursuant to the agreements related to the transaction. Certain swap agreements may be considered illiquid for purposes of a Fund's investment restriction relating to illiquid securities.

Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including currency and market index transactions by the Fund will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid securities equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid securities equal to the amount of the Fund's obligations.


OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and Option Clearing Corporation ("OCC") issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.


In the case of a Futures Contract or an option on a Futures Contract, the Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based Futures Contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a Futures Contract or forward contract, the Fund could purchase a put option on the same Futures Contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER PRACTICES


Securities of Foreign Issuers. The Large Cap and Growth and Income Funds may invest up to 20% of their assets in securities of foreign issuers, and the International Fund normally invests at least 65% of its assets in a diversified portfolio of equity securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.


Each Fund may also purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Fund may invest in ADRs through both sponsored and unsponsored arrangements.

With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.


The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, each Fund will incur expenses in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. For more information regarding the risks of investing in securities of emerging markets, see "Risk Factors - Securities of Developing/Emerging Markets Countries" below.


ETFs or Exchange Traded Funds. Each Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.


Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the EFT invests go up in value.



Illiquid and Restricted Securities. The Funds may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restriction, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Fund to the extent qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Repurchase Agreements. Each Fund may enter into repurchase agreements with broker-dealers or domestic banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.


For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Fund than would be available to a Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.


Short Sales. Each Fund may from time to time make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales. The Fund may also enter into short sales "against the box". A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Fund does not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Leverage. Each Fund may borrow from banks, on a secured or unsecured basis and use the proceeds to make additional investments. This speculative factor is known as "leverage." Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income or appreciation from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. If the securities purchased with borrowed funds loss value, the net loss of the Fund will be greater than if leverage had not been used. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund. Each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Lending Portfolio Securities. Consistent with applicable regulatory requirements each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. A Fund will not lend its portfolio securities to Salomon Smith Barney or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, cash equivalents, or U.S. government securities in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Salomon Smith Barney, and which is acting as a "finder".

In lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to further modifications, currently provide that the following conditions must be met whenever a Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk.

RISK FACTORS


The Prospectuses discuss the risk factors associated with the investment policies and strategies employed by each Fund. The following discussion supplements the description of risk factors contained in the Prospectuses.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Funds may be quite volatile.

Fixed Income Securities. Investments in fixed income securities may subject the Funds to risks, including the following:


Interest Rate Risk. When interest rates decline, the market value of fixed
------------------
income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to
------------------------
the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both
----------------------------
call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.


Lower Rated and Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as "junk bonds", have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.


There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.


Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.


Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.


One or more of the risks discussed above could affect adversely the economy of a developing market or a Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.


Many of a Fund's investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.


Derivative Instruments. In accordance with its investment policies, each Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.


The following are the principal risks associated with derivative instruments.

Leverage and associated price volatility: The use of certain derivatives may
----------------------------------------
involve leverage for a Fund because they create an obligation, or indebtedness, to someone other than the Fund's investors and enable a Fund to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Fund's gain or loss from an investment in much the same way that incurring indebtedness does.

Credit risk: Certain types of derivatives are subject to the risk that the
-----------
counterparty may fail to honor contract terms.

Liquidity and valuation risk: Many derivative instruments are traded in
----------------------------
institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the
----------------
derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

Special Risks of Using Futures Contracts and Options on Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. A Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

In order to be certain that each Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in the manager's opinion, the market for such options had developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.


Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by a Fund.

Portfolio Turnover. Each Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions a Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Fund and may accelerate the recognition of taxable gains as well as increase the recognition of short-term, rather than long-term, capital gains if as a result securities are held for one year or less. (For further information see "Portfolio Turnover" below).


Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of Salomon Smith Barney may be deemed to constitute a group for these purposes. In light of these limits, the Board of Trustees may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other Funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

A Fund may not:

(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.


(7) purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco (Large Cap Fund and Growth and Income Fund only).


The Funds have also adopted the following nonfundamental investment restriction that may be changed by the Company's Board of Trustees at any time. Accordingly, a Fund may not:

     invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund's books).


If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.


BROKERAGE


The manager is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, a Fund may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the manager.


Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and
(d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.


Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that a Fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently. During the fiscal year ended October 31, 2001, the Company directed the payment of $311,802 in brokerage commissions to brokers because of research services provided.

To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Funds or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Funds.


The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Funds effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Funds. In the opinion of the manager, the benefits from research services to the Funds and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.


The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among a Fund, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes for each Fund the total brokerage commissions paid.

  Fiscal Year        International       Large Cap       Growth & Income
  Ended
  10/31

  2001               $233,590            $2,718,714      $2,139,394
  2000               $520,019            $3,212,619      $4,394,666
  1999               $163,053            $2,767,648      $  587,368


The Funds may from time to time place brokerage transactions with the Funds' distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

The Funds paid the following commissions to affiliated brokers during the periods shown:


                                                                 Salomon
                                                                 Smith
Fiscal 2001 Commissions                                          Barney
-----------------------                                          ------
International                                                    $ 13,189
Large Cap                                                        $154,694
Growth and Income                                                $259,619

                                                     Salomon
                                    Robinson         Smith
Fiscal 2000 Commissions             Humphrey(1)      Barney
-----------------------             -----------      ------
International                       --               $34,568
Large Cap                           $13,591          $144,948
Growth & Income                     --               $35,310

-------------------------------------------------------------------------------
                                                     Salomon
                                    Robinson         Smith
Fiscal 1999 Commissions             Humphrey(1)      Barney
-----------------------             -----------      ------
International                       --               $6,872
Large Cap                           $3,000           $120,692
Growth & Income                     --               $42,940

-------------------------------------------------------------------------------

(1) Robinson Humphrey is now a part of Salomon Smith Barney.

For each affiliated broker, the tables below set forth the percentage of the Fund's aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2001, and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

Percentage of
Aggregate Brokerage                                                Salomon
Commissions Paid                                                   Smith Barney
----------------                                                   ------------
International                                                       5.65%
Large Cap                                                           5.70%
Growth and Income                                                  12.14%


Percentage of
Aggregate Dollar Amount of
Transactions Involving                                             Salomon
Payment of Commissions                                             Smith Barney
----------------------                                             ------------
International                                                       7.09%
Large Cap                                                           5.91%
Growth and Income                                                  12.63%

PORTFOLIO TURNOVER

For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

For the fiscal years ended October 31, 2000 and 2001 the portfolio turnover rates were as follows:


Fund                                  2001              2000
----                                  ----              ----
International Fund                     24%               27%
Large Cap Fund                         27%               34%
Growth and Income Fund                 69%               63%



Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).


The manager manages a number of private investment accounts on a discretionary basis and it is not bound by the recommendations of the Salomon Smith Barney research department in managing the Funds.


DISTRIBUTORS

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York, 10013 and PFS Distributors, Inc., located at 3120 Breckinridge Blvd., Duluth, Georgia 30099 ("PFS Distributors" and, collectively with Salomon Smith Barney, the "Distributors"), serve as non-exclusive principal underwriters and co-distributors of the shares of the Funds pursuant to written agreements dated June 5, 2000 (the "Distribution Agreements") which were approved by the Funds' Board of Trustees, including a majority of the independent Trustees, on April 17, 2000. Prior to and up to June 5, 2000, CFBDS, Inc. ("CFBDS") acted as a distributor.

A Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Company's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

A Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the applicable Distributor and may be substantial. Citigroup and its affiliates may make similar payments under similar arrangements.

A Distributor is entitled to receive the proceeds of the initial sales charge, if any, paid upon the purchase of Class A shares, and said amount is paid to Service Agents. PFS Distributors and Salomon Smith Barney are entitled to receive the contingent deferred sales charge paid upon certain redemptions of Class B and L shares directly from the Fund, for PFS accounts and Salomon Smith Barney accounts, respectively, for any of the distribution and service expenses described above.


Initial Sales Charges - Class 1, Class A, Class L and Class O


The following table shows commissions paid as initial sales charges on Class 1, Class A, Class L and Class O shares, amounts retained by a Distributor and amounts received by PFS Investments, Inc. during the fiscal years ended October 31, 2001, 2000 and 1999. For the period prior to June 5, 2000, CFBDS, Inc. served as distributor to the Funds.

                          ------------------------------------------------
                            International     Large Cap   Growth & Income
                            -------------     ---------   ---------------
   October 31, 2001



   Total Underwriting      $615,000           $16,975,000      $3,810,000
   Commissions*
                           International      Large Cap        Growth & Income


   October 31, 2000



   Total Underwriting      $1,937,257         $14,939,000      $4,137,000
   Commissions**
                           International      Large Cap        Growth & Income



   October 31, 1999

   Total Underwriting      $221,113           $13,988,680      $4,069,851
   Commissions***

* Of these totals, the following amounts were paid to PFS Distributors:
$413,000, $12,194,000, and $2,753,000, for the above listed Funds, respectively.


** Of these totals, the following amounts were paid to PFS Distributors:
$1,150,730, $8,963,391, and $2,482,200, for the above listed Funds, respectively.

*** Of these totals, the following amounts were paid to PFS Distributors:
$199,002, $12,589,812, and $3,662,866, for the above listed Funds, respectively.


SERVICE PLANS


Class A, Class B, and Class L shares of each Fund and Class O and Class P shares of the Growth and Income Fund have a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class B shares and Class L shares. Under the Plans, Growth and Income Fund may pay monthly fees at an annual rate not to exceed 0.70% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class O shares, and not to exceed 0.75% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class P shares. Such fees may be used to make payments to a Distributor for distribution services, to Service Agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to a Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by a Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales of different classes of shares.

The Service Plans also provide that a Distributor and Service Agents may receive any front-end sales charge as total or partial compensation for their services in connection with the sale of shares and all or a portion of any deferred sales charges paid by investors.

The Service Plans permit the Funds to pay fees to a Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, a Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to a Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, a Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plans for each Fund, the Trustees will review the Service Plans and the expenses for each Fund separately.

Each Service Plan also recognizes that various service providers to the Funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Company's Trustees and a majority of the Company's Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph, "qualified Trustees"). Each Service Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. A Service Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Company's qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class. A Service Plan may not be amended to increase materially the amount of a class's permitted expenses thereunder without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Company will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Company will preserve such copies in an easily accessible place.

For the fiscal year ended October 31, 2001, the aggregate expenses for the International Fund under the Fund's Class A Plan were $169,803 or 0.25% of the Class A shares' average net assets; under the Class B Plan were $907,565 or 1.00% of the Class B shares' average net assets; and under the Class L Plan were $40,408 or 1.00% of the Class L shares' average net assets.

For the fiscal year ended October 31, 2001, the aggregate expenses for the Large Cap Fund under the Class A Plan were $1,162,100 or 0.25% of the Class A shares' average net assets; under the Class B Plan were $4,560,590 or 1.00% of the Class B shares' average net assets; and under the Class L Plan were $35,844 or 1.00% of the Class L shares' average net assets.

For the fiscal year ended October 31, 2001, the aggregate expenses for the Growth and Income Fund under the Fund's Class A Plan were $812,296 or 0.25% of the Class A shares' average net assets; under the Class B Plan were $1,955,116 or 1.00% of the Class B shares' average net assets; under the Class L Plan were $61,405 or 1.00% of the Class L shares' average net assets; under the Class O Plan were $18,463 or 0.70% of the Class O shares' average net assets; and under the Class P Plan were $454,551 or 0.75% of the Class P shares' average net assets.

For the fiscal year ended October 31, 2001, the Distributor and/or Service Agents incurred the following distribution expenses for the funds:


                                Printing and
                                Mailing of    Support   Financial     Interest
Fund Name          Advertising  Prospectuses  Services  Professionals Expense      Total
-----------------------------------------------------------------------------------------------

International      $ 129,373     $  2,676     737,116   $ 6,979,652   $  254,534   $   8,103,351
-----------------------------------------------------------------------------------------------
Large Cap          $ 112,367     $  1,917     709,552   $14,575,444   $  378,018   $  15,777,298
-----------------------------------------------------------------------------------------------
Growth and Income  $  52,248     $  1,446     369,942   $ 7,087,938   $  330,675   $   7,842,249

DETERMINATION OF NET ASSET VALUE

The assets attributable to the shares of each class of a Fund reflect the value of separate interests in a single portfolio of securities. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class. The net asset value of the shares of each Fund is determined at 4:00 p.m., Eastern time (or at the close of the New York Stock Exchange (the "Exchange"), if earlier, on each business day on which the Exchange is open. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing service, or as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by broker-dealers, and (ii) valuing any securities for which market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Options on stocks, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

The trading securities on most foreign exchanges and over-the-counter-markets is normally completed before the close of regular trading on the Exchange. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the Funds. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

When, in the judgment of a pricing service used by the Fund, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at such quoted bid prices (as obtained by the service from dealers in such securities). Other investments are carried at fair value as determined by the pricing service, based on methods which include consideration of: yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Any assets which are not valued by the pricing service would be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

PURCHASE AND REDEMPTION OF SHARES

Alternative Purchase Arrangements. Each Fund offers two Classes of shares to investors purchasing through PFS Accounts and four classes through Other Accounts. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions. In addition, the Funds offer Class 1 shares only to Eligible Class 1 Purchasers through PFS Accounts and Class O and Class P shares to Eligible Class O and P Purchasers, respectively, through Other Accounts.

In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in a Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because a Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in a Fund. In addition, Class A share purchases of $1,000,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $1,000,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds listed below under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. Because the ongoing expenses of Class A shares may be lower than those for Class B shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

Financial Professionals may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B shares is the same as that of the initial sales charge on the Class A shares.

How to Purchase Shares. The procedures for purchasing shares varies according to whether you purchase through a PFS Account or Other Account:

PFS ACCOUNTS
------------

Initial purchases of shares of each Fund must be made through a PFS Investments Registered

Representative by completing the appropriate application. The completed application should be forwarded to the Sub-Transfer Agent, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent. In processing applications and investments, the Sub-Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the terms of the Prospectus. If the Sub-Transfer Agent ceases to act as such, a successor company named by the Company will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by the Sub-Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS or the Sub-Transfer Agent.

Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA, a Self-Employed Retirement Plan or an Uniform Gift to Minors account in a Fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for each Class in a Fund is $25. For each Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for each Class is $25 for monthly plans and $50 for quarterly plans. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the Sub-Transfer Agent prior to the close of regular trading on the NYSE, on any day a Fund calculates its net asset value, are priced according to the net asset value determined on that day.

Upon completion of certain automated systems, initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Inc. Registered Representative must contact the Sub-Transfer Agent at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the Sub-Transfer Agent at
(800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact the Sub-Transfer Agent at (800) 544-5445 between 9:00 a.m. and 6:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the Sub-Transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the Sub-Transfer Agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

OTHER ACCOUNTS
--------------

Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. Your Service agent is the shareholder of record for the shares of the Fund you own.

Investors may be able to establish new accounts in a Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the Sub-Transfer Agent or Service Agent is authorized through preauthorized transfers of $25 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly basis to provide systematic additions to the shareholder's Fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30.

Initial Sales Charge Alternative -- Class A Shares. The sales charges applicable to purchases of Class A shares of the Funds are as follows:

                                            Sales Charge
                                                                Broker/Dealer
                                                                Commission as a
                             % of             % of Net               % of
Amount of Investment    Offering Price     Amount Invested      Offering Price
--------------------    --------------     ---------------      --------------

Less than  $ 25,000         5.00%               5.26%              4.50%
$ 25,000 -  49,999           4.25               4.44               3.83
50,000 -  99,999             3.75               3.90               3.38
100,000 - 249,999            3.25               3.36               2.93
250,000 - 499,999            2.75               2.83               2.48
500,000 - 999,999            2.00               2.04               1.80
$1,000,000 or more           -0-                 -0-            Up to 1.00*

*Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by "any person", which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Initial Sales Charge Waivers. The initial sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

PFS ACCOUNTS
------------

Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:


(a)  sales to Board Members and employees of Citigroup and its subsidiaries;
(b) sales to Board Members of the Smith Barney Mutual Funds or any other mutual funds for which members of Citigroup act as investment advisor, administrator or service agent (including retired Board Members); the immediate families of such persons (including the surviving spouse of a deceased Board Member); and to a pension, profit-sharing or other benefit plan for such persons;
(c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(d) issuance to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;
(e) purchases by shareholders who have redeemed Class A shares in a Fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;
(f) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(g) sales through Financial Professionals of Service Agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, (ii) the shareholder paid an initial sales charge on such redeemed shares and (iii) the shares redeemed were not subject to a deferred sales charge;
(h) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Salomon Smith Barney 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);
(i) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and
(j) purchases by investors participating in a Salomon Smith Barney fee based arrangement.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

In addition, Class A shares of the Funds may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are also offered at net asset value to accounts opened for shareholders by PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Company, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time. Contact the Sub-Transfer

Agent at (800) 544-5445 for further information and appropriate forms.

OTHER ACCOUNTS
--------------

In certain circumstances, the initial sales charge imposed on purchases of Class A shares through Other Accounts, and the CDSC imposed upon sales of Class A or Class B shares through Other Accounts, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which a Distributor or its affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

Class A shares may be purchased through Other Accounts without a sales charge by:

(a) tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code;
(b) trust accounts for which Citibank, N.A., an affiliate of the manager, or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority;
(c) accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian;
(d) directors or trustees (and their immediate families), and retired directors and trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent;
(e) employees of Citibank and its affiliates, or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or (including immediate families of the foregoing);
(f) investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates;
(g) investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services;
(h) employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(i) separate accounts used to fund certain unregistered variable annuity contracts;
(j) direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees;
(k) shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees the terms of which entitle those shareholders to purchase shares of a Fund at net asset value without a sales charge;
(l) employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by a distributor with respect to the amount of purchase;

(m)  accounts associated with Citistreet Retirement Programs;
(n) investors purchasing $1,000,000 or more of Class A shares; in determining whether a contingent deferred sales charge on Class A shares is payable, see "Deferred Sales Charge Alternatives" below in this section;
(o) subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund if:


       - the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); and

          - the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund; and


     (p) an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with a distributor from another investment firm within six months prior to the date of purchase by the investor, if:


          - the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds;


          - the redemption is made within 60 days prior to the investment in a Fund; and


          - the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption.


Volume Discounts. The "Amount of Investment" referred to in the sales charge table set forth above under "Initial Sales Charge Alternative--Class A Shares" includes the purchase of Class A shares in a Fund and, in the case of PFS Accounts, of certain other Smith Barney mutual funds. A person eligible for a volume discount includes: an individual; members of a family unit comprising a husband, wife and minor children; a trustee or other fiduciary purchasing for a single fiduciary account including pension, profit-sharing and other employee benefit trusts qualified under Section 401(a) of the Code; or multiple custodial accounts where more than one beneficiary is involved if purchases are made by salary reduction and/or payroll deduction for qualified and nonqualified accounts and transmitted by a common employer entity. Employer entity for payroll deduction accounts may include trade and craft associations and any other similar organizations.

PFS ACCOUNTS
------------

Cumulative Purchase Discount. The reduced sales load reflected in the sales charge tables applies to purchases of Class A and Class 1 shares of the various Funds. An aggregate investment includes all shares of all of the Funds (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. PFS Investments must notify the Distributor at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the Distributor or the Sub-Transfer Agent confirm the investor's representations concerning his holdings.

OTHER ACCOUNTS
--------------

Reduced Sales Charge Plan. A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

(a)  have been in existence for more than six months;

(b)  have a purpose other than acquiring Fund shares at a discount;
(c) satisfy uniform criteria that enable a distributor to realize economies of scale in its costs of distributing shares;
(d)  have more than ten members;
(e) be available to arrange for group meetings between representatives of the Funds and the members;
(f) agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the distributor; and
(g) seek to arrange for payroll deduction or other bulk transmission of investments to the Funds.

Letter of Intent. A Letter of Intent to purchase Class A shares for an amount of $25,000 or more or a Letter of Intent to purchase Class 1 shares for an amount of $10,000 or more, provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of each Fund and, in the case of PFS Accounts, other Smith Barney Mutual Funds, offered with a sales charge over a 13-month period based on the total amount of intended purchases plus all Class A and Class 1 shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your Service Agent to obtain a Letter of Intent application.

PFS ACCOUNTS
------------

A Letter of Intent applies to purchases of Class A shares of all Funds and Class 1 shares of all Funds. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the Sub-Transfer Agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Service Agent or, if not paid, the Service Agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

OTHER ACCOUNTS
--------------

Subject to acceptance by a Distributor, and the conditions mentioned below, each purchase under a letter of intent will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.


(a) The shareholder or, if the shareholder is a customer of a Service Agent, his or her Service Agent must inform a distributor that the letter of intent is in effect each time shares are purchased.


(b) The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

(c) A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if a distributor is informed in writing of this intent within the 90-day period.


(d) The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.


(e) Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Sub-Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.


(f) Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

(g) The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.

If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Sub-Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Sub-Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.

Deferred Sales Charge Alternatives. CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (i) Class B shares; (ii) Class L shares; (iii) Class O shares of the Growth and Income Fund; (iv) Class P shares of the Growth and Income Fund; and (v) Class A shares that were purchased without an initial sales charge but subject to a CDSC. Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares and Class P shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares, Class O shares, or Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

Class L Shares, Class O shares, and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares (or Class P shares of the Growth and Income Fund), the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares (and Class P shares of the Growth and Income Fund) by shareholders.



          Years Since Purchase
          Payment Was Made                              CDSC Applicable
          ----------------------                        -----------------
          First                                              5.00%
          Second                                             4.00

          Third                                              3.00
          Fourth                                             2.00
          Fifth                                              1.00
          Sixth and thereafter                               0.00

Class B Conversion Feature. Class B shares, and Class P shares of the Growth and Income Fund, will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B shares or Class P shares acquired through the reinvestment of dividends and distributions ("Dividend Shares") owned by the shareholder as the total number of his or her Class B or Class P shares converting at the time bears to the total number of outstanding Class B or Class P shares (other than Dividend Shares) owned by the shareholder. Because the per share net asset value of the Class A shares may be higher than that of the Class B and Class P shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class P shares converted, although the dollar value will be the same.

Class B shares of a Fund purchased in PFS Accounts prior to December 31, 1997 and subsequently redeemed will remain subject to the CDSC at the rates applicable at the time of purchase.

In determining the applicability of any CDSC or the conversion feature described above, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

For the year ended October 31, 2001, CDSCs paid for Class B shares were approximately:

Fund                       CDSC
----                       ----

Large Cap Growth:          $1,432,000
Growth and Income:         $  618,000
International:             $  152,000



Waiver of CDSC.

PFS ACCOUNTS
------------

For PFS Accounts, the CDSC generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

(a) Redemption Upon Disability or Death

The Company may waive the CDSC on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Sub-Transfer Agent will require satisfactory proof of death or disability before it determines to waive the CDSC.

In cases of disability or death, the CDSC may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

(b)  Redemption in Connection with Certain Distributions from Retirement Plans

The Company may waive the CDSC when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of the Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

The Company does not intend to waive the CDSC for any distributions from IRAs or other Retirement Plans not specifically described above.

(c)  Redemption Pursuant to the Company's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in a Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC may be waived on redemptions made under the Plan.

The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Company reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

(d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

The Company reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Company may waive the CDSC upon such involuntary redemption.

(e)  Redemption by manager

The Company may waive the CDSC when a total or partial redemption is made by the manager with respect to its investments in a Fund.

OTHER ACCOUNTS
--------------

See "Initial Sales Charge Waivers--Other Accounts". There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

The CDSC will be waived for Other Accounts in connection with:

(a) a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death;
(b) a lump sum or other distribution in the case of an Individual Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2;
(c) a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan;
(d) a redemption resulting from a tax-free return of an excess contribution to an IRA; and
(e)  redemptions made under a Fund's Systematic Withdrawal Plan.

Purchases of Class 1 Shares. Class 1 shares are offered only through PFS Accounts, and only to Eligible Class 1 Purchasers, at the next determined net asset value plus a sales charge, as set forth below.

                                                                    Reallowed to
                                         As % of      As % of       PFS (as a %
Size of Investment                       Net Amount   Offering      of Offering
                                         Invested     Price         Price)*
Less than $10,000                        9.29%        8.50%         7.00%
$   10,000 but less than $   25,000      8.40%        7.75%         6.25%
$   25,000 but less than $   50,000      6.38%        6.00%         5.00%
$   50,000 but less than $  100,000      4.71%        4.50%         3.75%
$  100,000 but less than $  250,000      3.63%        3.50%         3.00%
$  250,000 but less than $  400,000      2.56%        2.50%         2.00%
$  400,000 but less than $  600,000      2.04%        2.00%         1.60%
$  600,000 but less than $5,000,000      1.01%        1.00%         0.75%
$5,000,000 or more                       0.25%        0.25%         0.20%

* Additionally, PFS Distributors, Inc. pays to PFS Investments a promotional fee calculated as a percentage of the sales charge reallowed to PFS. The percentage used in the calculation is 3%.

The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, Service Agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, Service Agents may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to financial professionals that sell shares of the Company.

Class 1 shares may be purchased at net asset value by the Primerica Plan for Eligible Class 1 Purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class 1 Shares are also offered at net asset value to accounts opened for shareholders by PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Company and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time. PFS may pay PFS Investment Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than the Distributor. Contact the Sub-Transfer Agent at (800) 544-5445 for further information and appropriate forms.

Investors purchasing Class 1 shares may under certain circumstances be entitled to reduced sales charges. The circumstances under which such investors may pay reduced sales charges are the same as those described above under "Purchases of Shares--Volume Discounts" and "Letter of Intent."

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Alternatives" above.


Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000.


Class O and Class P Shares. Class O and Class P shares are only offered by the Growth and Income Fund and may only be purchased by investors who currently hold Class O and Class P shares, respectively. The various features of Class O and Class P shares are identical to Class L and Class B shares, respectively, except that Class O and Class P shares are subject to lower distribution and service (12b-1) fees. See the prospectus of the Growth and Income Fund under "Choosing a class of shares to buy" and "Sales charges" for further information.


EXCHANGE PRIVILEGE

Exchange privilege - General.

Class A, Class Y and Class 1 Exchanges. Class A, Class Y and Class 1 shareholders of each Fund who wish to exchange all or a portion of their shares for shares of the same class in any funds eligible for the exchange privilege may do so without imposition of any charge. Class 1 shareholders may also exchange all or a portion of their shares for Class A shares in any funds eligible for the exchange privilege without imposition of any charge.

Class L and O Exchanges. Class L and Class O shareholders who wish to exchange all or a portion of their shares for Class L shares in any funds eligible for the exchange privilege may do so without imposition of any charge.

Class B and Class P Exchanges. Class B and Class P shareholders may exchange all or a portion of their shares for Class B shares in any funds eligible for the exchange privilege. In the event a Class B or Class P shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher CDSC than that imposed by the Fund then owned, the exchanged shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B or Class P shares of the Fund that have been exchanged.

PFS ACCOUNTS

For PFS Accounts, shares of each class of a Fund may be exchanged at the net asset value next determined for shares of the same class in the other Funds of the Company and certain other Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Shareholders who establish telephone transaction authorization on their account may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

OTHER ACCOUNTS
--------------

For Other Accounts, Class A and Class B shares of a Fund may be exchanged for shares of the same class in any other Fund of the Company, or for shares certain other Smith Barney mutual funds.

Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effectively only at the net asset value next determined after the fund being purchases formally accepts the order, which may result in the purchase being delayed.


By use of the exchange privilege, the investor authorizes the Sub-Transfer Agent to act on written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Sub-Transfer Agent to be genuine. The Sub-Transfer Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid on Class A (and for PFS Accounts, Class 1 shares) of a Fund, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of a Fund involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in a fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined on the date of receipt. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced will be processed on the next business day in the manner described above.

Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a redemption of shares, which is a taxable transaction. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. Each Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

Redemption--General. In all cases, the redemption price is the net asset value per share of the Fund next determined after the request for redemption is received in proper form by the applicable Sub-Transfer Agent, less any applicable sales charges or redemption fees. Payment for shares redeemed will be made by check mailed within three days after acceptance by the applicable Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check or draft, the applicable Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. A redemption of shares is a taxable transaction for the shareholder.


The Company may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable;
(b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

PFS ACCOUNTS
------------

Shareholders may redeem for cash some or all of their shares of a Fund at any time by sending a written request in proper form directly to the Sub-Transfer Agent, PFS Shareholder Services, at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, Company or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

A shareholder may utilize the Sub-Transfer Agent's Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if:
(a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting the Sub-Transfer Agent at (800) 544-5445 between 9:00 a.m. and 6:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach the Sub-Transfer Agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via Wire or ACH directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the Fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

OTHER ACCOUNTS
--------------

Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders for its customers.

Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Sub-Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Sub-Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Sub-Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

Automatic Cash Withdrawal Plan. Each Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of a specified amount.

PFS ACCOUNTS
------------

For PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The Company reserves the right to involuntarily liquidate any shareholder's account in a Fund if the aggregate net asset value of the shares held in that Fund account is less than $500. (If a shareholder has more than one account in a Fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

OTHER ACCOUNTS

For shareholders who hold shares through Other Accounts, there is a limit of one withdrawal per month under the plan.

If you redeem Class A or Class B shares under the plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the plan in any year is limited to 10% of the average daily balance in your account. You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party. To participate in the plan, you must complete the appropriate forms provided by your Service Agent.

Additional Purchase and Sale Information.

PFS ACCOUNTS
------------

Neither the Funds or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

OTHER ACCOUNTS
--------------

Investors may be able to establish new accounts in the Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

DISTRIBUTIONS AND FEDERAL TAXES

International Fund and Large Cap Fund distribute dividends and capital gains annually; Growth and Income Fund declares and pays dividends quarterly. The per share dividends on each class will differ depending on the differences in distribution and service fees, if any, applicable to the classes. Each Fund intends similarly to distribute to shareholders any taxable net realized capital gains (the excess of net long-term capital gain over net short-term capital loss). Taxable net realized capital gains are the excess, if any, of the Fund's total profits on the sale of securities and certain other transactions during the year over its total losses on such sales and transactions, including capital losses carried forward from prior years in accordance with the tax laws. Such capital gains, if any, are distributed at least once a year. All income dividends and capital gains distributions are reinvested in shares of a Fund at net asset value without sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

Taxation of Fund. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax on amounts paid by it as dividends and distributions to shareholders in compliance with the Code's timing and other requirements. If any Fund were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for income dividends or capital gain distributions paid to shareholders) would be subject to tax at corporate rates. A Fund will be subject to a nondeductible, 4% federal excise tax if it fails to meet certain distribution requirements with respect to each calendar year, generally applicable to its ordinary (taxable) income for that year and the excess of its capital gains over its capital losses for the one-year period ended on October 31 of that year. The Funds intend generally to make distributions sufficient to avoid or minimize any liability for the excise tax. Each Fund expects to be treated as a separate entity for purposes of determining its federal tax treatment.

Dividends or other income (including, in some cases, capital gains) received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.

Taxation of Shareholders. Dividends from net investment income and any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. A portion of dividends taxable as ordinary income paid by a Fund may qualify for the 70% dividends received deduction for corporations. Qualifying dividends include only dividends attributable to dividends a Fund receives from U.S. domestic corporations with respect to stock for which the Fund satisfies applicable holding period requirements.

The portion of the dividends received from a Fund which qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 days for certain preferred stock). The Fund's holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which the Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if the Fund diminishes its risk of loss by holding one or more positions in substantially similar or related property. The dividends-received deduction will be allowed only with respect to dividends on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund.

Receipt of dividends that qualify for the dividends-received reduction may increase a corporate shareholder's liability, if any, for the alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of "extraordinary dividends" from the Fund and, to the extent such basis would be reduced below zero, current recognition of income would be required.

For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they are declared. These dividends will be taxable to shareholders as if actually received on December 31 rather than in the year in which shareholders actually receive the dividends.

A capital gain dividend (i.e., a dividend from the excess of a Fund's net long-term capital gain over its net short-term capital loss) received after the purchase of the shares of any of the Funds reduces the net asset value of the shares by the amount of the distribution and will nevertheless be subject to income taxes. The same is true of dividends treated as ordinary income, as described above. Investors may therefore wish to avoid purchasing Fund shares shortly before an anticipated dividend or capital gain dividend in order to avoid being taxed on a distribution that is economically a return of a portion of the purchase price. These capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares. Any loss on the sale of Fund shares held for six months or less is treated as a long-term capital loss to the extent of any capital gain dividend paid on such shares. All dividends and distributions are taxable to the shareholder in the same manner whether or not reinvested in shares. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund.

If shares of a Fund purchased subject to a sales charge are sold or exchanged within 90 days of acquisition, and shares of the same or another Fund acquired at a reduced (or no) sales charge because of the sales charge imposed on the prior purchase, then to the extent the sales charge on the subsequent shares is so reduced or waived, the sales charge incurred on the initial purchase may not be used to determine the basis in the shares disposed of for purposes of determining tax gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the disposition of the initial shares, it is includable in the basis of the subsequent shares acquired. Additionally, any loss realized on a redemption or exchange of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days, beginning 30 days before and ending 30 days after such disposition, including pursuant to reinvestment of dividends in Fund shares.

Periodic withdrawals under the systematic withdrawal plan involve redemptions of shares, which may result in tax liability for the redeeming shareholder. Additionally, any redemption of shares is a potentially taxable transaction, even if a reinvestment privilege is later exercised.

Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

If eligible, the International Fund will determine whether to make an election to treat any qualified foreign income taxes paid by it as paid by its shareholders. In determining whether to make this election, the Fund will take into consideration such factors as the amount of foreign taxes paid and the administrative costs associated with making the election. If the election is made, shareholders of the Fund would be required to include their respective pro rata portions of such qualified foreign taxes in computing their taxable income and would then generally be entitled to credit such amounts against their United States federal income taxes due, if any, provided that certain holding period requirements are satisfied, or to include such amounts in their itemized deductions, if any. For any year for which it makes such an election, the

International Fund will report to its shareholders (shortly after the close of its fiscal year) the amount per share of such foreign taxes that must be included in the shareholder's gross income and will be potentially available as a credit or deduction, subject to the limitations generally applicable under the Code. The other Funds will not qualify to make this election, and consequently their shareholders will not report on their own tax returns their shares of the foreign taxes paid by these Funds nor be entitled to claim a deduction or credit.

Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

Back-up Withholding. Each Fund is required to withhold and remit to the United States Treasury a percentage of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income or who fails to certify to the Company that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his or her social security number.) This back-up withholding is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Special Tax Rules Affecting Investments. The Code includes special rules applicable to certain listed options (excluding equity options as defined in the Code), futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are generally classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked-to-market"). Over-the-counter options, equity options, and certain other options or future contracts are not classified as Section 1256 contracts and are not subject to the mark-to-market rule or to 60/40 gain or loss treatment. Any gains or losses from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

Certain transactions in options, futures contracts, or options on futures contracts may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain conditions are met.

The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and
(iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been reached to make any of these elections.

The effect of the tax rules described above with respect to options and futures contracts may be to change the amount, timing and character of a Fund's income, gains and losses and therefore of its distributions to shareholders.

These rules also generally apply to options, futures and forward contracts relating to foreign currency, except that (1) options, futures and forward contracts on certain foreign currencies are not governed by Section 1256, (2) gains and losses on foreign currency forward contracts are generally treated as ordinary income and losses, and (3) gains and losses on a Fund's foreign currency options and futures contracts that are not governed by Section 1256, if any, are generally treated as ordinary income and loss.

Additionally, under the Code gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are treated as ordinary income or loss.

If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is distributed by the Fund to its shareholders in a manner that satisfies the distribution requirements referred to above. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund. A Fund generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to limitations on the ability to use any such loss.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies, partnerships or trusts in which the Fund invests or to certain options, futures, forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling portfolio securities at times that it might not otherwise be desirable to do so, thereby potentially generating additional taxable gain, or borrowing the necessary cash, thereby incurring interest expenses.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect, and no attempt is made to describe special tax rules that may be applicable to certain categories of shareholders, such as tax-exempt or tax-deferred entities or retirement plans, insurance companies, and financial institutions. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

PERFORMANCE INFORMATION


From time to time a Fund may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for each class of shares of a Fund. These figures are based on historical earnings and are not intended to indicate future performance. The Company may include comparative performance information in advertising or marketing a Fund's shares. Such performance information may include data from various industry and financial publications including: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.


Yield


A Fund's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[([(a-b/(c x d))] + 1)/6/ - 1], where


         a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursement).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.


For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)/n/ = ERV, where:

         P       = a hypothetical initial payment of $1,000.

         T       = average annual total return.
         n       = number of years.
         ERV     = Ending Redeemable Value of a Hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The average annual total return (computed in the manner described in the Prospectus) for each Fund is shown in the tables below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.


Average Annual Total Return - Large Cap Fund
--------------------------------------------

Class of Shares  1-Year      5-Year    10-Year   Since Inception  Inception Date
---------------  ------      ------    -------   ---------------  --------------


Class 1          (32.89)%    8.58%     11.13%    10.56%           4/14/87
Class A          (30.76)%    9.02%     N/A       10.44%           8/18/96
Class B          (30.86)%    9.21%     N/A       10.72%           8/18/96
Class L          (28.71)%    N/A       N/A       (27.82)%         9/19/00
Class Y          N/A         N/A       N/A       N/A              *


* No Class Y shares were outstanding for the fiscal year ended October 31, 2001.

Average Annual Total Return - Growth and Income Fund
----------------------------------------------------

Class of Shares  1-Year      5-Year    10-Year   Since Inception  Inception Date
---------------  ------      ------    -------   ---------------  --------------


Class 1          (31.55)%    4.15%     8.69%     8.54%            4/14/87
Class A          (29.22)%    4.64%     N/A       6.06%            8/18/96
Class B          (29.50)%    4.80%     N/A       6.29%            8/18/96
Class L          (27.40)%    N/A       N/A       (23.19)%         10/09/00
Class O          (20.51)%    N/A       N/A       (22.00)          12/08/00
Class P          (23.72)%    N/A       N/A       (25.15)          12/08/00
Class Y          (19.14)%    N/A       N/A       (20.65)          12/08/00



Average Annual Total Return - International Fund
------------------------------------------------

Class of Shares  1-Year      5-Year    10-Year   Since Inception  Inception Date
---------------  ------      ------    -------   ---------------  --------------


Class 1          (55.35)%    2.99%     N/A       3.47%            8/8/96
Class A          (53.95)%    3.31%     N/A       7.67%            3/17/95
Class B          (54.29)%    3.41%     N/A       7.71%            3/17/95
Class L          (52.58)%    N/A       N/A       (52.38)%         9/13/00
Class Y          N/A         N/A       N/A       N/A              *

* No Class Y shares were outstanding for the fiscal year ended October 31, 2001.


From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:


Average Annual Total Return (After Taxes on Distributions)

         P(1+T)n = ATVD

         Where:   P        =        a hypothetical initial payment of $1,000.
                  T        =        average annual total return (after taxes on
                                    distributions).
                  n        =        number of years.
                  ATVD     =        ending value of a hypothetical $1,000
                                    investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemption)


         P(1+T)n = ATVDR

         Where:   P        =        a hypothetical initial payment of $1,000.
                  T        =        average total return (after taxes on
                                    distributions and redemption).
                  n        =        number of years.
                  ATVDR    =        ending value of a hypothetical $1,000
                                    investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

The Funds may illustrate in advertising materials: (a) the use of a Payroll Deduction Plan as a convenient way for business owners to help their employees set up either IRA or voluntary mutual fund accounts; (b) retirement planning through employee contributions and/or salary reductions to show that employees may have the opportunity to save for retirement and reduce taxes by electing to defer a portion of their salary into a special mutual fund IRA account; and (c) that Uniform Gift to Minors Act accounts may be used as a vehicle for saving for a child's financial future, including statements to the effect that upon reaching the age of majority, such custodial accounts become the child's property.

OTHER INFORMATION

Transfer Agent


Travelers Bank & Trust, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the Funds' transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, distributes dividends and distributions payable by the Funds and produces statements with respect to account activity for the Funds' and their shareholders. For these services, the transfer agent receives fees from the Funds computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Funds during the month and is reimbursed for out-of-pocket expenses.

Sub-Transfer Agents

PFPC Global Fund Services, P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent to render certain shareholder recordkeeping and accounting services functions. Primerica Shareholder Services, located at P.O. Box 9662, Providence, Rhode Island 02940-9662, also serves as a sub-transfer agent to render certain shareholder recordkeeping and accounting services functions.

Custody of Assets

Securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110.

Shareholder and Trustee Responsibility

The Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and provides for indemnification and reimbursement of expenses out of Company property for any shareholder held personally liable for the obligations of the Company. The Declaration of Trust of the Company also provides that the Company may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Company, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company itself was unable to meet its obligations.

The Company's Declaration of Trust further provides that obligations of the Company are not binding upon the Trustees individually but only upon the property of the Company and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Company protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Company

The Company was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Company was changed from the Common

Sense Funds Trust to Concert Investment Series(R), and then to Smith Barney Investment Series on September 11, 2000. The Company is a diversified, open-end management investment company.

The Company's Declaration of Trust permits the Company's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Company has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Company also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Company participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Company generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

The Company may involuntarily redeem shareholders' shares at any time for any reason the Trustees of the Company deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings; (ii) the failure of a shareholder to supply a tax identification number if required to do so; (iii) to protect the tax status of a Fund if necessary; (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares; and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine pursuant to adopted procedures that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund.

The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Company do not have cumulative voting rights. The Company is not required to hold and has no present intention of holding annual meetings of shareholders, but the Company will hold special meetings of a Fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Company's Declaration of Trust.

The Company's Declaration of Trust provides that, at any meeting of shareholders of the Company or of any series of the Company, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.


The Company, or any series or class of the Company, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Company (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Company (or of the affected series or class) voting as a single class. The Company or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Company may be terminated at any time by a vote of a majority of the voting power of the Company or by the Trustees by written notice to the shareholders. Any series of the Company, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Company will continue indefinitely.


The Company's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Company's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

Other Information Regarding Smith Barney Mutual Funds


Smith Barney Mutual Funds offers more than 60 mutual funds. The Company understands that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That is why funds in the Smith Barney Mutual Fund family offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

Classic Series - portfolio manager driven funds
The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Premier Selections Series - the best ideas, concentrated funds
A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.


Research Series - driven by exhaustive fundamental securities analysis
Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.


Style Pure Series - a solution to funds that stray
The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

FINANCIAL STATEMENTS

Semi-annual statements are furnished to shareholders and annually such statements are audited by the independent accountants. The Company's Annual Report for the fiscal year ended October 31, 2001, is incorporated herein by reference in its entirety.

APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.


Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities. A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C - Bonds that are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: The modifier "1" indicates that the issue ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's


AAA - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest Issuer Credit Rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is very strong.


AA - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.


A - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC, and CC - Obligors rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

See accompanying documents for descriptions of individual categories.

Fitch IBCA, Duff & Phelps

AAA - Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB - Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or supporting institutions) have strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Duff & Phelps


Fitch's short-term ratings have a time horizon of less than 12 months for the most obligations, or up to three years, for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch's short-term ratings are as follows:

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                       Statement of Additional Information

                         Smith Barney Investment Series
                                125 Broad Street
                               New York, NY 10004
                                 1-800-451-2010

                                February 28, 2002

Smith Barney Large Cap Core Portfolio   Smith Barney Growth and Income Portfolio
Smith Barney Premier Selections         Smith Barney Government Portfolio
All Cap Growth Portfolio

Smith Barney Investment Series (the "Trust") currently offers seven separate investment portfolios, four of which are described in this Statement of Additional Information ("SAI") (the investment portfolios described herein are listed above and are individually referred to as a "Portfolio," and collectively, the "Portfolios"). This SAI expands upon and supplements the information contained in the prospectus dated February 28, 2002, for the Portfolios, as supplemented from time to time, and should be read in conjunction therewith.

The prospectus may be obtained from designated insurance companies offering separate accounts ("separate accounts") which fund certain variable annuity and variable life insurance contracts (each, a "contract") and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                            TABLE OF CONTENTS
                                                                        Page

General Information ...................................................    2
Goals and Investment Policies .........................................    2
Investment Practices ..................................................    6
Risk Factors ..........................................................   21
Investment Restrictions ...............................................   26
Trustees and Officers .................................................   27
Investment Management Agreements ......................................   36
Distributor ...........................................................   38
Portfolio Turnover ....................................................   39
Portfolio Transactions and Brokerage ..................................   39
Determination of Net Asset Value ......................................   41
Taxes .................................................................   42
Performance ...........................................................   43
Additional Information about the Portfolios ...........................   44
Financial Statements ..................................................   47
Appendix A- Ratings of Bonds, Notes and Commercial Paper ..............   48

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

GENERAL INFORMATION

Smith Barney Fund Management LLC, a limited liability company formed September 21, 1999 and previously named SSB Citi Fund Management LLC ("Smith Barney Fund Management" or the "manager"), 125 Broad Street, New York, NY 10004, manages the assets of the Portfolios. The manager is an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. ("Citigroup"), a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSB Citi Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.

Salomon Smith Barney (the "Distributor") is the distributor of the Portfolios' shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the Prospectus and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The differences in goals and investment policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which each Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

Each of the Portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

Each of the Portfolios is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

Smith Barney Premier Selections All Cap Growth Portfolio

Smith Barney Premier Selections All Cap Growth Portfolio (the "All Cap Growth Portfolio") seeks long term capital growth. The All Cap Growth Portfolio is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Large Cap Growth Segment

This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2001, the largest market capitalization of a company in the Index was approximately $398 billion and the smallest market capitalization was approximately $241 million.


Mid Cap Growth Segment

This segment invests primarily in equity securities of medium-sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P Mid Cap Index at the time of investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2001, the largest market capitalization of a company in the Index was approximately $8.2 billion and the smallest market capitalization was approximately $176 million. Investing in medium-capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

Small Cap Growth Segment

This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2001, the largest market capitalization of a company in the Index was approximately $4.7 billion and the smallest market capitalization was approximately $4.0 million. Please see "Risk Factors - Small Capitalization Companies" below for more information about the risks of investing in companies with small market capitalizations.

All Segments

The All Cap Growth Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of long term capital growth, it is not suitable for investors unable or unwilling to assume such risks.

Smith Barney Large Cap Core Portfolio

Smith Barney Large Cap Core Portfolio ("Large Cap Core Portfolio") seeks capital appreciation. Large Cap Core Portfolio seeks to achieve its investment objective primarily through investments in U.S. common stocks and other equity securities. Any income realized on its investments will be purely incidental to its goal of capital appreciation. Under normal market conditions, the Large Cap Core Portfolio invests at least 80% of its net assets in equity securities of companies with large market capitalizations and related investments. Although this policy relating to securities of companies with large market capitalizations may be changed without shareholder approval, the Large Cap Core Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers. The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers and in investment companies.

Smith Barney Growth and Income Portfolio

Smith Barney Growth and Income Portfolio (the "Growth and Income Portfolio") seeks reasonable growth and income. Growth and Income Portfolio seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers and in investment companies. Since the Portfolio may take substantial risks in seeking its goal of reasonable growth and income, it is not suitable for investors unable or unwilling to assume such risks.

Smith Barney Government Portfolio

Smith Barney Government Portfolio (the "Government Portfolio") seeks high current return consistent with preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related securities. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself. Although this policy relating to U.S. government securities may be changed without shareholder approval, the Government Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager for purposes of investing the Portfolio's cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio's securities and potentially one or more of the following additional sources:

   .  premiums earned upon the expiration of options written;

   .  net profits from closing transactions; and

   . net gains from the sale of portfolio securities on the exercise of options or otherwise.

The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities. Accordingly, there is no assurance that the Portfolio's investment objective will be achieved.

The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association ("FNMA").

While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the manager seeks to moderate market risk by generally maintaining a portfolio duration within a range of approximately four to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the manager will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the manager pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the manager will be successful in achieving such results for the Portfolio.

The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio's total return and not to "enhance" monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

INVESTMENT PRACTICES

This section contains a discussion of certain investment practices. The Portfolios indicated may engage in these and any other practices not prohibited by their investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the manager's in the economy and financial markets and investments being available on terms that, in the manager's investment strategies for the Portfolios, conditions and trends opinion, make economic sense. For further information about risks associated with these practices, see "Risk Factors" below.

EQUITY SECURITIES

The Portfolios, except Government Portfolio, may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depositary receipts for those securities.

Common Stocks (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A Portfolio may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. A Portfolio's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Portfolio invests in REITs.

Illiquid and Restricted Securities. The Portfolios each may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restrictions, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Securities of Foreign Issuers (All Portfolios except Government Portfolio). The Large Cap Core Portfolio and the Growth and Income Portfolio may invest up to 20% of the value of their total assets and the All Cap Growth Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

Each Portfolio may also purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The All Cap Growth Portfolio, the Large Cap Core Portfolio and the Growth and Income Portfolio may invest in the securities of developing countries, commonly known as "emerging markets" countries. See "Risk Factors Securities of Developing/Emerging Markets Countries".

FIXED INCOME SECURITIES

Corporate Debt Obligations (All Portfolios). Each Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities (All Portfolios). The U.S. Government securities in which the Portfolios may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

Mortgage Related Securities (Government Portfolio). The Government Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA, FNMA, FHLMC Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as "mortgage-related securities."

Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

1. Certificates are usually issued at a premium or discount, rather than at par.

2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. FHLMC guarantees timely monthly payment of interest of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

The Federal National Mortgage Association ("FNMA") creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

Forward Commitments (All Portfolios). The Portfolios may purchase or sell U.S. Government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

When a Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio's books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Short-Term Investments (All Portfolios). In certain circumstances the Portfolios may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent a Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio's investment objective may not be achieved.

Commercial Paper (All Portfolios). Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

DERIVATIVE INSTRUMENTS

Options, Futures Contracts and Related Options (All Portfolios)

Selling Call and Put Options (All Portfolios). The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. All Cap Growth Portfolio, Large Cap Core Portfolio and Growth and Income Portfolio may sell call options only on a covered basis. Government Portfolio may sell call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Thus, Government Portfolio may sell options on U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes (relative to Government Portfolio only) to hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, Government Portfolio maintains in a segregated account with the Portfolio's Custodian, cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its Custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. A Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, a Portfolio may enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has sold lapses unexercised. A Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. A Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options (All Portfolios). A Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value. The Portfolios may purchase either listed or over-the-counter options.

Options on Stock Indices (All Portfolios except Government Portfolio). Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts (All Portfolios). Each Portfolio may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Portfolios are exempt from registration as a "commodity pool".

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

Stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

For example, if Government Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined during the period the contracts were outstanding, the value of the Portfolio's futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Each Portfolio's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or futures contracts will be purchased to protect a Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Portfolio pays commissions on futures contracts and options transactions.

Options on Futures Contracts (All Portfolios). A Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency (All Portfolios except Government Portfolio). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the manager believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Use of Segregated and Other Special Accounts (All Portfolios). Use of many hedging and other strategic transactions including currency and market index transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its Custodian, or a designated sub-custodian, to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid securities equal to the amount of the Portfolio's obligations.


OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER PRACTICES

Repurchase Agreements (All Portfolios). Each Portfolio may enter into repurchase agreements with broker-dealers or domestic banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolios, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Portfolio than would be available to a Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements (All Portfolios). All Cap Growth Portfolio and Government Portfolio may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the applicable Portfolio will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the Portfolio attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Portfolio's assets. The Portfolio's custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments.

ETFs or Exchange Traded Funds (All Portfolios except Government Portfolio). The Portfolios may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolios intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Portfolios may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Portfolio trades at a discount to net asset value, the Portfolio could lose money even if the securities in which the ETF invests go up in value.

Short Sales (All Portfolios except Government Portfolio). Each Portfolio may from time to time make short sales of securities. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, The Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. The Portfolio may also enter into short sales "against the box". A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolio does not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.





The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.


Loans of Portfolio Securities (All Portfolios). Consistent with applicable regulatory requirements, a Portfolio may lend securities from its portfolio to brokers, dealers and other financial organizations. A Portfolio may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by a Portfolio will be collateralized by cash, cash equivalents or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever a Portfolio's securities are loaned: (a) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the collateral must be marked to market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral); (c) the Portfolio must be able to terminate the loan at any time;
(d) the Portfolio must be entitled to receive a reasonable return on the loan;
(e) the Portfolio may pay only reasonable fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Portfolio's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower, and/or (b) a third party, which is unaffiliated with the Portfolio or the manager and which is acting as a "finder."

RISK FACTORS


The prospectus discusses the risk factors associated with the investment policies and strategies employed by each Portfolio. The following discussion supplements the description of risk factors contained in the prospectus.


General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.


Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolios may be quite volatile.


Fixed Income Securities. Investments in fixed income securities may subject the Portfolios to risks, including the following:

     Interest Rate Risk. When interest rates decline, the market value of fixed
     ------------------
income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument;



     Default Risk/Credit Risk. Investments in fixed income securities are
     ------------------------
subject to the risk that the issuer of the security could default on its obligations, causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and


     Call Risk and Extension Risk. Fixed income securities may be subject to
     ----------------------------
both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an "NRSRO"), such as those rated BBB by S&P or Baa by Moody's, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody's or BBB by S&P, are not "investment grade," and may have more speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as "junk bonds", have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies;
(ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Portfolio (except Government Portfolio) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio's investments are denominated relative to the U.S. dollar will affect the Portfolio's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio's securities are quoted would reduce the Portfolio's net asset value per share.

Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a Portfolio's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a Portfolio's investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, each Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments:


     Leverage and associated price volatility: The use of certain derivatives
     ----------------------------------------
may involve leverage for a Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio's investors and enable a Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Portfolio's gain or loss from an investment in much the same way that incurring indebtedness does;



     Credit risk: Certain types of derivatives are subject to the risk that the
     -----------
counterparty may fail to honor contract terms;

     Liquidity and valuation risk: Many derivative instruments are traded in
     ----------------------------
institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Portfolio's restrictions on illiquid investments; and


     Correlation risk: There may be imperfect correlation between the price of
     ----------------
the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Portfolio is reviewed and analyzed by the Portfolio's portfolio manager to assess the risk and reward of each such instrument in relation to the Portfolio's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, a Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolios.

Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, any Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. The annual turnover rates of the Large Cap Core Portfolio and the Government Portfolio are not expected to exceed 400%; and the annual turnover rates of the All Cap Growth Portfolio and the Growth and Income Portfolio are not expected to exceed 100%. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Portfolio and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may be subject to applicable income taxes. See "Dividends, Distributions and Taxes."

INVESTMENT RESTRICTIONS

Each Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

A Portfolio may not:


(1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;


(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;


(3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;


(4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;


(5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or


(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The Portfolios have also adopted the following nonfundamental investment restriction that may be changed by the Trust's Board of Trustees at any time. Accordingly a Portfolio may not:

          invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio's books).

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with

Citigroup the Trustees oversee, and other directorships hold are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.

An asterisk in the table below identifies those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                 Number of
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Associated with
                                    Position Held                                                Citigroup Overseen
                                    and Length of    Principal Occupation during Past 5 Years    by Trustee
Name and Age                        Time Served      and Other Directorships Held
Interested Trustee
Heath B. McLendon*; 68              Trustee since    Chairman, President, and Chief Executive    Chairman or
                                    1999             Officer, Smith Barney Fund Management LLC   Co-Chairman of the
                                                     ("Smith Barney Fund Management" or the      Board, Trustee or
                                                     "manager") (since March 1996); Managing     Director of 78.
                                                     Director, Salomon Smith Barney Inc.
                                                     ("Salomon Smith Barney") (since 1993);
                                                     President, Travelers Investment Adviser,
                                                     Inc. ("TIA") (since 1996).
Disinterested Trustees
Elliott J. Berv; 58                 Trustee since    President, Catalyst, Inc. (Strategy              31
                                    2001             Consultants) (since 1991).
Donald M. Carlton; 64               Trustee since    Director, American Electric Power                26
                                    1997             (Electric Utility) (since 1999);
                                                     Director, Valero Energy
                                                     (Petroleum Refining) (since
                                                     1999); Consultant, URS
                                                     Corporation (Engineering)
                                                     (since 1999); Director,
                                                     National Instruments Corp.
                                                     (Technology) (since 1994);
                                                     former Chief Executive
                                                     Officer, Radian
                                                     International L.L.C.
                                                     (Engineering) (from 1996 to
                                                     1998); Member of the
                                                     Management Committee,
                                                     Signature Science (Research
                                                     and Development) (since
                                                     2000).
A. Benton Cocanougher; 63           Trustee since    Dean Emeritus and Wiley Professor, Texas         26
                                    1991             A&M University (since 2001); former Dean
                                                     and Professor of Marketing,
                                                     College and Graduate School
                                                     of Business of Texas A & M
                                                     University (from 1987 to
                                                     2001); former Director,
                                                     Randall's Food Markets,
                                                     Inc. (from 1990 to 1999);
                                                     former Director, First
                                                     American Bank and First
                                                     American Savings Bank (from
                                                     1994 to 1999).


                                                                                                 Number of
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Associated with
                                    Position Held                                                Citigroup Overseen
                                    and Length of    Principal Occupation during Past 5 Years    by Trustee
Name and Age                        Time Served      and Other Directorships Held
Mark T. Finn; 58                    Trustee since    Chairman and Owner, Vantage Consulting      31
                                    2001             Group, Inc. (Investment Advisory and
                                                     Consulting Firm) (since 1988); former
                                                     Vice Chairman and Chief Operating Officer,
                                                     Linder Asset Management Company
                                                     (Mutual Fund Company) (from March 1999
                                                     Delta Financial, Inc. (Investment
                                                     Advisory Firm) from 1983 to 1999); former
                                                     General Partner and Shareholder, Greenwich
                                                     Ventures LLC (Investment Partnership)
                                                     (from 1996 to 2001); former President,
                                                     Secretary, and Owner, Phoenix Trading Co.
                                                     (Commodity Trading Advisory Firm)
                                                     (from 1997 to 2000).

Riley C. Gilley; 75                 Trustee since    Former Vice President and General           31
                                    2001             Counsel, Corporate Property Investors
                                                     (from 1988 to 1991); former
                                                     Partner, Breed, Abbott &
                                                     Morgan (Attorneys)(retired, 1987).

Stephen Randolph Gross; 54          Trustee since    Partner, Capital Investment Advisory        26
                                    1986             Partners (Consulting) (since January
                                                     2000); Director, United Telesis, Inc.
                                                     (Telecommunications) (since 1997);
                                                     Managing Director, Fountainhead Ventures,
                                                     L.L.C.  (Consulting) (since March 1998);
                                                     Director, ebank.com, Inc. (since 1997);
                                                     Chairman, Gross, Collins & Cress, P.C.
                                                     (Accounting Firm) (since 1980); Treasurer,
                                                     Coventry Limited, Inc. (since 1985);
                                                     former Director, Charter Bank, Inc. (from
                                                     1987 to 1997); former Director, YuSave,
                                                     Inc. an internet company) (from 1998 to
                                                     2000); former Director, Hotpalm.com, Inc.
                                                     (Wireless Applications) (from 1998 to
                                                     2000); former Director, Ikon Ventures,
                                                     Inc. (from 1997 to 1998).
Diana R. Harrington; 61             Trustee since    Professor, Babson College (since 1992);     31
                                    2001             former Trustee, The Highland Family of
                                                     Funds (Investment Company) (from March
                                                     1997 to March 1998).

                                                                                                    Number of
                                                                                                    Investment
                                                                                                    Companies
                                                                                                    Associated with
                                    Position Held                                                   Citigroup Overseen
                                    and Length of    Principal Occupation during Past 5 Years       by Trustee
Name and Age                        Time Served      and Other Directorships Held
Susan B. Kerley; 50                 Trustee since    Consultant, Global Research Associates,        31
                                    2001             Inc. (Investment Consulting) (since 1990);
                                                     Director, Eclipse Funds (currently
                                                     supervises 17 investment companies in
                                                     fund complex) (since 1990).

Alan G. Merten; 60                  Trustee since    President, George Mason University (since      26
                                    1997             1996); Director, Comshare, Inc.
                                                     (Information Technology) (since 1985);
                                                     former Director, Indus (Information
                                                     Technology) (from 1995 to 1999).

C. Oscar Morong, Jr.; 66            Trustee since    Managing Director, Morong Capital Management   31
                                    2001             (since 1993); former Director, Indonesia Fund
                                                     (Closed End Fund) (from 1990 to 1999);
                                                     Trustee, Morgan Stanley Institutional Fund
                                                     (currently supervises 75 investment
                                                     companies in fund complex) (since 1993).

R. Richardson Pettit; 59            Trustee since    Professor of Finance, University of            26
                                    1990             Houston (since 1977); Independent
                                                     Consultant (since 1984).

Walter E. Robb, III; 75             Trustee since    Director, John Boyle & Co., Inc.               31
                                    2001             (Textiles) (since 1999); President,
                                                     Benchmark Consulting Group, Inc. (Service
                                                     Company) (since 1991); Director, Harbor
                                                     Sweets, Inc. (Candy) (since 1990); Sole
                                                     Proprietor, Robb Associates (Corporate
                                                     Financial Advisors) (since 1978);
                                                     Director, W.A. Wilde Co. (Direct Mail)
                                                     (since 1982); Director, Alpha Granger
                                                     Manufacturing, Inc. (Electronics) (since
                                                     1983); Co-Owner, Kedron Design (gifts)
                                                     (since 1978); former Trustee, MFS Family
                                                     of Funds (from 1985 to 2001); former
                                                     President and Treasurer, Benchmark
                                                     Advisors, Inc. (Corporate Financial
                                                     Advisors) (from 1989 to 2000).

E. Kirby Warren; 67                 Trustee since    Professor and Professor Emeritus,              31
                                    2001             Graduate School of Business, Columbia
                                                     University (since 1956).


                                                                                                 Number of
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Associated with
                                    Position Held                                                Citigroup Overseen
                                    and Length of    Principal Occupation during Past 5 Years    by Trustee
Name and Age                        Time Served      and Other Directorships Held
Officers
Heath B. McLendon*; 68              President        Managing Director, Salomon Smith            N/A
                                    since 1999       Barney; President and Director,
                                                     Smith Barney Fund Management and TIA;
                                                     Director, The Travelers Investment
                                                     Management Company; Trustee, Drew
                                                     University; Advisory Director,
                                                     M&T Bank.

James E. Conroy*; 50                Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 1999).
                                    Officer since
                                    2000
Michael Kagan*; 42                  Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 2000).
                                    Officer since
                                    2000

Jeffrey Russell*; 44                Vice President   Managing Director, Salomon Smith Barney.    N/A
                                    and Investment
                                    Officer since
                                    1997

Lawrence Weissman*; 40              Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 1997); former Portfolio Manager,
                                    Officer since    Neuberger & Berman, LLC (from 1995 to
                                    1999             1997).
James Conheady*; 66                 Vice President   Managing Director, Salomon Smith Barney.    N/A
                                    and Investment
                                    Officer since
                                    1997

Timothy Woods*; 40                  Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 1999); former Portfolio Manager,
                                    Officer since    Banker's Trust.
                                    2001

Alan Blake*; 52                     Vice President   Managing Director, Salomon Smith Barney     N/A
                                    and Investment   (since 2001).
                                    Officer since
                                    2001

Lewis E. Daidone*; 43               Senior Vice      Managing Director, Salomon Smith Barney     N/A
                                    President and    (since 1990); Director and Senior Vice
                                    Treasurer        President, Smith Barney Fund Management
                                    since 2000       LLC and TIA.

Irving David*; 41                   Controller       Director, Salomon Smith Barney (since       N/A
                                    since 2000       1997); former Assistant Treasurer, First
                                                     Investment Management
                                                     Company (from 1988 to
                                                     1994).

Frances Guggino*; 44                Assistant        Vice President, Citibank (since 1991).      N/A
                                    Controller
                                    since 2000


                                                                                                 Number of
                                                                                                 Investment
                                                                                                 Companies
                                    Position Held                                                Associated with
                                    and Length of    Principal Occupation during Past 5 Years    Citigroup Overseen
Name and Age                        Time Served      and Other Directorships Held                by Trustee
Paul Brook*; 48                     Assistant        Director, Salomon Smith Barney (since       N/A
                                    Controller       1998); former Managing Director, AMT
                                    since 2000       Investors Capital Services Inc. (from
                                                     1997 to 1998); former
                                                     Partner, Ernst & Young LLP
                                                     (from 1990 to 1997).

Anthony Pace*; 36                   Assistant        Director, Salomon Smith Barney (since       N/A
                                    Treasurer        1986).
                                    since 2000

Marianne Motley*; 42                Assistant        Director, Mutual Fund Administration for    N/A
                                    Treasurer        Salomon Smith Barney (since 1994).
                                    since 2000

Robert I. Frenkel*; 47              Secretary        Managing Director and General Counsel,      N/A
                                    since 2000       Global Mutual Funds for Citigroup Asset
                                                     Management (since 1994).

Thomas C. Mandia*; 39               Assistant        Director and Deputy General Counsel,        N/A
                                    Secretary        Citigroup Asset Management (since 1992).
                                    since 2000

Rosemary D. Emmens*; 32             Assistant        Vice President and Associate General        N/A
                                    Secretary        Counsel, Citigroup Asset Management
                                    since 2000       (since 1998); Counsel, The Dreyfus
                                                     Corporation (from 1995 to 1998).

Harris Goldblat*; 32                Assistant        Associate General Counsel, Citigroup        N/A
                                    Secretary        Asset Management (since 2000); Associate,
                                    since 2000       Stroock & Stroock & Lavan LLP (from 1997
                                                     to 2000); Associate, Sills Cummis Radin
                                                     Tischman Epstein & Gross (from 1996 to
                                                     1997); Clerk to the Honorable James M.
                                                     Havey, P.J.A.D. (from 1995 to 1996).

The business affairs of each Portfolio are managed by or under the direction of the Board of Trustees.

The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Portfolios, within the meaning of the 1940 Act. The Audit Committee met two times during the Portfolios' last fiscal year to review the internal and external accounting procedures of the Portfolios and, among other things, to consider the selection of independent certified public accountants for the Portfolios, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Portfolios are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The following table shows the amount of equity securities owned by the Trustees in the Portfolios and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2001:



                                            Aggregate Dollar
                                            Range of Equity Securities
                                            in All Investment Companies
                                            Associated with Citigroup
Name of Trustee                             Overseen by the Trustee

Interested Trustee
Heath B. McLendon                           Over $100,000

Disinterested Trustees
Elliott J. Berv                             None

Donald M. Carlton                           $10,001 - 50,000

A. Benton Cocanougher                       $1 - 10,000

Mark T. Finn                                $1 - 10,000

Riley C. Gilley                             Over $100,000

Stephen Randolph Gross                      None

Diana R. Harrington                         $10,001 - 50,000

Susan B. Kerley                             $1 - 10,000

Alan G. Merten                              $1 - 10,000

C. Oscar Morong, Jr.                        $1 - 10,000

R. Richardson Pettit                        None

Walter E. Robb, III                         None

E. Kirby Warren                             $50,001 - 100,000

Shares of the Portfolios are sold exclusively to insurance company separate accounts. As of December 31, 2001, no Trustee owned shares of any Portfolio.

None of the disinterested Trustees nor their family members of those Trustees had any interest in the manager, Salomon Smith Barney, or any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2001.

Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2001 is set forth below. Mr. McLendon is not compensated for his service as Trustee because of his affiliation with the manager.

The Portfolios currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, $100 for each telephonic Board meeting in which that Trustee participates. In addition, the Portfolios will reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

Trustees Compensation Table

----------------------------------------------------------------------------------------------------------------------
                               Aggregate             Aggregate             Aggregate             Aggregate
                               Compensation from     Compensation from     Compensation from     Compensation from
                               All Cap Growth        Growth and Income     Large Cap Core        Government
Trustee                        Portfolio             Portfolio             Portfolio             Portfolio
----------------------------------------------------------------------------------------------------------------------
Interested Trustee
----------------------------------------------------------------------------------------------------------------------
Heath B. McLendon              $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
----------------------------------------------------------------------------------------------------------------------
Elliott J. Berv1               $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Donald M. Carlton              $518                  $444                  $829                  $279
----------------------------------------------------------------------------------------------------------------------
A. Benton Cocanougher          $375                  $301                  $1,186                $137
----------------------------------------------------------------------------------------------------------------------
Mark T. Finn 1/                $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Riley C. Gilley 1/             $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Stephen Randolph Gross         $375                  $301                  $686                  $137
----------------------------------------------------------------------------------------------------------------------
Diana R. Harrington1/          $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------

/1/ Each of these Trustees took office on December 4, 2001, and therefore these Trustees did not receive any remuneration from the Portfolios for the fiscal year ended October 31, 2001.

----------------------------------------------------------------------------------------------------------------------
                               Aggregate             Aggregate             Aggregate             Aggregate
                               Compensation from     Compensation from     Compensation from     Compensation from
                               All Cap Growth        Growth and Income     Large Cap Core        Government
Trustee                        Portfolio             Portfolio             Portfolio             Portfolio
----------------------------------------------------------------------------------------------------------------------
Susan B. Kerley/1/             $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
Alan G. Merten                 $375                  $301                  $686                  $137
----------------------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr./1/        $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
R. Richardson Pettit           $361                  $287                  $670                  $361
----------------------------------------------------------------------------------------------------------------------
Walter E. Robb, III/1/         $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------
E. Kirby Warren/1/             $0                    $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------


/1/ Each of these Trustees took office on December 4, 2001, and therefore these Trustees did not receive any remuneration from the Portfolios for the fiscal year ended October 31, 2001.

------------------------------------------------------------------------------------------------


                               Pension or            Total Compensation
                               Retirement Benefits   from Portfolios and
                               Accrued as Part of    Fund Complex Paid     Number of Funds in
Trustee                        Portfolio Expenses/2/ to Trustees           Complex
------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------
Heath B. McLendon              None                  $0                    78
------------------------------------------------------------------------------------------------
Disinterested Trustees
------------------------------------------------------------------------------------------------
Elliott J. Berv/1/             None                  $90,403               31
------------------------------------------------------------------------------------------------
Donald M. Carlton              None                  $73,600               26
------------------------------------------------------------------------------------------------
A. Benton Cocanougher          None                  $74,600               26
------------------------------------------------------------------------------------------------
Mark T. Finn/1/                None                  $84,467               31
------------------------------------------------------------------------------------------------
Riley C. Gilley/1/             None                  $76,867               31
------------------------------------------------------------------------------------------------
Stephen Randolph Gross         None                  $72,600               26
------------------------------------------------------------------------------------------------
Diana R. Harrington/1/         None                  $90,400               31
------------------------------------------------------------------------------------------------
Susan B. Kerley/1/             None                  $90,400               31
------------------------------------------------------------------------------------------------
Alan G. Merten                 None                  $72,600               26
------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr./1/        None                  $117,900              31
------------------------------------------------------------------------------------------------
R. Richardson Pettit           None                  $72,500               26
------------------------------------------------------------------------------------------------
Walter E. Robb, III/1/         None                  $90,300               31
------------------------------------------------------------------------------------------------
E. Kirby Warren/1/             None                  $90,400               31
------------------------------------------------------------------------------------------------

/1/ Each of these Trustees took office on December 4, 2001, and therefore these Trustees did not receive any remuneration from the Portfolios for the fiscal year ended October 31, 2001.

/2/ Messrs. Carlton, Coranougher, Gross, Merten and Pettit are covered by a retirement plan. Retirement benefits are payable for a ten year period frollowing retirement, with the annual payment to be based upon the Trustee's compensation from the Turst during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. Amounts payable to a Trustee under the retirement plan will be reduced by any amounts paid to that Trustee for service as a Trustee Emeritus after retirement. Total aggregate retirement benefits accrued under the plan for the 2001 fiscal year were $120,215. The amount of benefits to be paid upon retirement is not currently determinable for these Trustees.

The Trustees of the Portfolios have adopted a Trustee Emeritus Plan for all Trustees who are not "interested persons" of the funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board upon attaining age 75 (a higher age applies to certain Trustees who were in office when the Plan was adopted). Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup, Inc. for at least ten years when they reach the mandatory retirement age (or an earlier age in certain circumstances) may become Trustees Emeriti, and may serve in that capacity for up to ten years. Trustees Emeriti are paid one-half of the annual retainer and meeting fees applicable to Trustees, and are reimbursed for their reasonable out-of-pocket expenses relating to attendance at meetings. Trustees Emeriti are not Trustees of the portfolios.

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

Officers receive no compensation from the Portfolios although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.


As of February 18, 2002, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Portfolio of the Trust.

As of February 18, 2002, to the knowledge of the Trust and its Trustees, no shareholder or "group" (as the term is used in Section 13(d) of the Securities Act of 1933) beneficially owned more than 5% of the outstanding shares of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Manager. Smith Barney Fund Management LLC (the "manager") manages the assets of the Portfolios pursuant to an investment management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the Portfolios. Subject to such policies as the Board of Trustees of the Trust may determine, the manager manages the securities of each Portfolio and makes investment decisions for each Portfolio. In addition, the manager provides certain administrative services to each Portfolio under the Management Agreement.

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Portfolios. The Management Agreement provides that the manager may delegate the daily management of the securities of a Portfolio to one or more subadvisers and that the manager may render services to others.

The manager provides the Portfolios with general office facilities and supervises the overall administration of the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Portfolios' independent contractors and agents; and arranging for the maintenance of books and records of each Portfolio. Trustees, officers and investors in the Portfolios are or may be or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Portfolios.

Unless otherwise terminated, the Management Agreement will continue in effect with respect to a Portfolio for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio's Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of the Portfolio's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.


In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Portfolios, compared the fees charged by the manager to those paid by similar Portfolios or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each Portfolio. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.


For its services under the Management Agreement with respect to Large Cap Core Portfolio, All Cap Growth Portfolio, and Growth and Income Portfolio, the manager receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.75% of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. For its services under the Management Agreement with respect to Government Portfolio, the manager receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.60% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. The manager may reimburse a Portfolio for, or waive, all or any portion of its management fees.


The following table shows expenses paid under a prior investment advisory agreement during the fiscal years ended October 31, 1999, 2000 and 2001.

                             All Cap           Large Cap      Growth &
                             Growth            Core           Income          Government
October 31, 2001             $205,446          $468,387       $139,527        $10,899
Gross Advisory Fees*

October 31, 2000             $0                $20,826        $0              $0
Gross Advisory Fees**

October 31, 1999             $0                $0             $0              $0
Gross Advisory Fees***

*Had the manager not waived the entire management fee for each Portfolio except Large Cap Core and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $250,605, $201,025 and $67,921 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.

**Had the manager not waived the entire management fee for each Portfolio except Large Cap Core (for which a portion of the management fee was waived) and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $79,789, $92,376, $65,219 and $63,486 for the All Cap Growth, Large Cap Core, Growth and Income and Government Portfolios, respectively.

***Had the manager not waived the management fee and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $15,856, $24,854, $15,325 and $18,000 for the All Cap Growth, Large Cap Core, Growth and Income and Government Portfolios, respectively.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolios, the manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

DISTRIBUTOR

Salomon Smith Barney, located at 388 Greenwich Street, New York NY 10013, distributes shares of the Portfolios as their principal underwriter.

The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Distributor acts as the principal underwriter of the shares of the Portfolios pursuant to a written agreement for the Portfolios ("Underwriting Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each Portfolio as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the Portfolios.

PORTFOLIO TURNOVER

The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, each Portfolio's portfolio turnover rates were:

  Year
  Ended               All Cap    Large Cap     Growth and
  10/31               Growth     Core          Income           Government

  2001                 116%         26%            68%              90%
  2000                  58%         30%            72%               0%

PORTFOLIO TRANSACTIONS AND BROKERAGE

The manager is responsible for decisions to buy and sell securities for each Portfolio and for the placement of its portfolio transactions and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Portfolio may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Trust may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Portfolio or the manager.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that a Portfolio pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently. During the fiscal year ended October 31, 2001, the Trust directed no brokerage commissions to brokers because of research services provided to the Trust's Portfolios.

To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Trust or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Trust.

The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Portfolios. In the opinion of the manager, the benefits from research services to the Portfolios and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among a Portfolio, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes for each Portfolio the total brokerage commissions paid.

  Fiscal Year
  Ended              All Cap             Large Cap      Growth and
  10/31              Growth              Core           Income       Government

  2001               $62,020             $64,035        $60,723        --
  2000               $9,069              $22,749        $9,210         --
  1999*              $1,691              $2,258         $1,571         --

*For the period from September 15, 1999 to October 31, 1999.

The Portfolios may from time to time place brokerage transactions with the Distributor or other brokers that may be considered affiliated persons of the manager or the Distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

The Portfolios paid the following commissions to Smith Barney, an affiliated broker, during the periods shown:

                                                                     Smith
Fiscal 2001 Commissions                                                 Barney

All Cap Growth                                                          $4,203
Large Cap Core                                                          $1,791
Growth and Income                                                       $3,611
Government


                                            Smith
Fiscal 2000 Commissions                     Barney

All Cap Growth                              $108
Large Cap Core                              $399
Growth and Income                           $160
Government


The tables below set forth the percentage of the Portfolio's aggregate brokerage commissions paid to Smith Barney, as a broker, during the fiscal year ended October 31, 2001, and the percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney during the same period.

Percentage of
Aggregate Brokerage                                           Smith
Commissions Paid                                              Barney

All Cap Growth                                                6.8%
Large Cap Core                                                2.8%
Growth and Income                                             5.9%
Government


Percentage of
Aggregate Dollar Amount
of Transactions Involving                                       Smith
Payment of Commissions                                          Barney

All Cap Growth                                                  4.7%
Large Cap Core                                                  2.2%
Growth and Income                                               5.7%
Government


DETERMINATION OF NET ASSET VALUE

The assets attributable to each Portfolio reflect the value of separate interests in a single portfolio of securities. The net asset value of the shares will be determined separately by subtracting the expenses and liabilities. The net asset value of the shares of each Portfolio is determined at 4:00 p.m., Eastern time (or at the close of the New York Stock Exchange (the "Exchange"), if earlier) on each business day on which the Exchange is open. The Exchange is closed on the following holidays: New Year's Day, Martin

Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing services, or as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by broker-dealers, and (ii) valuing any securities for which market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Options on securities, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

The trading securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange. Trading may take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the Portfolios. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued using fair value procedures in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

TAXES

General. The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. The discussion relates only to Federal income tax law as applicable to U.S. citizens. Distributions by the Portfolios also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

Tax Status of the Portfolios.

Each Portfolio expects to be treated as a separate taxable entity for Federal income tax purposes.

Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a Portfolio were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for distributions to shareholders) would be subject to tax at corporate rates.

Each Portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

Each Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Tax treatment of shareholders. The Trust has been informed that certain of the life insurance companies offering contracts intend to qualify each of the subaccounts as a "segregated asset account" within the meaning of the Code. For a subaccount to qualify as a segregated asset account, the Portfolio in which such subaccount holds shares must meet the diversification requirements of
Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a Portfolio generally may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. For these purposes, all obligations of the United States Treasury and each governmental instrumentality are treated as securities of separate issuers.

Income on assets of a subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to contract owners. However, in the event a subaccount is not so qualified, all annuities allocating any amount of premiums to such subaccount will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities for any taxable year.

The Trust has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

PERFORMANCE

From time to time, the Portfolios may quote a yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from the various industry and financial publications including: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield

A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:
YIELD = 2[([(a-b)/(c x d) + 1)/6/] - 1], where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)/n/= ERV, where:

         P       = a hypothetical initial payment of $ 1,000
         T       = average annual total return
         n       = number of years
         ERV     = Ending Redeemable Value of a Hypothetical $ 1,000
                   investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The average annual total returns (computed in the manner described in the Prospectus) as of October 31, 2001, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. The returns and yield shown for a Portfolio do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the Portfolio are sold. If these fees had been included, the returns and yield would have been lower.

                             All Cap     Large Cap   Growth and
                             Growth      Core        Income           Government

1 year                       (25.45)%    (26.03)%       (23.63)%        13.56%
Total Return since
inception (based on
inception date of 9/15/99)      3.73%     (4.89)%        (8.69)%        10.05%

Effective May 1, 2001, the All Cap Growth Portfolio changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The performance of the All Cap Growth Portfolio in the table above reflects the performance of the Portfolio prior to this change in investment policies.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Voting. The Trust offers shares of the Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolios. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Transfer Agent

Travelers Bank & Trust, fsb, 125 Broad Street, New York, NY 10004, is the transfer agent for the Portfolios. Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios, distributes dividends and distributions payable by the Portfolios and produces statements with respect to account activity for the Portfolios. For these services, the transfer agent receives fees from the Portfolios computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolios during the month and is reimbursed for out-of-pocket expenses. PFPC Global Fund Services, 101 Federal Street, Boston, Massachusetts 02110, serves as the Portfolios' sub-transfer agent.

Custody of Assets

Securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolios and of securities in each Portfolio's investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, as Custodian for each Portfolio.

Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

Independent Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, the independent auditors for the Trust, perform annual examinations of the Trust's financial statements.

Shareholder and Trustee Responsibility

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

About the Trust

The Trust was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series(R), and then to Smith Barney Investment Series on September 11, 2000. The Trust is a diversified, open-end management investment company.

The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Trust also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

The Trust may involuntarily redeem shareholders' shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of a Portfolio if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine pursuant to adopted procedures that the particular shareholder's ownership is not in the best interests of the other shareholders of a Portfolio.

The holders of shares are required to disclose information on direct or indirect ownership of Portfolio shares as may be required to comply with various laws applicable to a Portfolio, and ownership of Portfolio shares may be disclosed by the Portfolio if so required by law or regulation.

Each shareholder of a Portfolio is entitled to one vote for each dollar of net asset value (number of shares of the Portfolio owned times net asset value per share) of the Portfolio, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a Portfolio's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Portfolio or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

FINANCIAL STATEMENTS

The Trust's Annual Report for the fiscal year ended October 31, 2001, is incorporated herein by reference in its entirety.

APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities. A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: The modifier "1" indicates that the issue ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

AAA - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest Issuer Credit Rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is very strong.

AA - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC, and CC - Obligors rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

See accompanying documents for descriptions of individual categories.

Fitch IBCA, Duff & Phelps

AAA - Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB - Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or supporting institutions) have strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Duff & Phelps

Fitch's short-term ratings have a time horizon of less then 12 months for the most obligations, or up to three years, for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fitch's short-term ratings are as follows:

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Part C. Other Information

Item 23.  Exhibits.

          (a)(1) Form of Amended and Restated Declaration of Trust dated March 1, 2002.

          (b) Amended and Restated Bylaws dated March 1, 2002.

          (c)(1) Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class A shares. (Incorporated herein by reference to Form N-1A of Registrant's Post-Effective Amendment No. 17, filed on March 21, 1996.)

               (2) Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class B shares. (Incorporated herein by reference to Form N-1A of Registrant's Post-Effective Amendment No. 17, filed on March 21, 1996.)

               (3) Specimen copy of certificate for Share of Beneficial Interest in Common Sense Trust for Class 1 shares. (Incorporated herein by reference to Form N-1A of Registrant's Post-Effective Amendment No. 17, filed on March 21, 1996.)

          (d) Form of Management Agreement with Smith Barney Fund Management
       LLC.


          (e)(1) Form of Distribution Agreements with Salomon Smith Barney Inc. and PFS Distributors, Inc., dated June 5, 2000. (Incorporated by reference to Registrant's Post-Effective Amendment No. 26, filed on September 11, 2000.)

               (2) Form of Dealer Agreement. (Incorporated by reference to
            Registrant's Post-Effective Amendment No. 22, filed on February 26, 1999.)

          (f) Retirement Plan for Directors. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on
       February 26, 1999.)

          (g) Form of Master Custodian Agreement.

          (h)(1) Form of Transfer Agency Agreement (Incorporated herein by reference to Form N-1A of Registrant's Post-Effective Amendment No. 20, filed on February 27, 1998).

          (h)(2) Form of Sub-Transfer Agency Agreement (Incorporated herein by reference to Form N-1A of Registrant's Post-Effective Amendment No. 20, filed on February 27, 1998).

          (i) Previously filed.

               (j) Consent of Independent Auditors.

               (k) Not applicable.

               (l)(1) Investment Letter for Common Sense Funds. (Incorporated by reference to Exhibit 13 filed with Pre-Effective Amendment No. 2, filed March 31, 1987.)

                    (l)(2) Investment Letter for Common Sense II Funds dated May
               2, 1994. (Incorporated herein by reference to Exhibit 13.2 filed with Post-Effective Amendment No. 12, filed October 28, 1994.)

                    (l)(3) Investment Letter for Common Sense II Emerging Growth
               Fund and Common Sense II International Equity Fund. (Incorporated herein by reference to Exhibit 13.3 filed with Post-Effective Amendment No. 15, filed August 11, 1995).

               (m)(1) Form of Class A Service Plan.

               (m)(2) Form of Class B Service Plan.

               (m)(3) Form of Class L Service Plan.

               (m)(4) Form of Class O Service Plan.

               (m)(5) Form of Class P Service Plan.

               (n) Not applicable.

               (o) Rule 18f-3 Plan. (Incorporated herein by reference to Form N-1A of Registrant's Post-Effective Amendment No. 18, filed on February 28, 1997.)

               (p) Code of Ethics. (Incorporated by reference to Registrant's Post-Effective Amendment No. 26, filed on September 11, 2000.)


Item 24. Persons Controlled by or under Common Control with Registrant.

         None

Item 25.  Indemnification.

     Item 25 is incorporated herein by reference to Form N-1A of Registrants Registration No. 33-11716, Post Effective Amendment No. 11, filed on March 2, 1994.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC, formerly known as SSB Citi Fund Management LLC. ("SBFM").

SBFM, through its predecessors, has been in the investment counseling business since 1934 and was incorporated in December 1968 under the laws of the State of Delaware. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of the officer and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officer and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters.

(a) Salomon Smith Barney, Inc. ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Smith Barney Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Sector Series Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Core Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc.,

Travelers Series Fund Inc., and various series of unit investment trusts.

In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

PFS Distributors, Inc., ("PFS Distributors"), a Distributor of the Registrant, is also a distributor for the following Smith Barney funds:

Smith Barney Investment Series,
Smith Barney Aggressive Growth Fund Inc.,
Smith Barney Appreciation Fund Inc.,
Smith Barney Allocation Series Inc.,
Smith Barney Equity Funds,
Smith Barney Fundamental Value Fund Inc.,
Smith Barney Income Funds,
Smith Barney Investment Funds Inc.,
Smith Barney Investment Trust,
Smith Barney Managed Municipals Fund Inc.,
Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Books and Records.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained

(i) by Registrant will be maintained at its offices, located at 125 Broad Street, New York, NY 10004, or 333 W. 34th Street, New York, NY 10001, PFS Shareholder Services, 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30199-0062, or at State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, or at Travelers Bank & Trust, fsb, 125 Broad Street, New York, NY 10004, or at PFPC Global Fund Series, P.O. Box 9699, Providence, RI 02940;
(ii) by SBFM as the Adviser, will be maintained at its offices, located at 125 Broad Street, New York, NY 10004; and
(iii) by the Distributor, the principal underwriter, will be maintained at its offices located at Salomon Smith Barney, 388 Greenwich Street, New York, NY 10013.

Item 29.  Management Services.

     There are no management related services contracts not discussed in Part A or Part B.

Item 30. Undertakings.

     None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT SERIES, certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 27th day of February, 2002.



                                         SMITH BARNEY INVESTMENT SERIES

                                         By  /s/ HEATH B. MCLENDON
                                             Heath B. McLendon
                                             Chairman of the Board
                                             and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

Signature:                          Title:                    Date:

/s/ Heath B. McLendon       Chairman of the Board     February 27, 2002
    Heath B. McLendon          (Chief Executive
    Officer)

/s/ Lewis E. Daidone       Senior Vice President      February 27, 2002
    Lewis E. Daidone        and Treasurer (Chief
    Financial and
    Accounting Officer)

/s/ Donald M. Carlton*              Trustee           February 27, 2002
    Donald M. Carlton

/s/ A. Benton Cocanougher*          Trustee           February 27, 2002
    A. Benton Cocanougher

/s/ Stephen R. Gross*               Trustee           February 27, 2002
    Stephen R. Gross

/s/ Alan G. Merten*                 Trustee           February 27, 2002
    Alan G. Merten

/s/ R. Richardson Pettit*           Trustee           February 27, 2002
    R. Richardson Pettit

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated February 27, 1998.

EXHIBIT INDEX

None.



                                    Exhibits


No.     Exhibit:
---     --------

(a)(1)  Form of Amended and Restated Declaration of Trust dated March 1, 2002.
(b)     Amended and Restated By-Laws dated March 1, 2002.
(d)     Form of Management Agreement with Smith Barney Fund Management LLC.

(g)     Form of Master Custodian Agreement.

(j)     Consent of Independent Auditors.
(m)(1)  Form of Class A Service Plan.
(m)(2)  Form of Class B Service Plan.
(m)(3)  Form of Class L Service Plan.
(m)(4)  Form of Class O Service Plan.
(m)(5)  Form of Class P Service Plan.